1933 Act File No. 33-65572
1940 Act File No. 811-7852
As filed with the Securities and Exchange Commission on May 1, 2026.

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933
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Pre-Effective Amendment No. ___
Post-Effective Amendment No. 204
and
REGISTRATION STATEMENT
UNDER THE INVESTMENT COMPANY ACT OF 1940
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Amendment No. 205

Victory Portfolios III
(Exact Name of Registrant as Specified in Charter)

15935 La Cantera Parkway, San Antonio, TX 78256
(Address of Principal Executive Offices)
(800) 235-8396
(Area Code and Telephone Number)
Thomas Dusenberry, President
15935 La Cantera Parkway
San Antonio, TX 78256
(Name and Address of Agent for Service)

Please send copies of all communications to:
Mark C. Amorosi, Esq.
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600
It is proposed that this filing will become effective:
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immediately upon filing pursuant to paragraph (b)
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on (date), pursuant to paragraph (b)
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60 days after filing pursuant to paragraph (a)(1)
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on (July 1, 2026), pursuant to paragraph (a)(1)
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75 days after filing pursuant to paragraph (a)(2)
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on (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
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This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

July 1, 2026
Prospectus
Victory World Equity Fund (formerly Victory Sustainable World Fund)
Fund Shares	Institutional Shares	Class A	Class C	Class R6
USAWX	UIWGX	USWGX	—	—
The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
vcm.com
(800) 235-8396

Victory World Equity Fund Summary
Investment Objective
The Victory World Equity Fund (the “Fund”) seeks capital appreciation.
Fund Fees and Expenses
The tables below describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in one or more Victory Funds. More information about these and other discounts is available under Investing with the Victory Funds on page 19 of the Fund’s prospectus, in Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries, and from your financial intermediary.
Shareholder Fees
(paid directly from your investment)
	Fund Shares	Institutional Shares	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.75%
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of purchase or sale price)	None	None	None[1]
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees[2]	0.78%	0.78%	0.78%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%	0.25%
Other Expenses	0.29%	0.66%	0.74%
Total Annual Fund Operating Expenses	1.07%	1.44%	1.77%
Fee Waiver/Expense Reimbursement[3]	0.00%	(0.41)%	(0.39)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	1.07%	1.03%	1.38%
1
A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $500,000 or more that are redeemed within 18 months of purchase. For additional information, see the section titled Choosing a Share Class.
2
The management fee is comprised of a base fee (which is equal to an annualized rate of 0.75% of the Fund's average daily net assets) and a performance adjustment. The performance adjustment is calculated separately for each share class on a monthly basis and is added to or subtracted from the base fee depending upon the performance of the respective share classes relative to the Lipper Global Funds Index. Assets and performance are each measured over a rolling 36-month period. The annual adjustment rate ranges from +/- 0-6 basis points (a basis point is 1/100th of a percentage point) of average daily net assets depending on the level of over/under-performance. The performance adjustment reflected in the management fee may differ from the over/under annual adjustment rate due to differences in average net assets for the fiscal reporting period and rolling 36-month performance period. See Organization and Management of the Fund section for a description of the performance adjustment.
3
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as performance fee adjustments, acquired fund fees and expenses, if any, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) do not exceed an annual rate of 1.09%, 1.00%, and 1.35% of the Fund Shares, Institutional Shares, and Class A, respectively, through at least June 30, 2027. The Adviser is permitted to recoup management fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. The amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund’s management fee. This agreement may only be terminated by the Fund’s Board of Trustees.

Victory World Equity Fund Summary
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or continue to hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Fund Shares	$109	$340	$590	$1,306
Institutional Shares	$105	$415	$748	$1,689
Class A	$707	$1,064	$1,445	$2,509
The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the most recent fiscal year, the Fund's portfolio turnover rate was [ ]% of the average value of its portfolio.
Principal Investment Strategy
Under normal circumstances, the Fund invests at least 80% of its assets (plus the amount of borrowings, if any, for investment purposes) in equity securities. Under normal circumstances, the Fund expects to invest at least 40% of its assets in non-U.S. securities (unless market conditions are not deemed favorable by Fund management, in which case the Fund would invest at least 30% of its assets in non-U.S. securities). The “equity securities” in which the Fund invests include common stocks, depositary receipts, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks. Derivative instruments and other investments that provide exposure to equity securities or have similar economic characteristics may be treated as equity securities under the Fund’s 80% policy.
The Fund normally invests its assets in investments that are tied economically to a number of countries throughout the world. A significant portion of the Fund’s assets are in the securities of issuers organized or located outside the United States, whose primary listing exchange for securities is located outside the United States, or whose largest amount of revenues or profits are derived from countries outside the United States. Under normal market conditions, the Fund’s investments will be diversified in at least three countries, one of which is the United States, and may include developed and emerging market countries. The Fund may invest a significant percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region.
The Fund’s portfolio managers use a combination of quantitative analysis as well as an active bottom-up investment approach to buying and selling investments. A quantitative process is used to systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors also may be considered. Investments are also selected based on fundamental analysis of individual issuers and their potential in light of their financial condition and market, economic,
2

Victory World Equity Fund Summary
political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability.
The Fund may consider various non-financial ratings or factors, where applicable, through quantitative models or qualitative assessment. The significance these considerations have on security selection varies widely, as the analysis is inherently subjective. Further, the consideration of such factors may not apply to certain instruments and the consideration of such factors is only a part of the investment process.
Principal Risks
The Fund’s investments are subject to the following principal risks:
General Market Risk – Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, imposition of tariffs, sanctions against a particular foreign country, its nationals, businesses or industries, and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes may add to instability in global economies and markets generally and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.
Equity Securities Risk – The values of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general market, economic, and political conditions, and other factors. A company’s earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, tariffs, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or may last for extended periods. Equity securities have the lowest priority, and the greatest risk, with respect to dividends and any liquidation payments in the event of an issuer’s bankruptcy.
Foreign Securities Risk – Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Global markets, or those in a particular region, may all react in similar fashion to important political, economic, or other developments. Events and evolving conditions in certain economies or markets, including with respect to tariffs or sanctions, may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile.
Emerging Markets Risk – Foreign securities risk can be particularly heightened because investments in emerging market countries generally are more volatile than investments in developed markets. Emerging market countries are less economically diverse and mature than more developed countries and tend to be politically less stable. The governments of emerging market countries may be more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes. Emerging market countries may also have less developed legal and accounting systems, and their legal systems may deal with issuer bankruptcies and defaults differently than U.S. law would.
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Victory World Equity Fund Summary
Geographic Concentration Risk – The Fund’s performance could be closely tied to the market, currency, economic, political, regulatory, geopolitical, or other conditions and developments in the countries or regions in which the Fund invests. As such, the Fund’s performance could be more volatile than the performance of more geographically diversified funds.
Large Shareholder Risk – The actions by one large shareholder or multiple shareholders acting simultaneously may have an impact on the Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Management Risk – The Fund is actively managed, and the investment techniques and risk analyses used by the Fund’s portfolio managers may not produce the desired results.
Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. By itself, the Fund does not constitute a complete investment plan. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.
An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Investment Performance
The following bar chart and table are intended to help you understand some indication of the risks of investing in the Fund. The bar chart illustrates the Fund Shares' volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund's regulatory broad-based securities market index and an additional index of funds with similar investment objectives. The Fund's principal investment strategy was changed effective July 1, 2026. We assume reinvestment of dividends and distributions.
Performance data for the classes varies based on differences in their fee and expense structures and reflects any expense limitations in effect during the periods shown. Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. The Fund’s most current performance information is available on the Fund’s website at vcm.com or by calling (800) 235-8396. Effective June 29, 2020, the Fund’s Adviser Shares were redesignated Class A shares, subject to a front-end sales load and different fees and expenses. Performance of the Class A shares, therefore, is that of the Adviser Shares restated to reflect the sales load applicable to Class A shares, but not any differences in the fees and expenses.
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Victory World Equity Fund Summary
Calendar Year Returns for Fund Shares

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	18.12%	June 30, 2020
Lowest Quarter	-20.07%	March 31, 2020

Year-to-date return	-0.95%	March 31, 2026

Average Annual Total Returns (For the Periods Ended December 31, 2025)	1 Year	5 Years	10 Years
FUND SHARES Before Taxes	19.50%	10.67%	11.76%
FUND SHARES After Taxes on Distributions	16.49%	8.66%	9.48%
FUND SHARES After Taxes on Distributions and Sale of Fund Shares	13.66%	8.11%	9.09%
INSTITUTIONAL SHARES Before Taxes	19.52%	10.72%	11.81%
CLASS A Before Taxes	12.23%	9.06%	10.79%
Indices
MSCI All Country World Index reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes	22.34%	11.19%	11.72%
Lipper Global Funds Index reflects no deduction for taxes	20.23%	9.09%	10.41%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (“IRA”) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are shown only for the Fund Shares and may differ for each share class.
5

Victory World Equity Fund Summary
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investment. The portfolio managers primarily responsible for the day-to-day management of all or a portion of the Fund are members of the Adviser’s RS Investments Global (“RS Global”), RS Investments Value (“RS Value”), Trivalent Investments (“Trivalent”), and Pioneer Investments investment franchises, and its Victory Solutions platform.
Portfolio Management
	Title	Tenure with the Fund
U-Wen Kok	Chief Investment Officer, RS Global	Since 2019
Adam Mezan	Portfolio Manager, RS Global	Since 2019
Robert J. Harris	Chief Investment Officer, RS Value	Since 2020
Joseph Mainelli	Portfolio Manager, RS Value	Since 2020
Peter S. Carpenter	Senior Portfolio Manager, Trivalent	Since 2020
Jeffrey R. Sullivan	Senior Portfolio Manager, Trivalent	Since 2020
Mannik S. Dhillon, CFA, CAIA	President, Investment Franchises & Solutions	Since 2019
John Peckham	Managing Director and Director of Global Equities Pioneer Investments	Since June 2025
Brian Chen	Senior Vice President, Pioneer Investments	Since June 2025
Jeffrey Sacknowitz	Senior Vice President, Pioneer Investments	Since June 2025
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Victory World Equity Fund Summary
Purchase and Sale of Fund Shares
Investment Minimums	Fund Shares	Institutional Shares	Class A
Minimum Initial Investment	$3,000	$1,000,000	$2,500
Minimum Subsequent Investments	$50	None	$50
You may purchase or sell Fund Shares on any business day through vcm.com or by telephone at (800) 235-8396. You also may purchase or sell Fund Shares through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell Fund Shares by mail at P.O. Box 182593, Columbus, OH 43218-2593. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Institutional Shares are not offered for sale directly to the general public. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
For Class A shares, a $1,000 minimum initial purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts (“IRAs”), gift/transfer to minor accounts, and purchases through automatic investment plans.
Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.
When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (“NAV”) after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.
Tax Information
The Fund intends to make distributions that generally will be taxed to you as ordinary income or long-term capital gains, unless you are a tax-exempt investor or you invest through an IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.
7

Additional Fund Information

Victory Capital Management Inc., which we refer to as the “Adviser” throughout the Prospectus, manages the Fund.
The Fund is  managed by the Adviser who also manages other funds, each having distinct investment management objectives, strategies, risks, and policies. Together, these funds are referred to in this Prospectus as the “Victory Funds” or, more simply, the “Funds.”
The Fund seeks capital appreciation. The Fund’s Board of Trustees (the “Board”) may change the investment objective without shareholder approval. The Fund will provide shareholders notice of any such change.
Under normal circumstances, the Fund invests at least 80% of its assets (plus the amount of borrowings, if any, for investment purposes) in equity securities. Under normal circumstances, the Fund expects to invest at least 40% of its assets in non-U.S. securities (unless market conditions are not deemed favorable by Fund management, in which case the Fund would invest at least 30% of its assets in non-U.S. securities).
We believe that foreign stocks may have a balancing impact with regard to domestic stocks during periods of adverse economic and market conditions in the United States. Therefore, the Fund combines the advantages of investing in a diversified international market (including both developed and emerging countries) and domestic market, with the convenience and liquidity of a mutual fund based in the United States.
The Fund normally invests its assets in investments that are tied economically to a number of countries throughout the world. A significant portion of the Fund's assets are in the securities of issuers organized or located outside the United States, whose primary listing exchange for securities is located outside the United States, or whose largest amount of revenues or profits are derived from countries outside the United States. Under normal market conditions, the Fund’s investments will be diversified in at least three countries, one of which is the United States, and may include developed and emerging market countries. The Fund may invest a significant percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region.
For our purposes, emerging market countries are all countries of the world excluding the following countries and markets, which are referred to as developed countries:
ASIA: Australia, Hong Kong Special Administrative Region, Japan, Singapore, New Zealand
AMERICAS: Canada, the United States
AFRICA/MIDDLE EAST: Israel
EUROPE: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom
There are no restrictions as to the types of businesses or operations of companies in which the Fund’s assets may be invested, except that the Fund may invest no more than 25% of its total assets in any one industry. The Fund normally allocates its investments across different industries and sectors, but the Fund may invest a significant percentage of its assets in issuers in a single or small number of industries or sectors. While the Fund may invest its assets in securities of companies of any size, it generally focuses on securities of companies with large market capitalizations.
The Fund may consider various non-financial ratings or factors, where applicable, through quantitative models or qualitative assessment. The significance these considerations have on security selection varies widely, as the analysis is inherently subjective. Further, the consideration of such factors may not apply to certain instruments and the considerations of such factors is only a part of
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Additional Fund Information

the investment process. Consequently, the Fund should not be viewed as following a sustainability-focused investment approach, and the application of these factors may be inconsistent across the portfolio.
The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies as a response to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.
RS Global
RS Global employs both quantitative modeling and qualitative analysis in seeking to identify higher quality investment candidates across geographic regions and market capitalizations. The team’s proprietary quantitative model emphasizes the ability to create shareholder value, attractive valuations, and favorable market sentiment. Research analysts validate model recommendations, assess the sustainability of company performance, and evaluate business risks. The team monitors macroeconomic and political trends, as well as risk exposures, as part of the overall investment process.
RS Global regularly reviews the Fund’s investments and will sell securities when it believes the securities are no longer attractive because (1) of a deterioration in rank of the security in accordance with the Adviser’s process, (2) of price appreciation, (3) of a change in the fundamental outlook of the company, or (4) other available investments are considered to be more attractive.
RS Value
In evaluating investments for the Fund, RS Value conducts fundamental research to identify companies with improving returns on invested capital. RS Value’s research efforts seek to identify the primary economic and value drivers for each company. Research focuses on a company’s capital deployment strategy, including decisions about capital expenditures, acquisitions, cost-saving initiatives, and share repurchase/dividend plans, as RS Value seeks to understand how returns on invested capital may improve over time. Valuation is considered an important part of the process. RS Value seeks to invest in companies based on its assessment of risk (the possibility of permanent capital impairment) and reward (the future value of the enterprise).
RS Value regularly reviews the Fund’s investments and will sell securities when it believes the securities are no longer attractive because (1) of a deterioration in rank of the security in accordance with the Adviser’s process, (2) of price appreciation, (3) of a change in the fundamental outlook of the company, or (4) other available investments are considered to be more attractive.
Trivalent
Trivalent employs a bottom-up investment approach that emphasizes individual stock selection. Trivalent’s investment process uses a combination of quantitative and traditional qualitative, fundamental analysis to identify attractive stocks with low relative price multiples, positive trends in earnings forecasts, high profitability, and companies with a strong or positively trending responsible investing (“RI”) profile. The stock selection process is designed to produce a diversified portfolio that, relative to the Index, tends to have a below-average price-to-earnings ratio, above-average earnings growth trend, and above-average return on invested capital. RI investing considerations are not a primary or exclusive factor, but rather an additional inclusive consideration to the Adviser's process.
Pioneer Investments
Pioneer Investments uses a value approach to select the Fund's investments. Pioneer Investments seeks to identify securities that are selling at reasonable prices or substantial discounts to their underlying values. Pioneer Investments evaluates a security's potential value, including the
9

Additional Fund Information

attractiveness of its market valuation, based on the company's assets and prospects for earnings and revenue growth, employing a bottom-up analytical style. In making that assessment, Pioneer Investments employs fundamental research and an evaluation of the issuer based on its financial statements and operations. Pioneer Investments focuses on the quality and price of individual issuers and securities.
Pioneer Investments generally sells a portfolio security when it believes that the security’s market value reflects its intrinsic value. Pioneer Investments makes that determination based upon the same criteria it uses to select portfolio securities.
Victory Solutions
In making investment decisions for the Fund, Victory Solutions will invest the Fund’s assets allocated to it in a portfolio of securities that is customized to the Fund. Taking into consideration the holdings selected by the Fund’s other investment managers, Victory Solutions will customize its portion of the Fund’s assets to achieve one or more investment outcomes for the Fund as a whole, such as to seek potential alpha enhancement, adherence to the Fund’s investment objective and/or risk mitigation.
10

Investments

The following describes the types of securities the Fund may purchase under normal market conditions to achieve its principal investment strategy.
Emerging Market Securities
Securities issued by emerging market companies. We ordinarily determine whether an issuer is an emerging market company according to the issuer’s “country of risk” as determined by Bloomberg. Bloomberg determines the issuer’s “country of risk” based on a number of criteria, including its country of domicile, the primary stock exchange on which it trades, the location from which it derives the majority of its revenue, and its reporting currency. Although we generally rely on an issuer’s “country of risk” as determined by Bloomberg, we also may deem an issuer to be an emerging markets issuer if at least 50% of its revenues or profits are derived from operations within emerging markets countries or at least 50% of its assets are located within emerging markets countries.
Equity Securities
Can include common stocks, depositary receipts, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks including rights and warrants.
Foreign Securities
Securities issued by non-U.S. companies. We ordinarily determine whether an issuer is a foreign company according to the issuer’s “country of risk” as determined by Bloomberg. Bloomberg determines the issuer’s “country of risk” based on a number of criteria, including its country of domicile, the primary stock exchange on which it trades, the location from which it derives the majority of its revenue, and its reporting currency. Although we generally rely on an issuer’s “country of risk” as determined by Bloomberg, we also may deem an issuer to be “foreign” if at least 50% of its revenues or profits are derived from operations within non-U.S. countries or at least 50% of its assets are located within non-U.S. countries.
Additional Fund Strategies. The Adviser may use other types of investment strategies in pursuing the Fund's overall investment objective. The following describes the investment technique the Adviser may employ that is not considered to be a part of the Fund's principal investment strategies. Additional securities and techniques are described in the Fund's SAI.
Securities Lending
To enhance the return on its portfolio, the Fund may lend portfolio securities to brokers, dealers, and financial institutions to realize additional income under guidelines adopted by the Board. Each loan will be secured continuously by collateral in the form of cash, securities issued by the U.S. government or its agencies or instrumentalities.
11

Risk Factors

The following provides additional information about the Fund's principal risks and supplements those risks discussed in the Fund’s Summary section of this Prospectus.
Equity Securities Risk: The value of an equity security will fluctuate in response to changes in earnings or other conditions affecting the issuer’s profitability or in general market conditions. Unlike debt securities, which have preference to a company’s assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations.
Foreign Securities Risk: Investing in foreign companies, including ADRs and GDRs, involves certain special risks. There is the possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; changes to trade policies and trade disputes; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; less publicly available information about foreign issuers; difficulties in obtaining legal judgments; and foreign withholding taxes. Foreign investing may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. Three risks that require additional consideration are:
◼
Emerging Markets Risk: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less economically diverse and mature than those in the United States and to political systems that may be less stable. Investments in emerging markets may be subject to the risk of abrupt and severe price declines and their financial markets often lack liquidity. In addition, emerging market countries may be more likely than developed countries to experience rapid and significant adverse developments in their political or economic structures. Emerging market economies also may be overly reliant on particular industries, and more vulnerable to shifts in international trade, trade barriers, and other protectionist or retaliatory measures. Governments in many emerging market countries participate to a significant degree in their economies and securities markets. Some emerging market countries restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or may nationalize or expropriate the assets of private companies. Emerging market countries also may be subject to high inflation and rapid currency devaluations and currency-hedging techniques may be unavailable in certain emerging market countries.
◼
Political Risk: Political risk includes a greater potential for coups d’état, revolts, and expropriation by governmental organizations.
◼
European Economic Risk: The economies of European Union (“EU”) member countries and their trading partners, as well as the broader global economy, may be adversely affected by, among other things, changes in the Euro’s exchange rate; changes in EU or governmental regulations on trade; geopolitical and other events, including acts of terrorism, tensions, war or other open conflicts; and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Fund’s investments and cause it to lose money. Events in Europe may continue to impact the economies of every European country and their economic partners. The ongoing Russia-Ukraine conflict, the resulting responses by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the global financial markets. In addition, uncertainties regarding the viability of the EU have impacted and may continue to impact regional and global markets. There are ongoing concerns regarding the United Kingdom’s withdrawal from the EU, commonly referred to as “Brexit,” as well as the impact this withdrawal may have on other economies of European countries and/or their sovereign debt. Withdrawals from the EU could cause significant regional and global market disruption, which may negatively impact the Fund’s investments and cause it to lose money.
12

Risk Factors

These risks are particularly heightened in this Fund due to the fact that within the universe of foreign investing, investments in emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable.
General Market Risk: The Fund is subject to market risk, which is the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole and adverse market conditions may be prolonged and may not have the same impact on all types of securities. In addition, markets and market-participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
Market turmoil may be reflected in perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In response, governments may adopt a variety of fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and lower interest rates. An unexpected or quick reversal of these policies could increase volatility in the equity and debt markets. Market conditions and economic risks could have a significant effect on domestic and international economies, and could add significantly to the risks of increased volatility and decreased liquidity for the Fund's portfolio. Equity securities tend to be more volatile than debt securities.
◼
Information Technology and Operations Risk: Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The information technology and other operational systems upon which a Fund’s service providers rely may be subject to cyber attack or other technological disruptions, and could otherwise disrupt the ability of these service providers to perform essential tasks for the Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
◼
Geopolitical/Natural Disaster Risk: Political and diplomatic events within the United States, including a contentious domestic political environment, changes in political party control of one or more branches of the U.S. government, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a U.S. government shutdown, and disagreements over, or threats not to increase, the U.S. government’s borrowing limit (or “debt ceiling”), as well as political and diplomatic events abroad, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. A downgrade of the ratings of U.S. government debt obligations, or concerns about the U.S. government’s credit quality in general, could have a substantial negative effect on the U.S. and global economies. Moreover, although the U.S. government has honored its credit obligations, there remains a possibility that the United States could default on its obligations. The consequences of such an unprecedented event are impossible to predict, but it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the
13

Risk Factors

value of the Fund’s investments. Similarly, environmental and public health risks, such as natural disasters or epidemics, or widespread fear that such events may occur, may impact markets and economies adversely and cause market volatility in both the short- and long-term.
Geographic Concentration Risk: Because the Fund may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the Fund’s performance could be closely tied to the market, currency, economic, political, regulatory, geopolitical, or other conditions and developments in those countries or that region, and could be more volatile and risky than the performance of more geographically diversified funds.
Large Shareholder Risk: The Fund, like all mutual funds, pools the investments of many investors. Actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. For example, significant levels of new investments in the Fund by shareholders may cause the Fund to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause the Fund to sell portfolio securities, which may increase transaction costs and might generate a capital gain or loss, or cause it to borrow funds on a short-term basis to cover redemptions, which would cause the Fund to incur costs that, in effect, would be borne by all shareholders, not just the redeeming shareholders. Shareholder purchase and redemption activity also may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Liquidity Risk: Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like due to a variety of factors, including general market conditions, the perceived financial strength of the issuer, or specific restrictions on resale of the securities. Consequently, the Fund may have to hold these securities longer than it would like and may forgo other investment opportunities. It also is possible that the Fund could be prevented from realizing capital gains or could be forced to incur capital losses if the Adviser is unable to sell a position at the time or price of the Adviser’s choosing. Lack of liquidity may impact valuation of such securities and the Fund’s net asset value (“NAV”) adversely, especially during times of financial distress. In addition, the Fund may not be able to raise cash when needed or may be forced to sell other investments to raise cash, which could impact the Fund’s performance negatively. Infrequent trading of securities also may lead to an increase in price volatility. Liquidity is a general investment risk that potentially could impact any security, but funds that invest in privately placed securities, certain small-company securities, high-yield bonds, mortgage-backed or asset-backed securities, foreign or emerging-market securities, derivatives, or other structured investments, which all have experienced periods of illiquidity, generally are subject to greater liquidity risk than funds that do not invest in these types of securities.
Management Risk: The Fund is subject to management risk, which is the possibility that the investment techniques and risk analyses used in managing the Fund’s portfolio will not produce the desired results. In addition, we operate multiple investment franchises within the Adviser, and we also utilize a “manager-of-managers” structure, which gives us the right, with the prior approval of the Board and without shareholder approval, to change subadviser(s). If we add or replace an investment franchise or a subadviser to the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new investment franchise or subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund’s portfolio could take place at a disadvantageous time and also could result in higher capital gains and distributions, which could affect the tax efficiency of the Fund negatively. In addition, the Fund may not be fully invested under its investment program while the realignment takes place, which may negatively impact the Fund’s performance.
14

Risk Factors

Additional Risk Factors. The Adviser may use several types of investment strategies in pursuing the Fund's overall investment objective. The following risk is one that the Adviser does not consider to be a principal risk of the Fund. The statement of additional information (“SAI”) provides more detail about the risk and other risks that a Fund may be subject to that are not considered to be principal risks. You may request a copy of the Fund's SAI for more information.
Securities Lending Risk: The Fund may lend portfolio securities to broker-dealers or other institutions on a fully collateralized basis. There is a risk of delay in recovering a loaned security and/or risk of loss in collateral if the borrower becomes insolvent. There also is risk of loss if the borrower defaults and fails to return the loaned securities. The Fund could incur losses on the reinvestment of cash collateral from the loan, if the value of the short-term investments acquired with the cash collateral is less than the amount of cash collateral required to be returned to the borrower.
15

Organization and Management of the Fund

The Fund's Board has the overall responsibility for overseeing the management of the Fund.
The Investment Adviser
Victory Capital Management Inc. (the “Adviser”), a New York corporation that is registered as an investment adviser with the Securities and Exchange Commission (“SEC”), serves as the investment adviser to the Fund pursuant to an investment advisory agreement. Subject to the authority of the Board, the Adviser is responsible for the overall management and administration of the Fund's business affairs. The Adviser is responsible for selecting the Fund's investments according to its investment objective, policies, and restrictions. As of May 31, 2026, the Adviser managed and advised assets totaling in excess of $[ ] billion for individual and institutional clients. The Adviser’s principal address is 15935 La Cantera Pkwy, San Antonio, Texas 78256.
A discussion regarding the basis of the Board’s approval of the Fund's Advisory Agreement is available in the Fund's Form N-CSR for the period ended February 28.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investment. The RS Global, RS Value, and Trivalent, Victory Capital investment franchises, and Victory Capital’s Victory Solutions platform are responsible for the day-to-day investment management of the Fund.
The Fund’s investment management fee is comprised of a base investment management fee and a performance adjustment. The base investment management fee, which is accrued daily and paid monthly, is equal to an annualized rate of 0.75% of the Fund’s average daily net assets.
The performance adjustment is calculated separately for each share class on a monthly basis and is added to or subtracted from the base investment management fee depending upon the performance of the respective share class relative to the performance of the Lipper Global Funds Index over the performance period. The Lipper Global Funds Index tracks the total return performance of the funds within the Lipper Global Funds category. This category includes funds that invest at least 25% of their portfolio in securities traded outside of the United States and that may own U.S. securities as well. The performance period for each share class consists of the current month plus the previous 35 months (or the number of months since the date of the investment advisory agreement, if shorter). The adjustment rate is determined as referenced in the following chart:
Over/Under Performance Relative to Index (in basis points)[1]	Annual Adjustment Rate (in basis points as a percentage of the Fund’s average daily net assets)
+/– 100 to 400	+/– 4
+/– 401 to 700	+/– 5
+/– 701 and greater	+/– 6
1 Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.
To determine the amount of the performance adjustment, the annual performance adjustment rate is multiplied by the average daily net assets of each respective share class over the entire performance period, which then is multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount then is added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base investment management fee.
Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Global Funds Index over that period, even if the Fund had overall negative returns during the performance period.
16

Organization and Management of the Fund

A performance adjustment may have a disproportionate impact on the performance of a share class with a smaller level of assets compared to the Fund’s other share classes with larger asset levels.
For the fiscal year ended February 28, 2026, performance adjustments were [ ]%, [ ]%, and [ ]% on Fund Shares, Institutional Shares, and Class A, respectively.
See Fund Fees and Expenses in this Prospectus for information about any contractual agreement agreed to by the Adviser to waive fees and/or reimburse expenses with respect to the Fund. From time to time, the Adviser also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to the Fund.
The Fund is  authorized, although the Adviser has no present intention of using such authority, to use a “manager-of-managers” structure. The Adviser could select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of the Fund's assets. The Adviser would monitor each subadviser’s performance through quantitative and qualitative analysis and periodically report to the Board as to whether a subadviser’s agreement should be renewed, terminated, or modified. The Adviser also would be responsible for determining how the Fund's assets should be allocated to the subadvisers. The allocation for a subadviser could range from 0% to 100% of the Fund's assets, and the Adviser could change the allocations without shareholder approval.
Portfolio Management
RS Global
U-Wen Kok is the Chief Investment Officer of the RS Global team and has co-managed the Fund since 2019. From 2013 to 2016, she was with RS Investment Management Co. LLC, which was acquired by Victory Capital in 2016. Ms. Kok holds a B.A. in Economics & Political Science from the University of Toronto. Ms. Kok is a CFA® charterholder.
Adam Mezan has been a member of the RS Global team since 2014 and has co-managed the Fund since 2019. Prior to joining RS Investments in 2014, Mr. Mezan worked at Nomura Asset Management in London, covering global industrials and auto sectors. Mr. Mezan holds a B.A. in History from Duke University and an M.B.A. from the University of Chicago. Mr. Mezan is a CFA® charterholder.
RS Value
Robert J. Harris is the Chief Investment Officer of the RS Value team and has co-managed the Fund since 2020. From 2005 to 2016, he was an analyst with RS Investment Management Co. LLC, which was acquired by Victory Capital in 2016. Before joining RS Investments, he was a financial services analyst at Dresdner RCM Global Investors, LLC. Previously, he was a marketing associate for Chevron Texaco Corporation. He also spent seven years as a flight engineer in the United States Air Force.
Joseph Mainelli is a member of the RS Value team and has co-managed the Fund since 2020. From 2007 to 2016, he was an analyst with RS Investment Management Co. LLC, which was acquired by Victory Capital in 2016. Before joining RS Investments, he was an equity research analyst focusing on small- and mid-cap value investments at David J. Greene & Company for three years. Previously, he was an equity research analyst at Sagamore Hill Capital and ING Furman Selz Asset Management.
Trivalent
Peter S. Carpenter is a Senior Portfolio Manager of Trivalent and has co-managed the Fund since 2020. From 2007-2014, Mr. Carpenter was a Senior Portfolio Manager of Munder Capital Management, which was acquired by Victory Capital in 2014. Mr. Carpenter is a CFA® charterholder.
17

Organization and Management of the Fund

Jeffrey R. Sullivan is a Senior Portfolio Manager of Trivalent and has co-managed the Fund since 2020. From 2007-2014, Mr. Sullivan was a Senior Portfolio Manager of Munder Capital Management, which was acquired by Victory Capital in 2014. Mr. Sullivan is a CFA® charterholder.
Pioneer Investments
John Peckham, Managing Director and Director of Global Equities, US of Pioneer Investments, joined the Adviser following the integration of Amundi US into the Adviser, and the predecessor investment adviser in 2002. He has co-managed the Fund since June 2025. He is a member of the Global Equity team, and a member of the U.S. Equity staff since 2002.
Brian Chen, Senior Vice President of Pioneer Investments, joined the Adviser following the integration of Amundi US into the Adviser, and the predecessor investment adviser in 2019. Prior to joining the predecessor investment adviser, he was a partner, portfolio manager, and analyst at Clough Capital Partners from 2010 until 2019, where he co-managed a long-short Asia-Pacific equity strategy. He has co-managed the Fund since June 2025.
Jeffrey Sacknowitz, Senior Vice President of Pioneer Investments, joined the Adviser following the integration of Amundi US into the Adviser, and the predecessor investment adviser in 2020. Prior to joining the predecessor investment adviser, he was a portfolio manager for international growth portfolios at Putnam Investments, and has been an investment professional since 1993. He has co-managed the Fund since June 2025.
Victory Solutions
Mannik S. Dhillon serves as President, Investment Franchises & Solutions, for Victory Capital. From 2015-2017, he served as Victory Capital’s Head of Investment Solutions, Product, and Strategy and has co-managed the Fund since 2019. From 2010 to 2015, Mr. Dhillon served as a managing director and head of manager research with Wilshire Associates, where he evaluated asset managers and led strategic consulting engagements. Mr. Dhillon is a CFA® and CAIA® charterholder.
The statement of additional information (“SAI”) provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund securities.
18

Investing with the Victory Funds

If you are looking for a convenient way to open an account or to add money to an existing account, we can help. The sections that follow will serve as a guide to your investment with the Victory Funds. These sections describe many of the share classes currently offered by the Victory Funds. Choosing a Share Class will help you decide which share class may be to your advantage to buy.
Keep in mind that Institutional Shares and Class R6 shares are available for purchase only by eligible shareholders. In addition, not all Victory Funds offer each class of shares described below; and therefore, certain classes may be discussed that are not necessarily offered by a Fund. The classes of shares that are offered by a Fund are those listed on the cover page designated with a ticker symbol. A Fund also may offer other share classes in different prospectuses.
This section of the prospectus also describes how to open an account, how to access information about your account, and how to buy, exchange, and sell shares of a Fund. Note, this information may vary if you invest through a third party such as a brokerage firm and will be dependent on that firm’s policies and practices. Consult your Investment Professional for specific details.
We want to make it simple for you to do business with us. If you have questions about any of this information, please call your investment professional or one of our customer service representatives at (800) 235-8396. They will be happy to assist you.
An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information.
Your Investment Professional also can help you decide which share class is best for you.
Investment Professionals and other financial intermediaries may charge fees for their services.

Choosing a Share Class
Fund Shares
◼
No front-end sales charge or contingent deferred sales charge (“CDSC”). All your money goes to work for you right away.
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Fund Shares do not pay any ongoing distribution and/or service (12b-1) fees.
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Typically, lower annual expenses than all classes except Institutional and Class R6 shares.
Institutional Shares
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No front-end sales charge or CDSC. All your money goes to work for you right away.
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Institutional Shares do not pay any ongoing distribution and/or service (12b-1) fees.
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Institutional Shares are only available to certain investors.
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Typically, lower annual expenses than all classes except Class R6 shares.
Class A
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Front-end sales charge, as described in this section. There are several ways to reduce or eliminate this charge as discussed under Sales Charge Reductions and Waivers for Class A Shares.
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A CDSC may be imposed if you sell your shares within 18 months of their purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.
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Class A shares also pay ongoing distribution and/or service (12b-1) fees.
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Lower annual expenses than Class C shares.
Class C
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No front-end sales charge. All your money goes to work for you right away.
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Investing with the Victory Funds

◼
A CDSC may be imposed if you sell your shares within 12 months of purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.
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Class C shares also pay ongoing distribution and/or service (12b-1) fees.
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Higher annual expenses than all other classes of shares.
Class R6
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No front-end sales charge or CDSC. All your money goes to work for you right away.
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Class R6 shares do not pay any ongoing distribution and/or service (12b-1) fees.
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Class R6 shares are only available to certain investors.
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Typically, lower annual expenses than all other classes of shares.
Share Classes
When you purchase shares of the Fund, you must choose a share class. The Fund offers the share classes listed on the prospectus cover designated with their ticker symbol. Each share class represents an interest in the same portfolio of securities and is not a separate mutual fund. The classes differ in the sales charges, if any, and expenses that apply to your investment, allowing you and your Investment Professional to choose the class that best suits your investment needs. The Fund may offer additional classes of shares in the future.
Deciding which share class best suits your investment needs depends on a number of factors that you should discuss with your Investment Professional, including: whether you are eligible to invest in a particular class, how long you expect to hold your investment, how much you intend to invest in the Fund, and the total expenses associated with each share class.
The Fund reserves the right, without notice, to change the eligibility criteria for purchasing a particular share class. For example, a class of shares may be available to purchase only by retirement plans or by institutional investors. The Fund also may waive any applicable eligibility criteria or investment minimums at its discretion.
The Fund or any class may be closed at any time for failure to achieve an economical level of assets or for other reasons. Certain financial intermediaries who hold shares on behalf of their customers impose fees when the amount of shares of a particular class falls below a minimum threshold. To the extent that the amount of shares falls below that threshold, the Fund reserves the right to liquidate the shares held in accounts maintained by the financial intermediary.
Shares of the Fund are only available for sale in the United States and certain other areas subject to U.S. jurisdiction and may not be offered for sale in non-U.S. jurisdictions, except as approved by the Adviser. Investors residing outside of the United States (except those with Air/Army Post Office (“APO”), Fleet Post Office (“FPO”), or Diplomatic Post Office (“DPO”) addresses) generally may not purchase shares of the Fund, even if they are U.S. citizens or lawful permanent residents.
Eligibility Requirements to Purchase Fund Shares
You may open an account directly with the Fund and purchase Fund Shares on the Internet, by telephone, or by mail. Fund Shares also are available through certain financial intermediaries.
If Fund Shares are purchased through a retirement account or an Investment Professional (i.e., financial intermediary), the policies and procedures relating to these purchases may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other Investment Professional. For more information on these fees, check with your Investment Professional.
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Investing with the Victory Funds

Eligibility Requirements to Purchase Institutional Shares
The Institutional Shares may be purchased by or through:
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Institutional and individual investors with a minimum investment in Institutional Shares of $1,000,000 who purchase through certain broker-dealers or directly from the transfer agent;
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Investors who purchase through advisory programs with an approved financial intermediary in which the financial intermediary typically charges the investor a fee based upon the value of the account (“Advisory Programs”). Such transactions may be subject to additional rules or requirements of the applicable Advisory Program;
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Brokerage platforms of firms that have agreements with the Distributor to offer such shares solely when acting as an agent for the investor and the investor may be required to pay a commission and/or other forms of compensation to the broker; or
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Institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as Affiliated Funds, and other persons or legal entities that the Fund may approve from time to time.
A Fund may allow a lower initial investment if, in the opinion of the Distributor, the investor has the adequate intent and availability of assets to reach a future level of investment of $1,000,000.
Eligibility Requirements to Purchase Class A and Class C Shares
Class A and Class C shares generally are made available through broker-dealers and other financial intermediaries and are subject to certain sales charges described below.
Calculation of Sales Charges for Class A Shares
For historical expense information, see the “Financial Highlights” at the end of this Prospectus.
Class A shares are sold at their public offering price, which is the NAV plus any applicable initial sales charge, also referred to as the “front-end sales load.” The sales charge may be reduced or eliminated for larger purchases, as detailed below or as described under Sales Charge Reductions and Waivers for Class A Shares. The investment levels required to obtain a reduced sales charge are commonly referred to as “breakpoints.”
All Class A purchases are subject to the terms described herein except for those purchases made through an intermediary specified in Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.
In order to obtain a breakpoint discount, you must inform the Victory Funds or your investment professional at the time you purchase shares of the existence of the other Victory accounts or purchases of Victory Funds that are eligible to be linked for the purpose of calculating the initial sales charge. The Fund or your investment professional may ask you for records or other information about other Victory Funds held in your Victory accounts and any linked accounts, such as accounts opened with a different financial intermediary.
The current sales charge rates and breakpoint levels for Class A shares of the Fund are listed below:
Your Investment in the Fund	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment
Up to $49,999	5.75%	6.10%
$50,000 up to $99,999	4.50%	4.71%
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Investing with the Victory Funds

Your Investment in the Fund	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment
$100,000 up to $249,999	3.50%	3.63%
$250,000 up to $499,999	2.50%	2.56%
$500,000 and above[1]	0.00%	0.00%
1 A contingent deferred sales charge (“CDSC”) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed within 18 months of purchase. This charge will be based on the current market value or the original cost of the shares you are selling, whichever is less. No CDSC is imposed on shares representing reinvested distributions. You may be eligible for a reduction or waiver of this CDSC under certain circumstances. See CDSC Reductions and Waivers for Class A and Class C Shares and Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries for details.
Sales Charge Reductions and Waivers for Class A Shares
There are several ways you can combine multiple purchases of Class A shares of the Victory Funds to take advantage of reduced sales charges or, in some cases, eliminate sales charges.
There are a number of ways you can reduce your sales charges, which we describe below. In order to obtain a Class A sales charge reduction or waiver, you must provide your financial intermediary or the Funds, at the time of purchase, with current information regarding shares of any Victory Funds held in other accounts. This information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate any accounts (e.g., retirement accounts) established (i) with the Victory Funds and your investment professional; (ii) with other financial intermediaries; and (iii) in the name of immediate family household members (spouse or domestic partner and children under 21) with regard to Rights of Accumulation.
The availability of a sales charge reduction or waiver discussed below will depend upon whether you purchase your shares directly from the Fund or through a financial intermediary. If you are eligible for a sales charge reduction because you own shares of other Victory Funds, you must notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. Some intermediaries impose different policies for sales charge waivers and reductions. These variations are described in Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. Except as described with respect to the intermediaries specified in Appendix A, all Class A shares are subject to the terms stated below. In order to obtain waivers and discounts that are not available through your intermediary, you must purchase Fund shares directly from the Fund or through another intermediary.
You can find additional information regarding sales charges and their reductions, free of charge, at vcm.com/policies, by clicking on Victory Funds Pricing Policies.
You may reduce or eliminate the sales charge applicable to Class A shares in a number of ways:
◼
Breakpoint – Purchase a sufficient amount to reach a breakpoint (see Calculation of Sales Charges for Class A Shares above);
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Letter of Intent – If you anticipate purchasing $50,000 or more of Class A shares of the Fund, including any purchase of other Victory Funds of any share class (except money market funds and assets held in group retirement plans) within a 13-month period, you may qualify for a sales charge breakpoint as though you were investing the total amount in one lump sum. In order to qualify for the reduced sales charge, you must submit a non-binding Letter of Intent (the “Letter”) within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. You must start with a minimum initial investment of at least 5.00% of the total amount you intend to purchase. A portion of the shares purchased under the Letter will be held in escrow until the total
22

Investing with the Victory Funds

investment has been completed. In the event you do not complete your commitment set forth in the Letter in the time period specified, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges;
◼
Right of Accumulation – Whereas a Letter of Intent allows you to qualify for a discount by combining your current purchase amount with purchases you intend to make in the near future, a Right of Accumulation allows you to reduce the initial sales charge on a Class A investment by combining the amount of your current purchase with the current market value of prior investments made by you, your spouse (including domestic partner), and your children under age 21 in any class of shares of any Victory Funds (except money market funds and any assets held in group retirement plans). The value of eligible existing holdings will be calculated by using the greater of the current value or the original investment amount. To ensure that you receive a reduced price using the Fund’s Right of Accumulation, you or your Investment Professional must inform the Funds that the Right applies each time shares are purchased and provide sufficient information to permit confirmation of qualification;
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Reinstatement Privilege – You may reinvest at NAV all or part of your redemption proceeds within 90 days of a redemption of Class A shares of the Fund;
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Waiver – The Victory Funds will completely waive the sales charge for Class A shares in the following cases:
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Purchases of $1,000,000 or more;
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Purchases by certain individuals associated with the Victory Funds or service providers (see Eligibility of Individuals Associated with the Victory Funds and Fund Service Providers);
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Purchases by registered broker-dealers, financial intermediaries or their agents, or affiliates who have agreements with the Fund’s distributor (the “Distributor”), if the shares are purchased for their own account, purchased for retirement plans of their employees, or sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;
◼
Purchases for trust or other advisory accounts established with a financial institution and fee-based investment products or accounts;
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Reinvestment of proceeds from a liquidation distribution of Class A shares of Victory Funds held in a deferred compensation plan, agency, trust, or custody account;
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Purchases by retirement plans, including Section 401 and Section 457 plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans. Investors nonetheless may be charged a fee if they effect transactions in Class A shares through a broker or agent;
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Purchases by participants in no transaction fee programs offered by certain broker-dealers (sometimes referred to as “supermarkets”);
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Purchases by certain financial intermediaries who offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers;
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Investors that have an investment account with the Adviser; or
◼
Individuals who reinvest the proceeds of redemptions from Institutional Shares or Class R6 shares of Victory Funds within 60 days of redemption.
You should inform the Fund or your investment professional at the time of purchase of the sales charge waiver category that you believe applies.
23

Investing with the Victory Funds

CDSC for Class A Shares
A contingent deferred sales charge (“CDSC”) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed within 18 months of purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions.
More information is available in CDSC Reductions and Waivers for Class A and Class C Shares and Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. All Class A purchases are subject to the terms described herein except for those purchases made through the intermediaries specified in Appendix A.
CDSC for Class C Shares
You will pay a 1.00% CDSC on any Class C shares you sell within 12 months of purchase. The CDSC is based on the current value of the shares being sold or their NAV when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. There is no CDSC imposed when you exchange your shares for Class C shares of another Victory Fund; however, your exchange is subject to the same CDSC schedule that applied to your original purchase.
An investor may, within 90 days of a redemption of Class C shares, reinvest all or part of the redemption proceeds in the Class C shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. Class C share proceeds reinvested do not result in a refund of any CDSC paid by the shareholder, but the reinvested shares will be treated as CDSC-exempt upon reinvestment. The shareholder must ask the Distributor for such privilege at the time of reinvestment.
To keep your CDSC as low as possible, each time you sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your sale, we will sell the shares in the order they were purchased.
More information is available in CDSC Reductions and Waivers for Class A and Class C Shares and Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.
CDSC Reductions and Waivers for Class A and Class C Shares
No CDSC is imposed on redemptions of Class A and Class C shares in the following circumstances:
◼
To the extent that the shares redeemed:
◼
are no longer subject to the holding period for such shares;
◼
resulted from reinvestment of distributions; or
◼
were exchanged for shares of another Victory Fund as allowed by the prospectus, provided that the shares acquired in such exchange or subsequent exchanges will continue to remain subject to the CDSC, if applicable, calculated from the original date of purchase until the applicable holding period expires. In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first;
◼
Following the death or post-purchase disability of:
◼
a registered shareholder on an account; or
◼
a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;
◼
Distributions from individual retirement accounts, Section 403(b), Section 457, and Section 401 qualified plans, where redemptions result from:
24

Investing with the Victory Funds

◼
required minimum distributions with respect to that portion of such contributions that does not exceed 12% annually;
◼
tax free returns of excess contributions or returns of excess deferral amounts;
◼
distributions on the death or disability of the account holder;
◼
distributions for the purpose of a loan or hardship withdrawal from a participant plan balance; or
◼
distributions as a result of separation of service;
◼
Distributions as a result of a Qualified Domestic Relations Order or Domestic Relations Order required by a court settlement;
◼
In instances where the investor’s dealer or institution waived its commission in connection with the purchase and notifies the Distributor prior to the time of investment;
◼
When the redemption is made as part of a Systematic Withdrawal Plan (including dividends), up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established; or
◼
Participant-initiated distributions from employee benefit plans or participant-initiated exchanges among investment choices in employee benefit plans.
Eligibility Requirements to Purchase Class R6 Shares
Class R6 shares may only be purchased by or through:
◼
Endowments and foundations;
◼
Retirement plans, including Section 401 and Section 457 plans, Section 403 plans sponsored by a Section 501(c)(3) organization, employer sponsored benefit plans (including health savings accounts) and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans;
◼
Advisory Programs with an approved financial intermediary in which the financial intermediary typically charges the investor a fee based upon the value of the account; or
◼
Registered investment companies.
Such investments may be subject to additional rules or requirements of the applicable Advisory Program.
The Class R6 shares are not available to retail accounts, traditional or Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, or 529 Education Savings Plans.
25

Investing with the Victory Funds

Eligibility of Individuals Associated with the Funds and Fund Service Providers
Current and retired trustees of Victory-advised funds and the officers, directors, trustees, employees, and family members of employees of the Adviser or Affiliated Providers are eligible to purchase the lowest expense share class offered by the Fund. In the case of Class A shares, such purchases are not subject to a front-end sales charge. “Affiliated Providers” are affiliates of the Adviser and organizations that provide services to Victory Portfolios III (the “Trust”).
The Fund reserves the right to change the criteria for eligible investors and the investment minimums.
Additional Information Regarding Financial Intermediaries
Your ability to purchase, exchange, redeem, and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include: minimum investment requirements, exchange policies, fund choices, cutoff time for investments, and trading restrictions.
In addition, your financial intermediary may charge a transaction or other fee for the purchase or sale of shares of the Fund. Those charges are retained by the financial intermediary and are not shared with us. Please contact your financial intermediary or plan sponsor for a complete description of its policies.
Copies of the Fund's annual report, semi annual report, and SAI are available from your financial intermediary or plan sponsor.
26

How to Buy Shares

Opening an Account With the Funds
You may purchase shares directly from the Fund or through certain investment professionals (e.g., financial intermediaries) as described below. If you already have an account with us, you will not need to fill out another application to invest in another fund, including other funds managed by the Adviser (together with the Fund, we refer to these as the “Affiliated Funds” or so simply as the “Funds”), unless the registration is different or we need further information to verify your identity.
As required by federal law, we must obtain certain information from you prior to opening an account with us. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. You may be asked for a copy of your driver’s license, passport, or other identifying documents as part of this process which may be cross-referenced against a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. If we subsequently are unable to verify your identity within a reasonable time, we may close your account or take other appropriate action. If your account is closed for this reason, your shares will be redeemed at the next calculated NAV. We prohibit opening accounts for certain investors, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.
Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid “backup” tax withholding required by the Internal Revenue Code of 1986, as amended (the “Code”).
Effective Date of Purchase
Purchase, exchange, and redemption requests are not processed until received in proper form. “Proper form” means actual receipt of the order along with all information and supporting documentation necessary to effect the transaction. Complete information may include any verification or confirmation of identity that the Fund's transfer agent or other authorized Fund agent may request. For purchase requests, “proper form” also generally includes receipt of sufficient funds to effect the purchase. The Fund, its transfer agent, or any authorized Fund agent may, in its sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time. Financial intermediaries may have their own requirements for recognizing a transaction in proper form or good order. If you hold your shares through a financial intermediary, please contact them for specific proper form or good order requirements.
When you make a purchase, your purchase price will be the NAV per share next calculated after we or the financial intermediary receive your request in “proper form.” The Fund’s NAV per share is calculated as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (“NYSE”) each day it is open for trading. If we or the financial intermediary receive your purchase request in proper form prior to that time, your purchase price will be the NAV per share calculated for that day. If we or the financial intermediary receive your purchase request in proper form after that time, the purchase price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.
27

How to Buy Shares

The Fund or the Fund's Distributor or transfer agent may enter into agreements with Servicing Agents (such as financial intermediaries or plan sponsors), which hold shares of the Fund in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for shares of the Fund on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV per share next calculated after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.
Paying for Your Purchase
If you hold an account directly with the Fund and you plan to purchase shares from us with a check, the instrument must be written in U.S. dollars and drawn on a U.S. bank. If unclear or no instructions are provided with your check as to which fund the purchase was intended, we will make every effort to contact you to receive proper instructions. However, if we are unable to reach you within three business days of receipt of your check, we will deposit the funds in an existing or new Victory Treasury Money Market Trust account matching your existing registration. If we cannot locate an existing account matching your registration, the check will be returned within three business days. Initial purchases into an account by electronic funds transfer or check may be held for up to 30 days before any redemptions may be processed. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins. If you plan to purchase shares through a financial intermediary, please check with that financial intermediary regarding acceptable forms of payment.
Minimum Investments
Fund Shares:
$3,000. However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Institutional Shares:
$1 million. However, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Class A and Class C Shares:
$2,500 minimum ($1,000 for IRA accounts, gift/transfer to minor accounts, and purchases through automatic investment plans). However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
If your account falls below the minimum investment amount, we may ask you to reestablish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.
The minimum investment required to open an account may be waived or lowered for employees and immediate family members of the employee of the Adviser, the Administrator, and their affiliates. In addition, the minimum investment required may be waived when the Fund is purchased through an Advisory Program or within qualified retirement plans or in other similar circumstances.
Class R6 Shares:
There is no minimum initial investment amount for Class R6 shares. However, financial intermediaries or plan recordkeepers may require plans to meet different investment minimums. Please contact your financial intermediary for additional information.
28

How to Buy Shares

Purchasing Additional Shares
Fund Shares:
$50 minimum per transaction, per account. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Institutional Shares:
There is no subsequent purchase minimum for investments in Institutional Shares.
Class A and Class C Shares:
$50 minimum per transaction, per account.
Class R6 Shares:
There is no subsequent purchase minimum for investments in Class R6 shares. However, financial intermediaries or plan recordkeepers may require participants to meet different subsequent purchase requirements.
Contacting the Victory Funds
The following features may be available to you to purchase, exchange, and redeem shares of the Fund you hold in an account opened directly with the Fund. Once you have an existing account, you can make additional investments at any time in any amount (subject to any minimums) in the following ways. All website transactions should be placed online at vcm.com.
◼
Internet Access
Review account information and make most account transactions. This includes making purchases, exchanges, and redemptions; reviewing account activity; checking balances; and more.
◼
Mobile Access
Review account information and make most account transactions.
◼
Telephone Access
To access account information and make account transactions, call toll free (800) 235-8396 during normal business hours to speak with a member service representative.
◼
Mail
If you would like to make a purchase or request a redemption by mail, send your written instructions to:
Regular Mail:
Victory Funds
P.O. Box 182903
Columbus, OH 43218-2903
Overnight Mail:
Use the following address ONLY for overnight packages:
Victory Funds
c/o FIS TA Operations
4249 Easton Way, Suite 400
Columbus, OH 43219
PHONE: (800) 235-8396
29

How to Buy Shares

◼
Bank Wire
To add to your account or request a redemption by bank wire, visit the vcm.com website or call (800) 235-8396 for instructions. This helps to ensure that your account will be credited or debited promptly and correctly. Any commercial bank can transfer same-day funds by wire.
Although the transfer agent currently does not charge you for receiving same-day funds, it reserves the right to charge for this service in the future. Your bank may charge you for wiring same-day funds.
◼
Electronic Funds Transfer
Additional purchases on a regular basis may be deducted electronically from a bank account. To sign up for these services when opening an account, visit the vcm.com website or call (800) 235-8396 for assistance. Currently, the Fund does not charge a fee for electronic transfers, but it reserves the right to charge for this service in the future. Your originating bank may charge a fee for electronic transfers.
30

How to Exchange Shares and Class Conversions

There may be limits on the ability to exchange between certain Victory Funds. You can obtain a list of Victory Funds available for exchange by calling (800) 235-8396 or by visiting VictoryFunds.com
The shares of any class of a Fund may be exchanged for the shares of any other class offered by the Fund or the same class, or any other class, of any other Victory Funds, either through your investment professional or directly through the Fund, subject to the conditions described below:
◼
Exchanges are subject to any CDSC, minimum investment limitation, or eligibility requirements described in the applicable prospectus and SAI. You may be required to provide sufficient information to establish eligibility to exchange into a new share class.
◼
To exchange between Victory Funds, the other Victory Fund you wish to exchange into must be eligible for exchange with your Fund.
◼
Shares of the Victory Fund selected for exchange must be available for sale in your state of residence.
If you have questions about these, or any of the Fund’s other exchange policies, please consult your customer service representative or your Investment Professional before requesting an exchange.
Before exchanging, you should read the prospectus of the Fund you wish to exchange into, which may be subject to different risks, fees, and expenses.
Other Exchange Rules You Should Know
If you have opened an account directly with the Fund, you may make exchanges on vcm.com. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next calculated pursuant to the procedures set forth herein. See Effective Date of Purchase for additional information. The investment minimums applicable to share purchases also apply to exchanges.
If you hold shares of the Fund in an account with a financial intermediary or plan sponsor, the policies and procedures on an exchange may differ from those discussed in this Prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy, sell, or exchange shares of the Fund through a broker or other Investment Professional. For more information on these fees, check with your Investment Professional.
An exchange of Fund shares for shares of another Victory Fund constitutes a sale for tax purposes unless the exchange is made within an IRA or other tax-deferred account.
The Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. The Fund may terminate or modify the exchange privilege at any time upon 60 days’ notice to shareholders.
For information on how to exchange shares of a Fund that were purchased through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.
Class C Share Conversion
Class C shares of the Fund will automatically convert to Class A shares in the month following the eight-year anniversary date of the purchase of the Class C shares. Your financial intermediary may have a conversion schedule that is shorter than eight years. Class C conversions will be effected at the relative NAV of each such class without the imposition of any sales charge, fee or other charge.
31

How to Exchange Shares and Class Conversions

You may be able to voluntarily convert your Class C shares before the stated anniversary to a different share class of the same Fund that has a lower total annual operating expense ratio provided certain conditions are met. This voluntary conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Please contact your financial intermediary for additional information.
Other Conversions
Under certain circumstances, we may convert your (i) Institutional Shares to Fund Shares and (ii) Class A shares to Fund Shares or Institutional Shares, as applicable. The Fund will notify you before any such conversion occurs.
The Fund also may provide for other conversion privileges from time to time under which a shareholder of the Fund may convert shares into another class of shares of the same Fund under certain circumstances, subject to approval by the Fund’s officers. For example, subject to approval by the Fund’s officers, a shareholder may convert shares of one class of the Fund held through an eligible advisory program into shares of another class of the Fund (if available) with a lower expense ratio, provided that following the conversion the shareholder meets applicable eligibility requirements for the class into which the shareholder seeks to convert (as described in this prospectus).
Pricing
When a conversion occurs, you receive shares of one class of a fund for shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs per share of the two share classes. A conversion between share classes of the same fund is a non-taxable event.
Conversions are not subject to the Fund's restrictions on short-term trading activity discussed under Excessive Short-Term Trading.
32

How to Sell Shares

Shareholders will receive a redemption price of the NAV per share next calculated after we receive the redemption request in “proper form” as provided under Effective Date of Purchase. If we receive the redemption request in proper form prior to the close of the NYSE’s regular trading session (generally 4 p.m. Eastern time), the redemption price will be the NAV per share calculated for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.
Under certain circumstances and when deemed to be in the Fund’s best interests, proceeds may not be sent to intermediaries for up to seven days after receipt of the redemption order.
There are a number of convenient ways to sell your shares.
If you have a direct account with the Fund, you may redeem Fund Shares on the Internet, by telephone, or by mail on any day the NAV per share is calculated. You can use the same mailing addresses listed under the section titled How to Buy Shares.
◼
By Internet
Log on to your account using vcm.com and place your redemption request.
◼
By Telephone
Call toll free (800) 235-8396 during normal business hours. You have the following options for receiving your redemption proceeds:
◼
Mail a check to the address of record;
◼
Wire funds to a previously designated domestic financial institutional;
◼
Mail a check to a previously designated alternate address; or
◼
Electronically transfer your redemption via EFT to a previously designated domestic financial institution.
The Fund has undertaken certain authentication procedures regarding telephone transactions and will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.
◼
By Mail
Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds.
◼
By Wire
If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call before the close of trading on the NYE, your funds will be wired on the next business day.
◼
By Electronic Funds Transfer (“EFT”)
Normally, your redemptions will be processed on the same day, but will be processed on the next day if received after close of trading on the NYSE. It will be transferred by EFT as long as the transfer is to a domestic bank.
Additional Information About Redemptions
The Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).
33

How to Sell Shares

Under normal market conditions, the Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. Under deteriorating market conditions or market stress, the Fund also may borrow to meet redemption requests. The Fund and the other Affiliated Funds are limited as to the amount that each may individually and collectively borrow in these circumstances. As a result, borrowings available to the Fund may be insufficient to satisfy Fund redemption requests. In addition, the Fund reserves the right to honor redemption orders wholly or partly with in-kind distributions of Fund portfolio securities instead of cash.
Fund Shares:
If you hold Fund Shares through an account directly with the Fund, the Fund typically expects to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds.
Payment for redemption of shares purchased by electronic funds transfer (“EFT”) or check will be sent after the EFT or check has cleared, which could take up to 30 days from the initial purchase date into the Fund and, for subsequent purchases into the Fund, seven business days from the purchase date.
If you choose to have your redemption proceeds mailed to you and either the U.S. Postal Service is unable to deliver the distribution check to you or the check remains outstanding for more than six months, the Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed redemption checks.
If you hold Fund Shares with a financial intermediary, please contact your financial intermediary regarding redemption policies. Normally, the Fund transmits proceeds to intermediaries for redemption orders that are received in proper form on the next business day after receipt.
Institutional Shares:
Institutional Shares typically expect to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds.
Class A and Class C Shares:
Check with your financial intermediary for its policies on redemptions. Class A and Class C shares purchased through a financial intermediary should be redeemed through the financial intermediary. The Fund typically expects to transmit proceeds to intermediaries for redemption orders received in proper form on the next business day after receipt.
Class R6 Shares:
Class R6 shares may be purchased or redeemed through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. Check with your financial intermediary or plan sponsor for its policies on redemptions. Normally, the Fund transmits proceeds to intermediaries and eligible institutional investors (foundations and endowments) for redemption orders received in proper form on the next business day after receipt.
For federal income tax purposes, a redemption of shares of the Fund is a taxable event, upon which you may recognize a capital gain or loss (unless you hold the shares of the Fund in a tax-deferred account or are a tax-exempt investor). A capital gain or loss is based on the difference between your basis in the redeemed shares and the proceeds you receive upon their redemption. See Important Information About Taxes for information regarding basis election and reporting.
34

Information About Fees

The Fund is comprised of multiple classes of shares. Each class shares the Fund's investment objective and investment portfolio. The classes have different fees, expenses, and/or minimum investment requirements. The difference in the fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution services and performance fee arrangements. It is not the result of any difference in the base investment management, custodial fee rate schedules, or other expenses related to the management of the Fund's assets, which do not vary by class. Different fees and expenses will affect performance.
Except as described below, the share classes have identical voting, dividend, liquidation, and other rights, preferences, terms, and conditions. The primary differences between the classes are: (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.
Distribution and Service Plans
In accordance with Rule 12b-1 under the Investment Company Act of 1940, the Trust has adopted a Distribution and Service Plan for Class A shares of the Fund.
Under the Class A Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.25% of its average daily net assets of its Class A shares. The fee is paid for general distribution services and for providing personal services to shareholders. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund’s shares.
Personal services to shareholders generally are provided by broker-dealers or other financial intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions, and changing account information.
Because Rule 12b-1 fees are paid out of the Fund’s assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For additional information about the Rule 12b-1 Plan and its terms, see Distribution and Service Plans in the SAI.
Payments to Financial Intermediaries
Certain financial intermediaries perform recordkeeping, networking, administrative, sub-transfer agency, and shareholder services for their clients with respect to their investments in the Fund that otherwise would be performed by the Fund’s transfer agent or administrator and shareholder servicing agent.
In some circumstances, we, or one of our affiliates, will pay a financial intermediary for these services out of our own resources, including any profits from the advisory fees the Adviser receives from the Funds. In other circumstances, the Fund will pay a fee to the financial intermediary for performing those services. The Fund will not pay financial intermediaries more than it would pay its direct service providers for transfer agency, administration, and/or shareholder services. In cases where intermediary fees are higher due to differences in the services being provided or other factors, the additional amounts will be paid by us and/or the Distributor. In addition, these payments generally are based on either (1) a percentage of the average daily net assets of Fund shareholders’ accounts serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial.
35

Information About Fees

In addition, we and the Fund's Distributor may make payments to intermediaries for various additional services, other expenses, and/or the financial intermediaries’ distribution of shares of the Fund. Such payments are sometimes referred to as “revenue sharing” and generally are negotiated with a financial intermediary on the basis of such factors as the number or value of shares of the Fund that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.
We (and our affiliates) also may pay fixed fees for the listing of a Fund on a broker-dealer’s or financial intermediary’s system. Such payments are not considered to be revenue sharing payments.
36

Distributions and Taxes

Dividends and Other Distributions
As a shareholder, you are entitled to your share of net income and capital gains on the Fund’s investments. The Fund passes its earnings along to investors in the form of dividends. Dividends paid by the Fund represent the net income from dividends and interest earned on investments after expenses. The Fund will distribute short-term gains, as necessary; and if the Fund makes a long-term capital gain distribution, it normally is paid once a year in December.
Buying a dividend. You should check the Fund's distribution schedule before you invest. If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

The Fund pays distributions of net investment income (“dividends”) annually. The Fund may make additional distributions to shareholders, or may not make a distribution, when considered appropriate or necessary. For example, the Fund could make one or more additional distributions to avoid the imposition of any federal income or excise taxes, or it may not make a distribution to limit returns of capital.
Any distribution made by the Fund will reduce the NAV per share of the class by the amount of the distribution on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any distribution. Some or all distributions may be subject to taxes.
Distributions can be received in one of the following ways. Please check with your Investment Professional if you are unsure of which option is right for you.
Reinvestment Option
The Fund automatically reinvests all income dividends and capital gain distributions, if any, on a share class in additional shares of that class unless you request to receive those distributions in cash by way of check or by way of electronic funds transfer.
Directed Bank Account Option
When you choose to receive cash dividends by way of electronic funds transfer to your bank checking or savings account, we will send them to you after the distribution date each month. The share price will be the NAV per share of the class computed on the ex-distribution date.
Cash Option
If you elect to receive your distributions by check, and the distribution amount is $25 or less, the amount will automatically be reinvested in the Fund. Otherwise, a check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the U.S. Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the distribution option on your account will default to the reinvestment option as described above. The Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed distribution checks. The Fund will invest in your account any dividend or other distribution payment returned to the Fund by your financial institution at the current NAV per share.
Income Earned Option
You can automatically reinvest your dividends in additional Fund shares and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.
37

Distributions and Taxes

Directed Distributions Option
If you own shares in more than one Victory Mutual Fund, you may direct that dividends and/or capital gain distributions received from one Victory Mutual Fund be used to purchase shares automatically in the same class of another Victory Mutual Fund.
Important Information About Taxes
The tax information in this Prospectus is provided as general information. You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.

Treatment of the Fund
The Fund, which is treated as a separate corporation for federal tax purposes, has qualified for each past taxable year, and intends to continue to qualify, for treatment as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). By doing so, the Fund (but not its shareholders) is relieved of federal income tax on the part of its investment company taxable income and net capital gain if any, that it distributes to its shareholders.
Shareholder Taxation
◼
Distributions that shareholders receive from the Fund generally are subject to federal income tax and may be subject to state and/or local taxes.
◼
Dividends and distributions of net short-term gains are taxable to you as ordinary income, whether received in cash or reinvested in additional shares of the Fund or another Victory Mutual Fund.
◼
A portion of the Fund’s dividends (which is not expected to be substantial) may qualify for (1) the 50% dividends-received deduction available to corporations, and (2) the lower maximum federal income tax rates applicable to “qualified dividend income” of individuals and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain holding period and other restrictions with respect to their shares of the Fund—a maximum of 15% for a single shareholder with taxable income not exceeding $533,400 ($600,050 for married shareholders filing jointly) and 20% for those individual shareholders with taxable income exceeding those respective amounts (which are effective for 2025 and will be adjusted for inflation annually thereafter).
◼
Regardless of the length of time you have held shares of the Fund, distributions of net capital gains that the Fund realizes are taxable to you as long-term capital gains, whether received in cash or reinvested in additional shares of the Fund, and are taxed to individual shareholders at the 15% and 20% tax rates described above.
◼
You may realize a capital gain or loss for federal income tax purposes on a redemption or an exchange (which is treated like a redemption for those purposes) of shares of the Fund. Your gain or loss is based on the difference, if any, between your basis in the redeemed (or exchanged) shares and the redemption proceeds (or the aggregate NAV of the shares of the fund into which you exchange) you receive. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her shares of the Fund that have been held for more than one year will qualify for the 15% and 20% tax rates.
◼
An individual shareholder is subject to a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes taxable distributions the Fund pays and net gains realized on the redemption or exchange of shares of the Fund, or (2) the excess of his or her “modified adjusted gross income” over $200,000 (or $250,000 if married and filing jointly). This tax is in addition to any other taxes due on that income.
38

Distributions and Taxes

◼
Your basis in shares of the Fund that you acquired after December 31, 2011 (“Covered Shares”) will be determined in accordance with the Fund’s default method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method you elect (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.
◼
You should consult with your tax adviser to determine the best IRS-accepted basis determination method.
◼
The Fund may provide estimated capital gain distribution information through the website at vcm.com.
◼
Tax statements will be mailed from the Fund by mid-February showing the amounts and tax status of distributions made to you in the prior calendar year.
◼
Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.
◼
You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.
Foreign Taxes
Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes foreign countries and U.S. possessions impose (“foreign taxes”) that would reduce the yield and/or total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes; however, many foreign countries do not impose taxes on capital gains with respect to investments by foreign investors.
If more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the IRS (“Foreign Election”) that would permit you to take a credit (or a deduction) for foreign taxes the Fund pays. If the Foreign Election is made, you would include in your gross income both dividends you received from the Fund and the amount of your proportionate share of those foreign taxes and would be entitled to a credit against your federal income tax, subject to the limitations set forth in the Code with respect to the foreign tax credit generally. Alternatively, you could, if it were to your advantage, treat the foreign taxes paid by the Fund as an itemized deduction in computing your taxable income rather than as a tax credit. The Fund has made the Foreign Election in one or more previous taxable years, and it is anticipated that certain Affiliated Funds will make the Foreign Election for their current taxable year. If the Fund does so, it will report to you shortly after each year your share of the foreign taxes it paid and its foreign-source income.
39

Distributions and Taxes

Taxpayer Identification and Backup Withholding
◼
Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid “backup” tax withholding required by the Code.
◼
Federal law requires the Fund to withhold and remit to the U.S. Treasury 24% of (1) dividends, capital gain distributions, and proceeds of redemptions, regardless of the extent to which gain or loss may be realized, otherwise payable to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any individual shareholder who underreports dividend or interest income or fails to certify that he or she is not subject to backup withholding.
◼
Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded. To avoid this withholding, you must certify on your application, or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.
40

Important Fund Policies and Other Information

Share Price Calculation
The price at which you purchase and redeem shares of the Fund is equal to the NAV per share calculated on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investments and other assets), deducting liabilities, and dividing by the number of shares outstanding. Shares of the Fund may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.
NAV=	Total Assets - Liabilities
Number of Shares Outstanding
Valuation of Securities
The Adviser, acting as the Valuation Designee, has established a Pricing and Liquidity Committee (the “Committee”); and subject to the Board’s oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.
Equity securities, including ETFs, except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets, are valued at the last sale price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the closing bid price generally is used for U.S.-listed equities and the average of the bid and ask prices is used for foreign listed equities.
Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund’s NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund’s NAV is calculated will not need to be reflected in the value of the Fund’s foreign securities. However, we will monitor for events that would materially affect the value of the Fund’s foreign securities. If we determine that a particular event would materially affect the value of the Fund’s foreign securities, then the Committee will consider such available information that we deem relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.
Debt securities are valued each business day by a pricing service (the “Service”) approved by the Adviser as Valuation Designee. The Service uses an evaluated bid or the last sales price to price securities when, in the Service’s judgment, these prices are readily available and are representative of
41

Important Fund Policies and Other Information

the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.
Short-term debt securities with original or remaining maturities of 60 days or less generally may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.
Repurchase agreements are valued at cost.
Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.
Futures contracts are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the values are based upon the settlement price on the prior trading date.
Options contracts are valued at the mean of the last bid and ask prices. Options on futures are valued at the settlement price determined by the applicable exchange.
In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith, at fair value, by the Committee in accordance with valuation procedures approved by the Adviser as Valuation Designee. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.
Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.
For additional information on how securities are valued, see Valuation of Securities in the Fund's SAI.
Customer Identification Program
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.
As a result, the Fund must obtain the following information for each person who opens a new account:
◼
Name;
◼
Date of birth (for individuals);
◼
Residential or business street address (although post office boxes are still permitted for mailing); and
◼
Social security number, taxpayer identification number, or other identifying number.
You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal
42

Important Fund Policies and Other Information

law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.
Statements and Reports
You will receive a periodic statement reflecting any transactions that affect the balance or registration of Fund shares in your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account’s statements. Share certificates are not issued. Twice a year, you will receive a financial report of the Fund. By February 15th of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.
The Fund will report information to you annually concerning the tax status of your dividends and other distributions for federal income tax purposes. In addition, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. You should consult with your tax adviser to obtain more information about how the basis reporting law applies to you.
Shareholder Communications
In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, each household will receive a single copy of the Fund’s most recent shareholder reports, proxy statements, prospectuses, and their supplements, unless you have instructed us to the contrary. This eliminates duplicate copies and saves paper and postage costs for the Fund. However, if you would like to receive individual copies, please contact us; and they will be delivered promptly.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI, which is available upon request and on the Fund’s website at VictoryFunds.com.
IRA Distribution Fee
The Fund may apply a distribution fee to all full IRA distributions, except for those due to death, disability, or divorce. Partial IRA distributions are not charged a distribution fee.
Account Balance
Victory Capital Transfer Agency, Inc., the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) all (non-IRA) money market fund accounts; and (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in Affiliated Funds; and (5) all IRAs (for the first year the account is open). The fee is not currently being assessed. The Fund will provide advance notice in the event it is assessed in the future.
43

Important Fund Policies and Other Information

Excessive Short-Term Trading
The Funds generally are not intended as short-term investment vehicles (except for the money market funds, Victory Short-Term Bond Fund, Victory Ultra Short-Term Bond Fund, and Victory Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”
Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the Funds can deter all excessive and short-term trading, the Board has adopted the following policies (except for the money market funds, Victory Short-Term Bond Fund, Victory Ultra Short-Term Bond Fund, and Victory Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.
To deter such trading activities, the Funds’ policies and procedures state that:
◼
Each Fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.
◼
Each Fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by the Fund. Fair value pricing is used to adjust for “stale pricing” that may occur between the close of certain foreign exchanges or markets and the time when the Fund calculates its NAV per share. The use of fair value pricing is intended to deter investors who may be trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in a Fund using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a Fund’s NAV.
The Funds’ Right to Reject Purchase and Exchange Orders and Limit Trading in Accounts
The Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons with a history of three short-term transactions within 90 days or less are suspected of market timing and the shareholder’s trading privileges (other than redemption of Fund shares) will be suspended. The Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, each Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund. For this purpose, a short-term transaction is a purchase or redemption of a Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.
The following transactions are exempt from the excessive short-term trading activity policies described above:
◼
Transactions in the money market funds, Victory Short-Term Bond Fund, Victory Ultra Short-Term Bond Fund, and Victory Tax Exempt Short-Term Fund;
◼
Purchases and sales pursuant to automatic investment or withdrawal plans;
◼
Purchases and sales made through Victory Capital 529 Education Savings Plan;
◼
Purchases and sales made in certain separately managed accounts in wrap fee programs;
◼
Purchases and sales by the Victory Target Retirement Funds, Victory Cornerstone Conservative
44

Important Fund Policies and Other Information

Fund, and/or Victory Cornerstone Equity Fund; and
◼
Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.
If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular Fund or all of the Funds.
The Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.
The Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase shares of a Fund through financial intermediaries that establish omnibus accounts to invest in the Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or Funds will review net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.
We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the Funds’ policy. For shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.
Because of the increased costs to review underlying trading information, the Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.
Other Fund Rights
The Fund reserves the right to:
◼
Reject or restrict purchase or exchange orders when in the best interest of the Fund;
◼
Limit or discontinue the offering of shares of the Fund without notice to the shareholders;
◼
Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;
◼
Redeem some or all of its shares in kind when in the best interest of the Fund;
45

Important Fund Policies and Other Information

◼
Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);
◼
Redeem an account with less than $500, with certain limitations;
◼
Restrict or liquidate an account when necessary or appropriate to comply with federal law; and
◼
Discontinue or otherwise limit the opening of accounts with us.
Additional Information
The Trust enters into contractual arrangements with various parties, including, among others, the Fund's adviser, transfer agent, and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust or the Fund.
This Prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. Neither this Prospectus nor the related SAI is intended to be, or should be read to give rise to, an agreement or contract between the Trust or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
46

Financial Highlights

The following financial highlights tables are intended to help you understand the Fund's and relevant share classes' financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund Shares, Institutional Shares, and Class A shares (assuming reinvestment of all income dividends and capital gain distributions). Information shown for the Class A shares for the periods ended on or before May 31, 2020, reflects that of the Fund’s Adviser Shares, which were redesignated Class A shares on June 29, 2020.
The information has been derived from financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the Fund’s Form N-CSR to shareholders, which is available upon request.
On March 11, 2025, and effective upon completion of the February 28, 2025, fiscal year audit of the Fund, Ernst & Young LLP resigned as auditor of the Fund and effective the same day upon recommendation and approval of the Fund's Audit and Compliance Committee and Board, Cohen & Company, Ltd. was appointed as auditor of the Fund.
47

Victory World Equity Fund
	Fund Shares
For a Share Outstanding Throughout Each Period	Year Ended 2/28/26	Year Ended 2/28/25	Year Ended 2/29/24	9 Months Ended 2/28/23(a)	Year Ended 5/31/22	Year Ended 5/31/21
Net Asset Value, Beginning of Period		$28.07	$22.59	$23.70	$31.03	$23.38
Investment Activities:
Net investment income (loss)(b)		0.27	0.23	0.16	0.25	0.23
Net realized and unrealized gains (losses)		3.55	5.52	(0.65)	(2.36)	8.74
Total from Investment Activities		3.82	5.75	(0.49)	(2.11)	8.97
Distributions to Shareholders from:
Net investment income		(0.54)	(0.27)	(0.09)	(0.27)	(0.18)
Net realized gains		(1.43)	—	(0.53)	(4.95)	(1.14)
Total Distributions		(1.97)	(0.27)	(0.62)	(5.22)	(1.32)
Net Asset Value, End of Period		$29.92	$28.07	$22.59	$23.70	$31.03
Total Return(c),(d)		13.54%	25.55%	(2.01)%	(8.90)%	39.07%
Ratios to Average Net Assets:
Net Expenses(e),(f),(g),(h)		1.07%	1.08%	1.09%	1.05%	1.05%
Net Investment Income (Loss)(e)		0.85%	0.93%	0.95%	0.87%	0.86%
Gross Expenses(e),(h)		1.07%	1.08%	1.09%	1.05%	1.05%
Supplemental Data:
Net Assets at end of period (000's)		$1,387,165	$1,334,778	$1,163,680	$1,272,993	$1,507,963
Portfolio Turnover(c),(i)		32%	32%	23%	37%(j)	88%
(a)
Effective February 28, 2023, the Fund’s fiscal year-end changed from May 31 to February 28 or February 29 during leap years.
(b)
Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
Not annualized for periods less than one year.
(d)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(e)
Annualized for periods less than one year.
(f)
The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through June 30, 2025, instead of coinciding with the Fund's fiscal year end.
(g)
From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund’s management fee.
(h)
Does not include acquired fund fees and expenses, if any.
(i)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
(j)
Reflects a return to normal trading levels after a prior year subadvisor termination.
48

Victory World Equity Fund

	Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended 2/28/26	Year Ended 2/28/25	Year Ended 2/29/24	9 Months Ended 2/28/23(a)	Year Ended 5/31/22	Year Ended 5/31/21
Net Asset Value, Beginning of Period		$28.17	$22.66	$23.78	$31.10	$23.42
Investment Activities:
Net investment income (loss)(b)		0.26	0.25	0.17	0.31	0.24
Net realized and unrealized gains (losses)		3.58	5.55	(0.65)	(2.41)	8.77
Total from Investment Activities		3.84	5.80	(0.48)	(2.10)	9.01
Distributions to Shareholders from:
Net investment income		(0.56)	(0.29)	(0.11)	(0.27)	(0.19)
Net realized gains		(1.43)	—	(0.53)	(4.95)	(1.14)
Total Distributions		(1.99)	(0.29)	(0.64)	(5.22)	(1.33)
Net Asset Value, End of Period		$30.02	$28.17	$22.66	$23.78	$31.10
Total Return(c),(d)		13.57%	25.67%	(1.96)%	(8.87)%	39.17%
Ratios to Average Net Assets:
Net Expenses(e),(f),(g),(h)		1.02%	1.02%(i)	1.00%	1.00%	0.99%
Net Investment Income (Loss)(e)		0.85%	1.02%	1.01%	1.10%	0.87%
Gross Expenses(e),(h)		1.44%	1.66%	1.49%	1.29%	1.27%
Supplemental Data:
Net Assets at end of period (000's)		$6,357	$4,631	$4,140	$5,301	$2,660
Portfolio Turnover(c),(j)		32%	32%	23%	37%(k)	88%
(a)
Effective February 28, 2023, the Fund’s fiscal year-end changed from May 31 to February 28 or February 29 during leap years.
(b)
Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
Not annualized for periods less than one year.
(d)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(e)
Annualized for periods less than one year.
(f)
The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through June 30, 2025, instead of coinciding with the Fund's fiscal year end.
(g)
From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund’s management fee.
(h)
Does not include acquired fund fees and expenses, if any.
(i)
Includes fees associated with the Fund's closing agreement on EU reclaims. If these fees had not been included, the net expense ratio would have been (0.01)% lower.
(j)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
(k)
Reflects a return to normal trading levels after a prior year subadvisor termination.
49

Victory World Equity Fund

	Class A
For a Share Outstanding Throughout Each Period	Year Ended 2/28/26	Year Ended 2/28/25	Year Ended 2/29/24	9 Months Ended 2/28/23(a)	Year Ended 5/31/22	Year Ended 5/31/21
Net Asset Value, Beginning of Period		$28.15	$22.66	$23.77	$31.06	$23.40
Investment Activities:
Net investment income (loss)(b)		0.17	0.16	0.11	0.19	0.15
Net realized and unrealized gains (losses)		3.57	5.54	(0.65)	(2.40)	8.76
Total from Investment Activities		3.74	5.70	(0.54)	(2.21)	8.91
Distributions to Shareholders from:
Net investment income		(0.46)	(0.21)	(0.04)	(0.13)	(0.11)
Net realized gains		(1.43)	—	(0.53)	(4.95)	(1.14)
Total Distributions		(1.89)	(0.21)	(0.57)	(5.08)	(1.25)
Net Asset Value, End of Period		$30.00	$28.15	$22.66	$23.77	$31.06
Total Return (excludes sales charge)(c),(d)		13.21%	25.22%	(2.19)%	(9.18)%	38.73%
Ratios to Average Net Assets:
Net Expenses(e),(f),(g),(h)		1.37%	1.36%	1.35%	1.32%	1.32%
Net Investment Income (Loss)(e)		0.54%	0.66%	0.68%	0.67%	0.53%
Gross Expenses(e),(h)		1.77%	1.90%	1.83%	1.68%	1.62%
Supplemental Data:
Net Assets at end of period (000's)		$5,079	$4,348	$4,336	$4,176	$2,890
Portfolio Turnover(c),(i)		32%	32%	23%	37%(j)	88%
(a)
Effective February 28, 2023, the Fund’s fiscal year-end changed from May 31 to February 28 or February 29 during leap years.
(b)
Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
Not annualized for periods less than one year.
(d)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(e)
Annualized for periods less than one year.
(f)
The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through June 30, 2025, instead of coinciding with the Fund's fiscal year end.
(g)
From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund’s management fee.
(h)
Does not include acquired fund fees and expenses, if any.
(i)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
(j)
Reflects a return to normal trading levels after a prior year subadvisor termination.
50

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

The availability of certain initial and contingent deferred sales charge reductions and waivers may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. The following information about variations in sales charge reductions and waivers is applicable only to investors who purchase Fund shares through a Merrill Lynch, Ameriprise Financial, Morgan Stanley Wealth Management, Raymond James, Janney Montgomery Scott LLC, Edward D. Jones & Co., Oppenheimer & Co. Inc., Stifel, Nicolaus & Company, Incorporated, Robert W. Baird & Co., J.P. Morgan Securities LLC, or Wells Fargo Advisors Financial Network, LLC platform or account.
In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive those reductions and waivers.
Ameriprise Financial
Front-end sales charge reductions on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of the Fund through an Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A shares as follows:
◼
Transaction size breakpoints, as described in this prospectus or the SAI.
◼
Rights of accumulation (“ROA”), as described in this prospectus or the SAI.
◼
Letter of intent, as described in this prospectus or the SAI.
Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of the Fund through an Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:
◼
shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
◼
shares purchased through reinvestment of capital gains and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).
◼
shares exchanged from Class C shares of the same fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.
◼
shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
51

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

◼
shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
◼
shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).
CDSC waivers on Class A and C shares purchased through Ameriprise Financial
Fund shares purchased through an Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:
◼
redemptions due to death or disability of the shareholder
◼
shares sold as part of a systematic withdrawal plan as described in this prospectus or the SAI
◼
redemptions made in connection with a return of excess contributions from an IRA account
◼
shares purchased through a Right of Reinstatement (as defined above)
◼
redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
Edward D. Jones & Co (“Edward Jones”)
The following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the Victory Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints
◼
Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.
Rights of Accumulation (“ROA”)
◼
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the Victory Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
52

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

◼
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
◼
ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (“LOI”)
◼
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if the LOI is not met.
◼
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.
Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
◼
Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures.
◼
Shares purchased in an Edward Jones fee-based program.
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
◼
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following (“Right of Reinstatement”):
◼
The redemption and repurchase occur in the same account.
◼
The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.
◼
The Right of Reinstatement excludes systematic or automatic transactions including, but not limited to, purchases made through payroll deductions, liquidations to cover account fees, and reinvestments from non-mutual fund products.
◼
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
◼
Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
53

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

◼
Purchases of Class 529-A shares through a rollover from either another education savings plan or a security used for qualified distributions.
◼
Purchases of Class 529-A shares made for recontribution of refunded amounts.
Contingent Deferred Sales Charge (“CDSC”) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
◼
The death or disability of the shareholder.
◼
Systematic withdrawals with up to 10% per year of account value.
◼
Return of excess contributions from an Individual Retirement Account (IRA).
◼
Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
◼
Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
◼
Shares exchanged in an Edward Jones fee-based program.
◼
Shares acquired through NAV reinstatement.
◼
Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts
◼
Initial purchase minimum: $250
◼
Subsequent purchase minimum: none
Minimum Balances
◼
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
◼
A fee-based account held on an Edward Jones platform.
◼
A 529 account held on an Edward Jones platform.
◼
An account with an active systematic investment plan or LOI.
Exchanging Share Classes
◼
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares of the same fund.
Janney Montgomery Scott LLC (“Janney”)
Shareholders purchasing fund shares through a Janney brokerage account will be eligible only for the following load waivers (front-end sales charge waivers and CDSC, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or SAI.
Front-End Sales Charge Waivers on Class A shares available at Janney
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
◼
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney
◼
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and
54

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Right of Reinstatement)
◼
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
◼
Shares acquired through a Right of Reinstatement
◼
Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures
CDSC Waivers on Class A and C shares available at Janney
◼
Shares sold upon the death or disability of the shareholder
◼
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
◼
Shares purchased in connection with a return of excess contributions from an IRA account
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s Prospectus
◼
Shares sold to pay Janney fees but only if the transaction is initiated by Janney
◼
Shares acquired through a Right of Reinstatement
◼
Shares exchanged into the same share class of a different fund
Front-End Load Discounts available at Janney: Breakpoints, Rights of Accumulation and/or letters of intent1
◼
Breakpoints as described in this Prospectus
◼
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
◼
Letters of intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets
1 Also referred to as an “initial sales charge”
J.P. Morgan Securities LLC
If you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or Statement of Additional Information.
Front-End Sales Charge Waivers on Class A Shares available at J.P. Morgan Securities LLC
◼
Shares exchanged from Class C (i.e. level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.
◼
Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund
55

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

those plans.  For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.
◼
Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
◼
Shares purchased through rights of reinstatement.
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
◼
Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.
Class C to Class A Share Conversion
◼
A shareholder in the Fund’s Class C shares will have their shares converted to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.
CDSC Waivers on Class A and C Shares available at J.P. Morgan Securities LLC
◼
Shares sold upon the death or disability of the shareholder.
◼
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.
◼
Shares purchased in connection with a return of excess contributions from an IRA account.
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
◼
Shares acquired through a right of reinstatement.
Front-end load Discounts Available at J.P. Morgan Securities LLC: Breakpoints, Rights of Accumulation & Letters of Intent
◼
Breakpoints as described in the Prospectus.
◼
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.
Letters of Intent (“LOI”), which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).
Merrill Lynch (“Merrill”)
Purchases or sales of front-end (for example, Class A) or level-load (for example, Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.
It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.
56

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Additional information on waivers, discounts, and share class exchanges is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.
Front-end Load Waivers Available at Merrill
◼
Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SARSEPs, or Keogh plans
◼
Shares purchased through a Merrill investment advisory program
◼
Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
◼
Shares purchased through the Merrill Edge Self-Directed platform
◼
Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account
◼
Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement
◼
Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund’s officers or trustees)
◼
Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement
Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level-Load Shares Available at Merrill
◼
Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))
◼
Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
◼
Shares sold due to return of excess contributions from an IRA account
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation
◼
Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs, or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund
Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent
◼
Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement
◼
Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients
57

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household
◼
On or about May 1, 2026, assets not held at Merrill will no longer be included in the ROA calculation. For more detail on the timing and calculation lease refer to the Merrill SLWD Supplement.
◼
Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement
◼
On or about May 1, 2026, Merrill will no longer accept new LOIs. For more detail on the timing, please refer to the Merrill SLWD Supplement.
Morgan Stanley Wealth Management
Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Fund's Prospectus or SAI.
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley
◼
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
◼
Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules
◼
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
◼
Shares purchased through a Morgan Stanley self-directed brokerage account
◼
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
◼
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge
Oppenheimer & Co. Inc. (“OPCO”)
Shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.
Front-End Sales Charge Waivers on Class A Shares available at OPCO
◼
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
◼
Shares purchased by or through a 529 Plan
◼
Shares purchased through an OPCO affiliated investment advisory program
58

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
◼
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
◼
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
◼
Employees and registered representatives of OPCO or its affiliates and their family members
◼
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this Prospectus
CDSC Waivers on A and C Shares available at OPCO
◼
Death or disability of the shareholder
◼
Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
◼
Return of excess contributions from an IRA Account
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus
◼
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
◼
Shares acquired through a Right of Reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
◼
Breakpoints as described in this Prospectus
◼
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)
Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or SAI.
Front-End Sales Charge Waivers on Class A Shares available at Raymond James
◼
Shares purchased in an investment advisory program
◼
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions
◼
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James
◼
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase
59

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
◼
A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James
CDSC Waivers on Classes A and C Shares available at Raymond James
◼
Death or disability of the shareholder
◼
Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
◼
Return of excess contributions from an IRA Account
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Fund's prospectus
◼
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James
◼
Shares acquired through a Right of Reinstatement
Front-End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent
◼
Breakpoints as described in this Prospectus
◼
Rights of Accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets
◼
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets
Robert W. Baird & Co. (“Baird”)
Shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.
Front-End Sales Charge Waivers on Investors A shares Available at Baird
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund
◼
Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird
◼
Shares purchased within 90 days following a redemption from a Fund, provided (1) the redemption and purchase occur within the purchaser’s Baird household and (2) the redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)
◼
A shareholder in the Fund’s Investor C Shares will have their share converted at net asset value to Investor A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
◼
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this
60

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provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs
CDSC Waivers on Investor A and C shares Available at Baird
◼
Shares sold due to death or disability of the shareholder
◼
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
◼
Shares bought due to returns of excess contributions from an IRA Account
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus
◼
Shares sold to pay Baird fees but only if the transaction is initiated by Baird
◼
Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations
◼
Breakpoints as described in this prospectus
◼
Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Fund assets held by accounts within the purchaser’s household at Baird. Eligible Fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets
◼
Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of a Victory Fund through Baird, over a 13-month period of time
Waivers Specific to Stifel, Nicolaus & Company, Incorporated (“Stifel”)
Shareholders purchasing or holding Victory Fund shares, including existing fund shareholders, through a Stifel or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, (“CDSC”) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the Fund’s SAI.
Class A Shares
As described elsewhere in this prospectus, Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.
Rights of accumulation
Rights of accumulation (“ROA”) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of eligible assets in the Victory Funds held by accounts within the purchaser’s household at Stifel. Ineligible assets include Class A Money Market Funds not assessed a sales charge. Fund Family assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
Front-end sales charge waivers on Class A shares available at Stifel
◼
Class C shares that have been held for more than seven (7) years may be converted to Class A shares or other front-end share class(es) of the same fund pursuant to Stifel’s policies and procedures. To the extent that this prospectus elsewhere provides for a waiver with respect to the
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Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply.
◼
Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel.
◼
Shares purchased in a Stifel fee-based advisory program, often referred to as a “wrap” program.
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other fund within the Victory Funds.
◼
Shares purchased from the proceeds of redeemed shares of Victory Funds so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, automated transactions (i.e. systematic purchases, including salary deferral transactions and withdrawals) and purchases made after shares are sold to cover Stifel Nicolaus’ account maintenance fees are not eligible for rights of reinstatement.
◼
Shares from rollovers into Stifel from retirement plans to IRAs.
◼
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus.
◼
Purchases of Class 529-A shares through a rollover from another 529 plan.
◼
Purchases of Class 529-A shares made for reinvestment of refunded amounts.
◼
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
◼
Charitable organizations and foundations, notably 501(c)(3) organizations.
Contingent Deferred Sales Charges Waivers on Class A and C Shares
◼
Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary.
◼
Shares sold as part of a systematic withdrawal plan not to exceed 12% annually.
◼
Return of excess contributions from an IRA Account.
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
◼
Shares acquired through a right of reinstatement.
◼
Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.
◼
Shares exchanged or sold in a Stifel fee-based program.
Share Class Conversions in Advisory Accounts
◼
Stifel continually looks to provide our clients with the lowest cost share class available based on account type. Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.
Wells Fargo Advisors Financial Network, LLC (collectively, “Wells Fargo Advisors”)
Wells Fargo Clearing Services, LLC operates a First Clearing business, but these rules are not intended to include First Clearing firms.
62

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Clients of Wells Fargo Advisors purchasing fund shares through Wells Fargo Advisors are eligible for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the prospectus or statement of additional information (“SAI”). In all instances, it is the investor's responsibility to inform Wells Fargo Advisors at the time of purchase of any relationship, holdings, or other facts qualifying the investor for discounts or waivers. Wells Fargo Advisors can ask for documentation supporting the qualification.
Wells Fargo Advisors Class A share front-end sales charge waivers information.
Wells Fargo Advisors clients purchasing or converting to Class A shares of the fund in a Wells Fargo Advisors brokerage account are entitled to a waiver of the front-end load in the following circumstances:
◼
Wells Fargo Advisors employee and employee-related accounts according to Wells Fargo Advisor’s employee account linking rules. Legacy accounts and positions receiving affiliate discounts prior to the effective date will continue to receive discounts. Going forward employees of affiliate businesses will not be offered NAV.
◼
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.
WellsTrade, the firm’s online self-directed brokerage account, generally offers no-load share classes but there could be instances where a Class A share is offered without a front-end sales charge.
Wells Fargo Advisors Class 529-A share front-end sales charge waivers information.
Wells Fargo Advisors clients purchasing or converting to Class 529-A shares of the fund through Wells Fargo Advisors transactional brokerage accounts are entitled to a waiver of the front-end load in the following circumstances:
◼
Shares purchased through a rollover from another 529 plan.
◼
Recontribution(s) of distributed funds are only allowed during the NAV reinstatement period as dictated by the sponsor’s specifications outlined by the plan.
Wells Fargo Advisors is not able to apply the NAV Reinstatement privilege for 529 Plan account purchases placed directly at the fund company. Investors wishing to utilize this privilege outside of Wells Fargo systems will need to do so directly with the Plan or a financial intermediary that supports this feature.
Unless specifically described above, other front-end load waivers are not available on mutual fund purchases through Wells Fargo Advisors.
Wells Fargo Advisors Contingent Deferred Sales Charge information.
◼
Contingent deferred sales charges (CDSC) imposed on fund redemptions will not be rebated based on future purchases.
Wells Fargo Advisors Class A front-end load discounts
Wells Fargo Advisors Clients purchasing Class A shares of the fund through Wells Fargo Advisors brokerage accounts will follow the following aggregation rules for breakpoint discounts:
◼
SEP or SIMPLE IRAs will not be aggregated as a group plan. They will aggregate with the client’s personal accounts based on Social Security Number. Previously established SEP and SIMPLE IRAs may still be aggregated as a group plan.
◼
Employer-sponsored retirement plan (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans) accounts will aggregate with other plan accounts under the same Tax ID and will not be aggregated with other retirement plan accounts under a different Tax ID or personal accounts. For purposes of this
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Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans.
◼
Gift of shares will not be considered when determining breakpoint discounts
64

P.O. Box 182903
Columbus, OH 43218-2903
Statement of Additional Information (“SAI”): A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this Prospectus, which means it is legally part of the prospectus.
Annual/Semi Annual Reports and Form N-CSR: The Fund's annual and semi annual reports to shareholders and Form N-CSR contain more information about the Fund's investments. The annual shareholder report also includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal period. The Fund's Form N-CSR filings contain the Fund's annual and semi-annual financial statements.
How to Obtain Information: You may obtain a free copy of the SAI, annual and semi annual reports and other information such as Fund financial statements and ask questions about the Fund or your accounts, online at VictoryFunds.com, by contacting the Fund at the following address or telephone number, or by contacting your financial intermediary.
By telephone:
Call Victory Funds at
(800) 235-8396
By mail:
Victory Funds
P.O. Box 182903
Columbus, OH 43218-2903
You also can obtain information about the Fund (including the SAI, other reports, and other information such as Fund financial statements) from the SEC on the SEC’s EDGAR database at sec.gov or, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov
Investment Company Act File No. 811-7852
23448-0726

Victory Portfolios III
STATEMENT OF ADDITIONAL INFORMATION
JULY 1, 2026

FUND NAME	FUND SHARES	INSTITUTIONAL SHARES	CLASS A	CLASS C	CLASS R6
Victory Growth and Tax Strategy Fund	USBLX	UGTIX	UGTAX	UGTCX	—
Victory Precious Metals and Minerals Fund	USAGX	UIPMX	UPMMX	—	—
Victory Emerging Markets Fund	USEMX	UIEMX	—	—	—
Victory Treasury Money Market Trust	UATXX	—	—	—	—
Victory International Fund	USIFX	UIIFX	—	—	URITX
Victory World Equity Fund, formerly Victory Sustainable World Fund	USAWX	UIWGX	USWGX	—	—
Victory Government Securities Fund	USGNX	UIGSX	—	—	URGSX
Victory Cornerstone Conservative Fund	USCCX	—	—	—	—
Victory Cornerstone Moderately Conservative Fund	UCMCX	—	—	—	—
Victory Cornerstone Moderate Fund	USBSX	—	—	—	—
Victory Cornerstone Moderately Aggressive Fund	USCRX	—	—	—	—
Victory Cornerstone Aggressive Fund	UCAGX	—	—	—	—
Victory Cornerstone Equity Fund	UCEQX	—	—	—	—
Victory Global Equity Income Fund	UGEIX	—	—	—	—
Victory Target Managed Allocation Fund	UTMAX	—	—	—	—
(each a “Fund” and together, the “Funds”)
Each Fund is a series of Victory Portfolios III (the “Trust”)
This Statement of Additional Information (“SAI”) is not a prospectus and contains information in addition to, and more detailed than, that set forth in each Fund’s prospectus. It is intended to provide you with additional information regarding the activities and operations of the Trust and the Funds and should be read in conjunction with each Fund’s prospectus dated as of the same date of this SAI as set forth above, as it may be amended or supplemented from time to time (each, a “Prospectus”). The SAI is incorporated by reference, in its entirety, into each Prospectus. You may obtain a free copy of the Prospectus for each Fund by writing to Victory Portfolios III, PO Box 182593, Columbus, OH 43218-2593, or by calling toll free (800) 235-8396, or at VictoryFunds.com.
The financial statement for each Fund and the Independent Registered Public Accounting Firm’s Report thereon for the fiscal year ended February 28, 2026, are included in Item 7 of the respective Fund’s Form N-CSR of that date and are incorporated herein by reference. The annual report to shareholders is available, without charge, on the Funds’ website or by writing or calling the Trust at the above address or toll-free phone number.

General Information
Victory Capital Management Inc. (“Victory Capital,” “Adviser,” or “Manager”) serves as the adviser of the Funds, and Victory Capital Services, Inc. (“VCS” or “Distributor”) serves as the distributor of the Funds' shares on a continuing, best-efforts basis. Prior to July 1, 2019, USAA Asset Management Company (“AMCO” or “Predecessor Adviser”) served as the adviser of the Funds and USAA Investment Management Company served as the distributor of the Funds' shares.
The Trust, formerly known as USAA Mutual Funds Trust and USAA State Tax-Free Trust, is an open-end management investment company established as a statutory trust under the laws of the state of Delaware pursuant to a Master Trust Agreement dated June 21, 1993, as amended. The Trust is authorized to issue shares of beneficial interest in separate portfolios. The Trust currently includes 45 portfolios, 15 of which are described in this SAI.
The Victory Cornerstone Conservative Fund, Victory Cornerstone Moderately Conservative Fund, Victory Cornerstone Moderate Fund, Victory Cornerstone Moderately Aggressive Fund, Victory Cornerstone Aggressive Fund, Victory Cornerstone Equity Fund, Victory Emerging Markets Fund, Victory Global Equity Income Fund, Victory International Fund, Victory Precious Metals and Minerals Fund, and Victory World Equity Fund are referred to as the “Equity Funds,” while the Victory Growth and Tax Strategy Fund and Victory Government Securities Fund are referred to as the “Fixed Income Funds.”
Much of the information in this SAI is intended to provide you with additional information regarding the activities and operations of the Trust and the Funds and should be read in conjunction with each Fund’s Prospectus. The Prospectus provides the basic information you should know before investing in a Fund.
Valuation of Securities
A Fund’s net asset value (“NAV”) per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (“NYSE”) is closed. The NYSE currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Each Fund reserves the right to calculate the NAV per share on a business day that the NYSE is closed.
The Adviser, acting as the valuation designee, has established the Pricing and Liquidity Committee (the “Committee”); and subject to the Trust’s Board of Trustees (the “Board”) oversight, the Committee administers and oversees each Fund’s valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow a Fund to use independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.
The Committee reports to the Board on a quarterly basis and provides information that assists the Board in satisfying their oversight of the Adviser's services as valuation designee. The Committee presents to the Board material fair value matters that occurred during the preceding quarter.
The Committee meets as often as necessary and makes recommendations on establishing, applying, and testing fair value methodologies. Additionally, the Committee assess and manages risk, evaluates pricing services, and applies fair value determinations in accordance with fair valuation policies and procedures.
The value of securities of each Fund (except the Victory Treasury Money Market Trust) is determined by one or more of the following methods:
Equity securities, including exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”), and equity-linked structured notes, except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time a Fund is valued. If no last sale or official closing price is reported or available, the closing bid price generally is used for U.S. listed equities and the average of the bid and ask prices is used for foreign listed equities.
Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of a Fund’s NAV may not take place at the same time the price of certain foreign securities held by a Fund is determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day a Fund’s NAV is calculated will not need to be reflected in the value of a Fund’s foreign securities. However, the Adviser and, if applicable, the Subadviser(s) will monitor for events that would materially affect the value of a Fund’s foreign securities. The Subadviser(s) have agreed to notify the Manager of significant events they identify that may materially affect the value of a Fund's foreign securities. If the Adviser determines that a particular event would materially affect the value of a Fund’s foreign securities, then the Committee will consider such available information that it deems relevant to determine a fair value for the affected foreign securities, in accordance with the valuation procedures. In addition, a Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.
Debt securities are valued each business day by a pricing service (the “Service”) approved by the Adviser as valuation designee. The Service uses an evaluated bid or the last sales price to price securities when, in the Service’s judgment, these prices are readily available and are representative of the security’s market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.
Short-term securities with original or remaining maturities of 60 days or less generally may be valued at amortized cost, provided that it is determined that amortized cost represents the fair value of such securities. The Fund has adopted policies and procedures under which the Committee, subject to supervision by the Board, monitors the continued appropriateness of amortized cost valuations for such securities.
Repurchase agreements are valued at cost.
Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.
Futures contracts are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the values are based upon the last sale price on the prior trading date. Options contracts are valued at the mean of the last bid and ask prices. Options on futures are valued at the settlement price determined by the applicable exchange.
In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Adviser as valuation designee. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a Fund’s NAV to be more reliable than it otherwise would be.
Fair value methods, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.
All securities held in the Victory Treasury Money Market Trust's are short-term debt securities, which are valued pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (“1940 Act”) Act and the Money Market Funds: Procedures to Stabilize Net Asset Value. This method values a security at its purchase price and, thereafter, assumes a constant amortization to maturity of any premiums or discounts. While this method provides relative certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Fund would receive upon the sale of the instrument.
The valuation of the Victory Treasury Money Market Trust's portfolio instruments based upon their amortized cost is subject to the Fund’s adherence to certain procedures and conditions. Consistent with regulatory requirements, the Adviser will only purchase securities with remaining maturities of 397 days or less and will maintain a dollar-weighted average portfolio maturity of no more than 60 days and a weighted average life of no more than 120 days. The Adviser will invest only in securities that have been determined to present minimal credit risk and that satisfy the quality and diversification requirements of applicable rules and regulations of the Securities and Exchange Commission (“SEC”).
The Board has established procedures designed to stabilize the Victory Treasury Money Market Trust's price per share, as computed for the purpose of sales and redemptions, at $1. There can be no assurance, however, that the Fund at all times will be able to maintain a constant $1 NAV per share. Such procedures include review of the Fund’s holdings at such intervals as is deemed appropriate to determine whether the Fund’s NAV, calculated by using available market quotations, deviates from $1 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event that it is determined that such a deviation exists, the Board will take such corrective action as it regards as necessary and appropriate. Such action may include, among other options, selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, establishing an NAV per share by using available market quotations, or suspending redemptions to the extent permitted under the SEC rules.
The Victory Treasury Money Market Trust may use credit ratings from the following designated nationally recognized statistical rating organizations (“NRSROs”) to determine the credit quality of a security that may be purchased by the Victory Treasury Money Market Trust under applicable securities laws: (1) Moody’s Investors Service, Inc. (“Moody’s”), (2) S&P Global Ratings (“S&P”), and (3) Fitch Ratings Inc. (“Fitch”).
Conditions of Purchase and Redemption
Nonpayment
If any order to purchase shares directly from the Trust is canceled due to nonpayment or if the Trust does not receive good funds by check or electronic funds transfer, Victory Capital Transfer Agency, Inc. (“Transfer Agent”), formerly known as USAA Transfer Agency Company d/b/a USAA Shareholder Account Services, will treat the cancellation as a redemption of shares purchased, and you may be responsible for any resulting loss incurred by a Fund or the Adviser. If you hold shares in an account with the Transfer Agent, the Transfer Agent can redeem shares from any of your account(s) with the Transfer Agent as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in other funds sponsored or managed by Victory Capital. A $29 fee is charged for all returned items, including checks and electronic funds transfers.
Transfer of Shares
Under certain circumstances, you may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred and the signatures of all registered owners. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as marriage or death. If a new account needs to be established, you must complete and return an application to the Transfer Agent.
Confirmations and Account Statements
Fund shareholders will receive a confirmation for each purchase, redemption, exchange, or share conversion transacted in their account. However, confirmations will not be sent for all dividend and capital gain distribution reinvestments and purchases through certain automatic investment plans and certain retirement plans, as well as certain automatic exchanges and withdrawals (excluding those in money market funds). These transactions will be confirmed at least quarterly on shareholder account statements.
Additional Information Regarding Redemption of Shares
The value of your investment at the time of redemption of your shares may be more or less than the cost at purchase, depending on the value of the securities held in each Fund’s portfolio. Requests for redemption that are subject to any special conditions or that specify an effective date other than as provided herein cannot be accepted. A gain or loss for federal income tax purposes may be realized on the redemption of shares of a Fund, depending upon their aggregate NAV when redeemed and your basis in those shares for those purposes.
Shares of a Fund may be offered to other investment companies that are structured as funds-of-funds (however, shares of the Victory Cornerstone Conservative Fund and the Victory Cornerstone Equity Fund may not be offered to investment companies that are structured as funds-of-funds), to institutional investors, to financial intermediaries, and to other large investors (e.g., managed account programs offered by affiliated and unaffiliated investment advisers). These investors may, from time to time, own or control a significant percentage of a Fund’s shares. Accordingly, each Fund is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions by large investors in the Fund. These inflows and outflows may be frequent and could increase a Fund’s expense ratio, transaction costs, and taxable capital gain distributions (of net gains realized on the liquidation of portfolio securities to meet redemption requests), which could negatively affect the Fund’s performance and could cause shareholders to be subject to higher federal income tax with respect to their investments in the Fund. These inflows and outflows also could limit the Adviser's ability to manage investments of a Fund in an efficient manner, which could adversely impact the Fund's performance and its ability to meet its investment objective. For example, after a large inflow, a Fund may hold a higher level of cash than it might hold under normal circumstances while the Adviser seeks appropriate investment opportunities for the Fund. In addition, large inflows and outflows may limit the ability of a Fund to meet redemption requests and pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons, and could cause a Fund to purchase or sell securities when it would not normally do so, which would be particularly disadvantageous for a Fund if it needs to sell securities at a time of volatility in the markets, when values could be falling.

Shares normally are redeemed in cash, although each Fund reserves the right to redeem some or all of its shares in kind by delivering securities from a Fund’s portfolio of investments, rather than cash, under unusual circumstances or in order to protect the interests of remaining shareholders. Securities distributed in kind would be valued for this purpose using the same method employed in calculating a Fund’s NAV. If a Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such securities are converted into cash.
Accounts held with the Transfer Agent with a balance of less than $500 may be subject to automatic redemption, provided that (1) the value of the account has been reduced, below the minimum initial investment in such Fund at the time the account was established, for reasons other than market action, (2) the account has remained below the minimum level for six months, and (3) 30 days’ prior written notice of the proposed redemption has been sent to you. The Trust anticipates closing certain small accounts yearly. Shares will be redeemed at the NAV on the date fixed for redemption. Prompt payment will be made directly to your bank account on file, or if none, by mail to your last known address.
The Trust reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Trust normally uses is restricted, or an emergency exists as determined by the SEC so that disposal of the Trust’s investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Trust’s shareholders.
For the mutual protection of the investor and the Funds, the Trust may require a signature guarantee. If required, each signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual’s commanding officer.
Funds' Right to Reject Purchase and Exchange Orders and Limit Trading in Accounts
The main safeguard of the Funds and each series of the Trust (together, the “Affiliated Funds”) against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected Fund. In exercising this discretion to reject purchase and exchange orders, the Affiliated Funds deem that certain excessive short-term trading activities are not in the best interest of the affected Fund because such activities can hamper the efficient management of the Fund. Generally, persons with a history of three short-term transactions within 90 days or less are suspected of market timing and the shareholder’s trading privileges (other than redemption of Fund shares) will be suspended. The Affiliated Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, each Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund. For this purpose, a short-term transaction is a purchase or redemption of a Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.
The following transactions are exempt from the excessive short-term trading activity policies described above:
• Transactions in the money market funds, Victory Short-Term Bond Fund, Victory Ultra Short-Term Bond Fund, and Victory Tax Exempt Short-Term Fund;
• Purchases and sales pursuant to automatic investment or withdrawal plans;
• Purchases and sales made through Victory Capital 529 Education Savings Plan;
• Purchases and sales made in certain separately managed accounts in wrap fee programs;
• Purchases and sales by the Victory Target Retirement Funds, Victory Cornerstone Conservative Fund, and/or Victory Cornerstone Equity Fund; and
• Other transactions that are not motivated by short-term trading considerations if they are approved by Transfer Agent management personnel and are not disruptive to a Fund.
If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular Affiliated Fund or all of the Affiliated Funds.

The Affiliated Funds rely on the Transfer Agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The Affiliated Funds or the Transfer Agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.
The Affiliated Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase shares of Affiliated Funds through financial intermediaries that establish omnibus accounts to invest in the Affiliated Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The Affiliated Funds subject to short-term trading policies generally treat each omnibus account as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the Affiliated Funds or their Transfer Agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or Affiliated Funds will review net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular Affiliated Fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.
We also may rely on the financial intermediary to review and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if we determine the intermediary’s policies to be at least as stringent as the Affiliated Funds’ policy. For shares purchased through financial intermediaries, there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.
Because of the increased costs to review underlying trading information, the Affiliated Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The Affiliated Funds or their Transfer Agent could decide to enter into such contracts with financial intermediaries for all Funds or particular Funds, and can terminate such agreements at any time.
Redemption by Check
The checkwriting privilege for the Victory Treasury Money Market Trust generally is available only to existing shareholders who have previously utilized this service or to new shareholders on an exception basis. Checks must be written in amounts of at least $250.
Check reorders will be sent only to the person(s) in whose name the account is registered. The checks must be signed by the registered owner(s) exactly as the account is registered. You will continue to earn dividends until the shares are redeemed by the presentation of a check.
When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares from your account will be redeemed to cover the amount of the check. If the account balance is not adequate to cover the amount of a check, the check will be returned unpaid. Because the value of the account in the Victory Treasury Money Market Trust changes as dividends are accrued on a daily basis, checks may not be used to close an account.
The checkwriting privilege is subject to the customary rules and regulations of UMB Bank, n.a. (“UMB”) governing checking accounts. There is no charge to you for the use of the checks or for subsequent reorders of checks.
The Trust reserves the right to assess a processing fee against your account for any redemption check not honored by a clearing or paying agent. Currently, this fee is $29 and is subject to change at any time. Some examples of such dishonor are improper endorsement, checks written for an amount less than the minimum check amount, and insufficient or uncollectible funds.
The Trust, the Transfer Agent, and UMB each reserves the right to change or suspend the checkwriting privilege upon 30 days’ written notice to participating shareholders.
You may request that the Transfer Agent stop payment on a check. The Transfer Agent will use its best efforts to execute stop payment instructions but does not guarantee that such efforts will be effective. The Transfer Agent will charge you $20 for each stop payment you request.
Purchasing Shares
Alternative Sales Arrangements — Fund Shares, Institutional Shares, Class A, Class R6, and Class C
Alternative sales arrangements permit an investor to choose the method of purchasing shares that is more beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. When comparing the classes of shares, when more than one is offered in the same Fund, investors should understand that the purpose and function of the Class C asset-based sales charge are the same as those of the Class A initial sales charge. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares in comparison to another class of shares. Generally, Class A shares have lower ongoing expenses than Class C shares, but are subject to an initial sales charge. Which class would be advantageous to an investor depends on the number of years the shares will be held. Over very long periods of time, the lower expenses of Class A shares may offset the cost of the Class A initial sales charge. Not all Investment Professionals (as described in each Fund’s Prospectus) will offer all classes of shares.
Each class of shares represents interests in the same portfolio investments of a Fund. However, each class has different shareholder privileges and features. The net income attributable to a particular class and the dividends payable on these shares will be reduced by incremental expenses borne solely by that class, including any asset-based sales charge to which these shares may be subject.
No initial sales charge is imposed on Class C shares. The Distributor may pay sales commissions to dealers and institutions who sell Class C shares of a Fund at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution. The Distributor will retain all payments received by it relating to Class C shares for the first year after they are purchased. After the first full year, the Distributor will make monthly payments in the amount of 0.75% for distribution services and 0.25% for personal shareholder services to dealers and institutions based on the average NAV of Class C shares, which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. Some of the compensation paid to dealers and institutions is recouped through the contingent deferred sales charge (“CDSC”) imposed on shares redeemed within 12 months of their purchase. Class C shares are subject to the Rule 12b-1 fees described in the SAI under “Rule 12b-1 Distribution and Service Plans.” Class C shares of the Funds will automatically convert to Class A shares under circumstances described in a Fund’s Prospectus. Financial institutions may be permitted to exchange Class C shares for a share class with lower expenses under circumstances described in a Fund’s Prospectus. Any options with respect to the reinvestment of distributions made by the Funds to Class C shareholders are offered only by the broker through whom the shares were acquired.
No initial sales charges or CDSCs are imposed on Institutional Shares. Institutional Shares are not subject to the Rule 12b-1 fees described in this SAI under “Rule 12b-1 Distribution and Service Plans.” There is no automatic conversion feature applicable to Institutional Shares. Distributions paid to holders of a Fund’s Institutional Shares may be reinvested in additional Institutional Shares of that Fund or Institutional Shares of a different Fund. Only certain investors are eligible to buy Institutional Shares, as set forth in a Fund’s Prospectus, and your financial adviser or other financial intermediary can help you determine whether you are eligible to invest.
No initial sales charges or CDSCs are imposed on Class R6 shares. Class R6 shares are not subject to the Rule 12b-1 fees described in this SAI under “Rule 12b-1 Distribution and Service Plans.” There is no automatic conversion feature applicable to Class R6 shares. Distributions paid to holders of a Fund’s Class R6 shares may be reinvested in additional Class R6 shares of that Fund or Class R6 shares of a different Fund. Class A shareholders, Class C shareholders whose shares are not subject to a CDSC and Institutional Shares shareholders may exchange into Class R6 shares of a Fund offering such shares provided they meet the eligibility requirements applicable to Class R6 shares. Only certain investors are eligible to buy Class R6 shares, as set forth in a Fund’s Prospectus, and your financial adviser or other financial intermediary can help you determine whether you are eligible to invest.
Each Fund reserves the right to change the criteria for eligible investors and the investment minimums. Each Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and shareholders.
The methodology for calculating the NAV, dividends, and distributions of the share classes of the Funds recognizes two types of expenses. General expenses that do not pertain specifically to a class are allocated to the shares of each class, based upon the percentage that the net assets of such class bears to a Fund’s total net assets and then pro rata to each outstanding share within a given class. Such general expenses include (1) management fees, (2) legal, bookkeeping and audit fees, (3) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (4) fees to the Trustees who are not affiliated with the Adviser, (5) custodian expenses, (6) share issuance costs, (7) organization and start-up costs, (8) interest, taxes and brokerage commissions, and (9) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (1) Rule 12b-1 distribution fees and shareholder servicing fees, (2) incremental transfer and shareholder servicing agent fees and expenses, (3) registration fees, and (4) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to a Fund as a whole.
Dealer Reallowances. The following table shows the amount of the front-end sales load that is reallowed to dealers as a percentage of the offering price of Class A shares of the Equity Funds.
Amount of Purchase	Initial Sales Charge: % of Offering Price	Concession to Dealers: % of Offering Price
Up to $49,999	5.75%	5.00%

Amount of Purchase	Initial Sales Charge: % of Offering Price	Concession to Dealers: % of Offering Price
$50,000 to $99,999	4.50%	4.00%
$100,000 to $249,999	3.50%	3.00%
$250,000 to $499,999	2.50%	2.00%
$500,000 and above*	0.00%	**
*
There is no initial sales charge on purchases of $500,000 or more; however, a sales concession and/or advance of a Rule 12b-1 fee may be paid and such purchases are potentially subject to a CDSC, as set forth below.
**
Investment Professionals may receive payment on purchases of $500,000 or more of Class A shares that are sold at NAV (excluding the Victory Nasdaq-100 Index Fund) as follows: 0.75% of the current purchase amount if cumulative prior purchases sold at NAV plus the current purchase is less than $3 million; 0.50% of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $3 million to $4,999,999; and 0.25% on of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $5 million or more. In addition, in connection with such purchases, the Distributor or its affiliates may advance Rule 12b-1 fees of 0.25% of the purchase amount to Investment Professionals for providing services to shareholders.
Except as noted in this SAI, a CDSC of 0.75% may be imposed on any such shares redeemed within the first 18 months after purchase. CDSCs are based on the lower of the cost of the shares or NAV at the time of redemption. No CDSC is imposed on reinvested distributions.
The Distributor reserves the right to pay the entire commission to dealers. If that occurs, the dealer may be considered an “underwriter” under federal securities laws.
The following table shows the amount of the front-end sales load that is reallowed to dealers as a percentage of the offering price of Class A shares of the Fixed Income Funds (except the Victory Government Securities Fund and Victory Treasury Money Market Trust).
Amount of Purchase	Initial Sales Charge: % of Offering Price	Concession to Dealers: % of Offering Price
Up to $99,999	2.25%	2.00%
$100,000 to $249,999	1.75%	1.50%
$250,000 and above*	0.00%	0.00%**
*
There is no initial sales charge on purchases of $250,000 or more; however, a sales concession and/or advance of a Rule 12b-1 fee may be paid and such purchases are potentially subject to a CDSC, as set forth below.
**
Investment Professionals may receive payment on purchases of $250,000 or more of Class A shares that are sold at NAV (excluding the Victory Ultra Short-Term Bond Fund) as follows: 0.75% of the current purchase amount if cumulative prior purchases sold at NAV plus the current purchase is less than $3 million; 0.50% of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $3 million to $4,999,999; and 0.25% on of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $5 million or more. In addition, in connection with such purchases, the Distributor or its affiliates may advance Rule 12b-1 fees of 0.25% of the purchase amount to Investment Professionals for providing services to shareholders.
Except as noted in this SAI, a CDSC of 0.75% may be imposed on any such shares redeemed within the first 18 months after purchase. CDSCs are based on the lower of the cost of the shares or NAV at the time of redemption. No CDSC is imposed on reinvested distributions.
The Distributor reserves the right to pay the entire commission to dealers. If that occurs, the dealer may be considered an “underwriter” under federal securities laws.
Sample Calculation of Maximum Offering Price
Class A shares of the Equity Funds are sold with a maximum initial sales charge of 5.75% and Class A shares of the Fixed Income Funds are sold at a maximum initial sales charge of 2.25%. Set forth below is an example of the method of computing the offering price of the Class A shares of the Funds. The example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the NAV of the Class A shares.
Equity Funds
NAV per share	$10.00
Per Share Sales Charge—5.75% of public offering price (6.10% of net asset value per share) for each Fund	$0.61
Per Share Offering Price to the Public	$10.61

Fixed Income Funds
NAV per share	$10.00
Per Share Sales Charge—2.25% of public offering price (2.30% of net asset value per share) for each Fund	$0.23

Fixed Income Funds
Per Share Offering Price to the Public	$10.23
Class C shares of each relevant Fund are sold at NAV without any initial sales charges and with a 1.00% CDSC on shares redeemed within 12 months of purchase. Fund Shares, Institutional Shares, and Class R6 shares of each relevant Fund are sold at NAV without any initial sales charges or CDSCs.
Reinstatement Privilege. Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds of Class A or Class C shares in the same class of shares of a Fund or any of the other Funds into which shares of the Fund are exchangeable, as described above, at the NAV next computed after receipt by the transfer agent of the reinvestment order. No service charge is currently made for reinvestment in shares of the Funds. Class C share proceeds reinstated do not result in a refund of any CDSC paid by the shareholder, but the reinstated shares will be treated as CDSC exempt upon reinstatement. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, even if the proceeds are reinvested. Depending on the timing and amount of a potential reinvestment, some or all of a capital loss from redemption may not be deductible. If the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the same Fund or another Fund offered by the Trust within 90 days of payment of the sales charge, the shareholder’s basis in the redeemed shares may not include the amount of the sales charge paid. Without the additional basis, the shareholder will have more gain or less loss upon redemption. The Funds may amend, suspend, or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension, or cessation. The reinstatement must be into an account bearing the same registration.
Redemptions in Kind. Subject to its election under Rule 18f-1 under the 1940 Act, each Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount of such request is large enough to affect operations (for example, if the request is greater than $250,000 or 1% of the Fund’s assets). The securities will be chosen by the Fund and valued at the price used in calculating the Fund’s NAV on the day of redemption. A shareholder may incur transaction expenses in converting these securities to cash.
Investment Plans
Under certain circumstances, the Trust makes available the following investment plans to shareholders of the Funds. At the time you sign up for any of the following investment plans that use the electronic funds transfer service, you will choose the day of the month (the “Effective Date”) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place on the last business day prior to the Effective Date. You may terminate your participation in a plan at any time. Please call the Adviser for details and necessary forms or applications or sign up online at vcm.com.
Automatic Purchase of Shares
Automatic Investment Plan – The regular purchase of additional shares through electronic funds transfer from a checking or savings account. You may invest as little as $50 per transaction.
Automatic Transfer Plan – The periodic transfer of funds from a Victory money market fund to purchase shares in another non-money market Victory mutual fund. There is a minimum investment required for this program of $5,000 in the money market fund, with a monthly transaction minimum of $50.
Buy/Sell Service – The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account. You may initiate a “buy” or “sell” whenever you choose.
Directed Dividends – If you own shares in more than one of the funds in the Victory Funds, you may direct that dividends and/or capital gain distributions received from one fund be used to purchase shares automatically in the same class of another of those funds.
Participation in these automatic purchase plans allows you to engage in dollar-cost averaging.
Systematic Withdrawal Plan
If you own shares in a single investment account (accounts in different Victory Funds cannot be aggregated for this purpose), you may request that enough shares to produce a fixed amount of money be liquidated from the account monthly, quarterly, or annually. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, you may choose to have withdrawals electronically deposited at your bank or other financial institution. You also may elect to have such withdrawals invested in another Victory Fund.

This plan may be initiated by completing a Systematic Withdrawal Plan application, which may be requested from the Adviser. You may terminate participation in the plan at any time. You are not charged for withdrawals under the Systematic Withdrawal Plan. The Trust will not bear any expenses in administering the plan beyond the regular Transfer Agent and custodian costs of issuing and redeeming shares. The Adviser will bear any additional expenses of administering the plan.
Withdrawals will be made by redeeming full and fractional shares on the date you select at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and other distributions and, to that extent, would reduce the dollar value of your investment and could eventually exhaust the account. Reinvesting dividends and other distributions help replenish the account. Because share values and net investment income can fluctuate, you should not expect withdrawals to be offset by rising income or share value gains. Withdrawals that exceed the value in your account will be processed for the amount available, and the plan will be canceled.
Each redemption of shares of a Fund may result in realization of a gain or loss, which must be reported on your federal income tax return. Therefore, you should keep an accurate record of any gain or loss realized on each withdrawal.
Tax-Deferred Retirement Plans (not available in the Victory Growth and Tax Strategy Fund)
Federal tax on distributions may be deferred if you hold shares of a Fund through certain types of retirement programs. For your convenience, the Adviser offers 403(b)(7) accounts and various forms of individual retirement accounts (“IRAs”). You may make investments in one or any combination of the Funds described in the prospectuses of the Trust (excluding any Fund that distributes tax-exempt-interest dividends).
Applications for the IRA and 403(b)(7) programs should be sent directly to Victory Capital Transfer Agency, Inc., P.O. Box 182593, Columbus, OH 43218-2593. Applications for these retirement accounts received by the Adviser will be forwarded to the Custodian for acceptance.
An administrative fee of $20 is deducted from the money sent to you after closing an account. Exceptions to the fee are: partial distributions and distributions due to disability or death. This charge is subject to change as provided in the various agreements. There may be additional charges, as mutually agreed upon between you and the Custodian, for further services requested of the Custodian.
You may obtain detailed information about the accounts from the Adviser. Each employer or individual establishing a tax-deferred retirement account also is advised to consult with a tax adviser before establishing the account.
Investment Objectives, Practices, Policies, and Risks
Investment Objective(s)
The section captioned Additional Fund Information in each Fund's prospectus describes the investment objective(s) and the investment policies applicable to each Fund. There can, of course, be no assurance that each Fund will achieve its investment objective(s). Each Fund’s objective(s) is not a fundamental policy and may be changed upon written notice to, but without the approval of, each Fund's shareholders. If there is a change in the investment objective(s) of a Fund, the Fund’s shareholders should consider whether the Fund remains an appropriate investment in light of then-current needs.
Investment Practices, Policies, and Risks
The following provides additional information about the investment policies, practices, types of instruments, and certain risks that the Funds may be subject to. With respect to the Victory Cornerstone Conservative Fund and Victory Cornerstone Equity Fund, each of which is a fund-of-funds that invests in underlying affiliated Funds, the following provides more detailed information about the types of instruments in which the underlying affiliated Funds may invest and strategies that may be used in pursuit of the underlying affiliated Funds’ investment objectives. Each Fund and each underlying affiliated Fund may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the Fund achieve its goal. Unless described as a principal investment policy in a Fund’s prospectus, these represent the non-principal investment policies of the Funds.
Adjustable-Rate Securities
Each Fund (except the Victory Precious Metals and Minerals Fund, Victory Emerging Markets Fund, Victory World Equity Fund, and Victory International Fund) may invest in adjustable-rate securities. The interest rate on an adjustable-rate security fluctuates periodically. Generally, the security’s yield is based on a U.S. dollar-based interest-rate benchmark such as the Federal Funds Rate, the 90-day Treasury bill rate, or the Secured Overnight Financing Rate (“SOFR”). The yields on these securities are reset on a periodic basis (for example, daily, weekly, or quarterly) or upon a change in the benchmark interest rate. The yields are closely correlated to changes in money market interest rates.

Asset-Backed Commercial Paper
Each Fund (except the Victory Treasury Money Market Trust) may invest in asset–backed commercial paper, which is a short-term investment vehicle with a maturity that typically is between 90 and 180 days. The security itself typically is issued by a bank or other financial institution. The notes are backed by physical assets, such as trade receivables, and generally are used for short-term financing needs. A company or group of companies looking to enhance liquidity may sell receivables to a bank or other conduit, which, in turn, will issue them to its investors as commercial paper. The commercial paper is backed by the expected cash inflows from the receivables. As the receivables are collected, the originators are expected to pass the funds to the bank or conduit, which then passes these funds on to the note holders. Investments in asset-backed commercial paper are subject to the risk that insufficient proceeds from the expected cash flows of the contributed receivables are available to repay the commercial paper.
Asset-Backed Securities
Each Fund may invest in asset-backed securities (“ABS”). ABS represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle, or trade receivables. They may be pass-through certificates, which have characteristics very similar to mortgage-backed securities, discussed below. With respect to the Funds, such pass-through certificates may include equipment trust certificates (“ETC”) secured by specific equipment, such as airplanes and railroad cars. ETC securities also may be enhanced by letters of credit. An ABS also may be in the form of asset-backed commercial paper, which is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets.
The credit quality of ABS depends primarily on the quality of the underlying assets, the rights of recourse available against the underlying assets and/or the issuer, the level of credit enhancement, if any, provided for the securities, and the credit quality of the credit-support provider, if any. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default is ensured by payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. In addition, the risk of default by borrowers is greater during times of rising interest rates and/or unemployment rates and generally is higher in the case of asset pools that include subprime assets.
On occasion, the pool of assets also may include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating-rate assets to back a fixed-rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the structure or by a third-party insurance wrap, and the credit quality of the swap counterparty, if any.
ABS may be subject to interest rate risk and prepayment risk. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the ABS. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate term at the time of purchase into a longer-term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter-term securities, maturity extension risk could increase the volatility of a Fund. The weighted average life of such securities is likely to be substantially shorter than their stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.
Bonds
Each Fund may invest in bonds, which are fixed or variable-rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage-backed securities and ABS are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments, and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are “perpetual” in that they have no maturity date. Bonds are subject to interest rate risk and credit risk. Interest rate risk generally is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a Fund’s investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Credit risk generally is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond. Credit risk can be affected by many factors, including adverse changes in the issuer’s own financial condition or in economic conditions.

Borrowing Money and Issuing Senior Securities
Pursuant to the investment restrictions that have been adopted by the Trust for each Fund, each Fund may not issue senior securities, except as permitted under the 1940 Act. “Senior securities” are defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits a Fund from issuing senior securities except that the Fund may borrow money in amounts of up to one-third (33 1/3%) of the Fund’s total assets (including the amount borrowed) less liabilities (other than borrowings) from banks. Any borrowings that exceed this amount will be reduced within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation even if it is not advantageous to sell securities at that time. Borrowings may be used for a variety of purposes, including (i) for temporary or emergency purposes, (ii) in anticipation of or in response to adverse market conditions, (iii) for cash management purposes, and (iv) for investment purposes. Borrowed money will cost a Fund interest expense and/or other fees. The costs of borrowing may reduce a Fund’s return. To the extent that a Fund has outstanding borrowings, it will be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of a Fund’s securities.
Each Fund together with other funds of the Trust and Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds, participates in a 364-day committed credit facility and a 364-day uncommitted, demand credit facility with Citibank, N.A. (Citibank). Each such credit facility may be renewed if so agreed by the parties. Under the agreement with Citibank, the Funds may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. Of this amount, $40 million committed of the line of credit and $60 million of the uncommitted line of credit are reserved for use by the Victory Floating Rate Fund (a series of Victory Portfolios), with that Fund paying the related commitment fees for that amount. The purpose of each agreement is to meet temporary or emergency cash needs. For the committed credit facility, Citibank receives an annual commitment fee of 0.15%. Each Fund pays a pro-rata portion (adjusted for the amount of credit reserved for the Victory Floating Rate Fund) of these fees and pays the interest on any amount that it borrows.
Calculations of Dollar-Weighted Average Portfolio Maturity
The Victory Treasury Money Market Trust will determine the maturity of an obligation in its portfolio in accordance with Rule 2a-7 under the 1940 Act.
Certificates of Deposit and Bankers’ Acceptances
Each Fund may invest in certificates of deposit, which are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Each Fund may invest in bankers’ acceptances, which typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.
To the extent a Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred if the Fund invests only in debt obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located, the possible confiscation or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.
Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds and the interest income generated from lending operations. General economic conditions and the quality of loan portfolios affect the banking industry. Unexpected changes with respect to these factors may adversely affect the issuance of and the secondary market for these securities.
Commercial Paper
Each Fund may invest in commercial paper, which consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.
Investments in commercial paper are subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk. Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances. Like all fixed-income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline. The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed-income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed-income securities, there is a chance that the issuer will default on its commercial paper obligation.
Commodity-Linked Notes
Each Fund (except the Victory Government Securities Fund and Victory Treasury Money Market Trust) may invest in commodity-linked notes, which are a type of structured note. Commodity-linked notes are privately negotiated structured debt securities indexed to the return of an index such as the Dow Jones-UBS Commodity Index Total Return, which is representative of the commodities market. They are available from a limited number of approved counterparties, and all invested amounts are exposed to the dealer’s credit risk. Commodity-linked notes may be leveraged. For example, if a Fund invests $100 in a three-times leveraged commodity-linked note, it will exchange $100 principal with the dealer to obtain $300 exposure to the commodities market because the value of the note will change by a magnitude of three for every percentage point change (positive or negative) in the value of the underlying index. This means a $100 note would be worth $70 if the commodity index decreased by 10 percent. Structured notes also are subject to counterparty risk.
Investments linked to the prices of commodities, including commodity-linked notes, are considered speculative. The values of commodity-linked notes are affected by events that might have less impact on the values of stocks and bonds. Prices of commodities and related contracts may fluctuate significantly over short periods due to a variety of factors, including changes in supply and demand relationships, weather, agriculture, fiscal, and exchange control programs, disease, pestilence, and international economic, political, military, and regulatory developments. In addition, the commodity markets may be subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions. These circumstances could adversely affect the value of the commodity-linked notes and make commodity-linked notes more volatile than other types of investments. Investments in commodity-linked notes may have substantial risks, including risk of loss of a significant portion of their principal value. They also can generate tax risks.
Convertible Securities
Each Fund (except the Victory Growth and Tax Strategy Fund, Victory Government Securities Fund, and Victory Treasury Money Market Trust)  may invest in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.
A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities are subordinate in rank to any senior debt obligations of the same issuer and, therefore, an issuer’s convertible securities entail more risk than its debt obligations.
The convertible securities in which the Funds invest may be rated below investment grade as determined by Moody’s Investors Service Inc. or S&P Global Ratings (“S&P”), or unrated but judged by the Adviser  or the applicable Subadviser to be of comparable quality (commonly called “junk” bonds). For a more complete description of debt ratings, see Appendix A. Such securities are deemed to be speculative and involve greater risk of default due to changes in interest rates, economic conditions, and the issuer’s creditworthiness. As a result, their market prices tend to fluctuate more than those of higher-quality securities. During periods of general economic downturns or rising interest rates, issuers of such securities may experience financial difficulties, which could affect their ability to make timely interest and principal payments. A Fund’s ability to timely and accurately value and dispose of lower-quality securities also may be affected by the absence or periodic discontinuance of liquid trading markets.

Cover
Transactions using certain derivative instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless there appears to be a liquid secondary market for such investments; or unless it owns either (1) an offsetting (covered) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash or liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.
For more information about these practices, see the “Derivatives” section.
Cybersecurity Risk
Technology, such as the internet, has become more prevalent in the course of business; and as such, each Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks that shut down, disable, slow or otherwise disrupt operations, business processes, or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact a Fund and its shareholders and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. Cyber incidents may cause a Fund or its service providers to lose proprietary information, suffer data corruption, lose operational capacity (e.g., the loss of the ability to process transactions, calculate a Fund’s NAV, or allow shareholders to transact business), and/or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber incidents also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support the Fund and its service providers. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Funds' service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, each Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect each Fund or its shareholders. In certain situations, the Funds, the Adviser, a Subadviser, or a service provider may be required to comply with law enforcement in responding to a cybersecurity incident, which may prevent each Funds from fully implementing their cybersecurity plans and systems, and (in certain situations) may result in additional information loss or damage. Each Fund and its shareholders could be negatively impacted as a result.
Derivatives
Under circumstances in which such instruments are expected by the Manager or the applicable Subadviser to aid in achieving each Fund’s investment objective, each Fund (except the Victory Treasury Money Market Trust) may buy and sell certain types of derivatives. Derivatives are instruments that derive their value from the value of one or more underlying assets, reference rates or indices, and may include futures contracts, options on futures contracts, swaps, options on currencies, securities, and securities indexes. Derivatives also may possess the characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and, therefore, possess the risks of both futures and securities investments.
Derivatives, such as futures contracts; options on currencies, securities, and securities indexes; options on futures contracts; and swaps enable a Fund to take both “short” positions (positions that anticipate a decline in the market value of a particular asset or index) and “long” positions (positions that anticipate an increase in the market value of a particular asset or index). Each Fund also may use strategies that involve simultaneous short and long positions in response to specific market conditions, such as where the Adviser or the applicable Subadviser anticipates unusually high or low market volatility.
The Adviser or the applicable Subadviser may enter into derivative positions for a Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect a Fund from an expected decline in the market value of an asset or group of assets that a Fund owns (in the case of a short hedge) or to protect a Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or “anticipatory” hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy) or “speculative” strategies, which are undertaken to equitize the cash or cash equivalent portion of a Fund’s portfolio or to profit from (i) an expected decline in the market value of an asset or group of assets which a Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire.
Rule 18f-4 regulates the use of derivatives for certain funds registered under the Investment Company Act (“Rule 18f-4”). With respect to Funds that qualify as a “Full Compliance Derivatives User” and in compliance with Rule 18f-4, those Funds have adopted and implemented policies and procedures to manage the Funds’ aggregate derivatives risk. In addition, those Funds may trade derivatives and certain other instruments that create future payment or delivery obligations subject to a value-at-risk (“VaR”) based leverage limit, have established and implemented a comprehensive derivatives risk management program and testing requirements, appointed a derivatives risk manager, and has complied with all reporting requirements relating to board and SEC reporting, which include providing additional disclosure both publicly and to the SEC regarding its derivatives positions. For Funds that qualify as limited derivatives users, Rule 18f-4 requires those Funds to have policies and procedures to manage their aggregate derivatives risk. These requirements have an impact on the Funds, including a potential increase in cost to enter into derivatives transactions.
Equity-Linked Structured Notes
Each Fund (except the Victory Treasury Money Market Trust) may invest in equity-linked structured notes, which are derivative securities specifically designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes typically are offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.
Equity Securities
Each Fund  (except the Victory Government Securities Fund and Victory Treasury Money Market Trust) may invest in equity securities listed on any domestic or foreign securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. As used herein, “equity securities” are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored depositary receipts such as American depositary receipts (“ADRs”), European depositary receipts (“EDRs”), global depositary receipts (“GDRs”), and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company’s capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.
Eurodollar and Yankee Obligations
Each Fund (except the Victory Treasury Money Market Trust) may invest in Eurodollar obligations or Yankee obligations. Eurodollar obligations are dollar-denominated instruments that have been issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that have been issued by foreign issuers in the U.S. capital markets.
Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk, and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from leaving the country. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers. However, Eurodollar and Yankee obligations will undergo the same type of credit analysis as domestic issues in which a Fund invests, and will have at least the same financial strength as the domestic issuers approved for a Fund.
European Securities
The European Union’s (the “EU”) Economic and Monetary Union (the “EMU”) requires member countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, and other factors, each of which may significantly impact every European country and their economic partners. The economies of EU member countries and their trading partners may be adversely affected by changes in the exchange rate of the euro (the common currency of the EU), changes in EU or governmental regulations on trade and other areas, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact a Fund’s investments and cause it to lose money. In recent years, the European financial markets have been negatively impacted by concerns relating to rising government debt levels and national unemployment; possible default on or restructuring of sovereign debt in several European countries; and economic downturns. Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact global markets more generally.

Uncertainties regarding the viability of the EU have impacted and may continue to impact markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, securities markets would likely be significantly disrupted. On January 31, 2020, the UK left the EU, commonly referred to as “Brexit,” and the UK ceased to be a member of the EU. Following a transition period during which the EU and UK government engaged in a series of negotiations regarding the terms of the UK’s future relationship with the EU, the UK and the EU reached a trade agreement on December 31, 2020, which became effective May 1, 2021, after being approved by all applicable UK and EU governmental bodies in early 2021.
The UK has one of the largest economies in Europe and is a major trading partner with the other EU countries and the United States.
Investing in the securities of Eastern European issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe. Securities markets of Eastern European countries typically are less efficient and have lower trading volume, lower liquidity, and higher volatility than more developed markets. Eastern European economies also may be particularly susceptible to disruption in the international credit market due to their reliance on bank-related inflows of capital. To the extent that a fund invests in European securities, it may be exposed to these risks through its direct investments in such securities, including sovereign debt, or indirectly through investments in money market funds and financial institutions with significant investments in such securities.
Exchange-Traded Funds (“ETFs”)
Each Fund (except the Victory Treasury Money Market Trust) may invest in ETFs, which are, with a few exceptions, open-end investment companies that trade throughout the day. ETFs trade on stock exchanges and typically track a market index or specific sectors of the stock or bond markets. Because they trade like a stock, they offer trading flexibility desired by both individuals and institutions. The value of the underlying securities held by an ETF is a major factor in determining an ETF’s price. However, ETFs do not necessarily trade at their NAV. The price of an ETF also is determined by supply and demand and, as a result, the share price of an ETF may trade at a premium or discount to its NAV.
To the extent a Fund invests in ETFs, it will be exposed to the same risks of the ETFs’ holdings as the ETFs themselves in direct proportion to the allocation of the Fund’s assets among those ETFs. You also will indirectly bear fees and expenses charged by the ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses. In addition, an ETF may be a “passive investor” and, therefore, invests in the securities and sectors contained in the index it seeks to track without regard for, or analysis of, the prospects of such securities or sectors. An ETF may invest in all of the securities in such index or in a representative sample of such securities. ETFs generally do not attempt to take defensive positions in volatile or declining markets or under other conditions. Furthermore, ETFs usually are not able to duplicate exactly the performance of the underlying indexes they track. The difference in performance between an ETF and the index it seeks to track can be due to, among other factors, the expenses that the ETF pays, regulatory constraints, investment strategies or techniques undertaken by the ETF, and changes to an underlying index. There also may be a lack of correlation between the securities in an index and those actually held by an ETF. The performance of a Fund that invests in such an ETF could be adversely impacted. In addition, although the ETFs generally are listed on securities exchanges, there can be no assurances that an active trading market for such ETFs will be maintained. Secondary market trading in the ETFs also may be halted by a national securities exchange because of market conditions or for other reasons. There can be no assurances that the requirements necessary to maintain the listing of the ETFs will continue to be met or will remain unchanged.
Exchange-Traded Notes (“ETNs”)
Each Fund (except the Victory Treasury Money Market Trust) may invest in ETNs. ETNs are a type of unsecured, unsubordinated debt security, usually issued by large financial institutions. This type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exist. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (i.e., NYSE) during normal trading hours. However, investors also can hold the debt security until maturity. At that time, the issuer will give the investor a cash amount that would be equal to the principal amount (subject to the day’s index factor).
One factor that affects the ETN’s value is the credit rating of the issuer. The value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced commodity or security. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. If a Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. There may be restrictions on a Fund’s right to redeem its investment in an ETN, which is generally meant to be held until maturity. ETNs are subject to counterparty credit risk and fixed-income risk. ETNs also are subject to tax risk. No assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how a Fund characterizes and treats ETNs for federal income tax purposes. Further, Congress and the IRS frequently consider proposals that would change the timing of recognition and tax character of income and gains from ETNs.

Foreign Securities
Each Fund (except the Victory Government Securities Fund and Victory Treasury Money Market Trust) may invest in foreign securities purchased in either foreign (non-dollar denominated) or U.S. markets, including ADRs, EDRs, and GDRs. Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; emerging markets risk; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; political or social instability, including policies of foreign governments which may affect their respective equity markets; foreign taxation requirements including withholding taxes; prohibitions or restrictions by certain foreign governments on foreign investing in their capital markets or in certain industries, or limitations on the removal of funds or assets; and difficulties in obtaining legal judgments. In the past, equity and debt instruments of foreign markets have been more volatile than equity and debt instruments of U.S. securities markets.
Investing in the securities of companies located in emerging market countries generally involves greater risk than investing in the securities of companies located in countries with developed markets. The Adviser  or the applicable Subadviser considers all countries of the world to be emerging market countries, except Austria, Australia, Belgium, Canada, Denmark, Finland, France, Germany, the Hong Kong Special Administrative Region (“Hong Kong”), Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK, and the United States. The People’s Republic of China (“PRC”) currently exercises sovereignty over Hong Kong; however, Hong Kong retains economic and political autonomy under the Basic Law, a “quasi-constitution” that has been in place since Hong Kong reverted to PRC sovereignty in 1997. The Basic Law is anticipated to remain in place until 2047; however, recent tensions between the Chinese government and many people in Hong Kong who perceive China as tightening control over Hong Kong's semi-autonomous liberal political, economic, legal and social framework may cause uncertainty in the Hong Kong and Chinese markets. Investments in emerging market countries may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. For instance, these countries may be more likely than developed countries to experience rapid and significant developments in their political or economic structures. Some emerging market countries restrict foreign investments, impose withholding or other taxes on foreign investments, and/or may nationalize or expropriate the assets of private companies. Therefore, a Fund may be limited in its ability to make direct or additional investments in an emerging markets country. Such restrictions also may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of a Fund. In addition, the securities markets of emerging markets countries generally are smaller, less liquid and more volatile than those of developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and less reliable settlement, registration and custodial procedures. Emerging market countries also may be subject to high inflation and rapid currency devaluations and may be heavily dependent on international trade, which can materially affect their securities markets. The risks associated with investing in a narrowly defined geographic area also generally are more pronounced with respect to investments in emerging market countries.
Any investments in foreign securities will be made in compliance with U.S. and foreign currency restrictions, tax laws, and laws limiting the amount and types of foreign investments. Pursuit of the Funds’ investment objectives will involve currencies of the United States and of foreign countries. Consequently, changes in exchange rates, currency convertibility, and repatriation requirements may favorably or adversely affect the Funds.
A Fund may invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. However, they are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying securities are denominated in foreign currency. EDRs are receipts issued by a European bank evidencing its ownership of the underlying foreign securities and are often denominated in a foreign currency. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars. IDRs are receipts typically issued by a foreign bank or trust company evidencing its ownership of the underlying foreign securities. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

Issuers of the securities underlying sponsored depositary receipts, but not unsponsored depositary receipts, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored depositary receipts is less likely to reflect the effect of such information.

Forward Currency Contracts
Each Fund  (except the Victory Government Securities Fund and Victory Treasury Money Market Trust) may enter into forward currency contracts. A forward contract involves an agreement to purchase or sell a specific currency at a specified future date or over a specified time period at a price set at the time of the contract. Forward currency contracts seek to protect against uncertainty in the level of future foreign exchange rates. These contracts are usually traded directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged.
A Fund may enter into forward currency contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security until settlement. By entering into such a contract, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency from the date the security is purchased or sold to the date on which payment is made or received. Second, when management of a Fund believes that the currency of a specific country may deteriorate relative to the U.S. dollar, it may enter into a forward contract to sell that currency. A Fund may not hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or bearing a substantial correlation to, such currency.
The use of forward contracts involves certain risks. The precise matching of contract amounts and the value of securities involved generally will not be possible since the future value of such securities in currencies more than likely will change between the date the contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult, and successful execution of a short-term hedging strategy is uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment strategies. The Adviser or the applicable Subadviser believes it is important, however, to have the flexibility to enter into such contracts when it determines it is in the best interest of a Fund to do so. It is impossible to forecast what the market value of portfolio securities will be at the expiration of a contract. Accordingly, it may be necessary for a Fund to purchase additional currency (and bear the expense of such purchase) if the market value of the security is less than the amount of currency a Fund is obligated to deliver, and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of currency a Fund is obligated to deliver. A Fund is not required to enter into such transactions and will not do so unless deemed appropriate by the Adviser or the applicable Subadviser.
Although the Funds value their assets each business day in terms of U.S. dollars, they do not intend to convert their foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.
Forward contracts in which a Fund may engage include foreign exchange forwards. The consummation of a foreign exchange forward requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis). Because foreign exchange forwards are physically settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A foreign exchange forward generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and the prices at which they are selling various currencies. When a Fund enters into a foreign exchange forward, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction. A Fund may be required to obtain the currency that it must deliver under the foreign exchange forward through the sale of portfolio securities denominated in such currency or through conversion of other assets of a Fund into such currency.
Forward contracts in which a Fund may engage also include non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts on foreign currencies (each a “Reference Currency”) that are non-convertible and that may be thinly traded or illiquid. NDFs involve an obligation to pay an amount (the “Settlement Amount”) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the “NDF Rate”), with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.
Although NDFs are similar to foreign exchange forwards, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.

NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. Although NDFs historically have been traded over-the-counter, in the future, pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”), they may be exchange-traded. Under such circumstances, they will be centrally cleared, and a secondary market for them will exist. With respect to NDFs that are centrally cleared, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. Even if some NDFs remain traded OTC, they will be subject to margin requirements for uncleared swaps and counterparty risk common to other swaps.
For more information about these practices, see the “Derivatives” section.
Fund-of-Funds Structures
Section 12(d)(1)(A) of the 1940 Act, in relevant part, prohibits a registered investment company from acquiring shares of an investment company if after such acquisition the securities represent more than 3% of the total outstanding voting stock of the acquired company, more than 5% of the total assets of the acquiring company, or, together with the securities of any other investment companies, more than 10% of the total assets of the acquiring company, except in reliance on certain exceptions contained in the 1940 Act and the rules and regulations thereunder.
Rule 12d1-4 permits a Fund to exceed the limits in Section 12 of the 1940 Act, if the Fund complies with the adopted framework for fund-of-funds arrangements. Rule 12d1-4 contains elements from the SEC’s prior exemptive orders permitting fund-of-funds arrangements, and includes (i) limits on control and voting; (ii) required evaluations and findings; (iii) required fund-of-funds investment agreements; and (iv) limits on complex structures. Each Fund is permitted to invest in both affiliated and unaffiliated investment companies, including ETFs (“underlying funds”) in excess of the limits in Section 12 of the 1940 Act subject to the conditions of Rule 12d1-4.
Futures Contracts
Each Fund (except the Victory Treasury Money Market Trust) may use futures contracts to implement its investment strategy. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency, interest rate, or an index of securities, at a future time at a specified price. Opening a position by buying a contract establishes a long position, while opening a position by selling a contract establishes a short position.
The purchase of a futures contract on a security or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. A Fund initially will be required to deposit with the Trust’s custodian or the futures commission merchant (“FCM”) effecting the futures transaction an amount of “initial margin” in cash or securities, as permitted under applicable regulatory policies.
The initial margin in futures transactions is different from the margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called “maintenance or variation margin”) to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as “marking to market.” For example, when a Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and a Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when a Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and a Fund would be required to make a maintenance margin payment to the broker.
At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position that will terminate a Fund’s position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to a Fund, and a Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance seldom are made.
The risk of loss in trading futures contracts can be substantial because of the low margin deposits required and the high degree of leveraging involved in futures pricing. As a result, a relatively small price movement in a futures contract may cause an immediate and substantial loss or gain. The primary risks associated with the use of futures contracts are: (i) imperfect correlation between the change in market value of the stocks held by a Fund and the prices of futures contracts; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures on securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers.
For more information about these practices, see the “Derivatives” section.
Illiquid Securities
Each Fund may invest up to 15% (except the Victory Treasury Money Market Trust, which may invest only up to 5%) of its respective net assets in securities that are illiquid. Illiquid securities generally are those securities that may not reasonably be expected to be sold or disposed of in current market conditions within seven calendar days or less without the sale or disposition significantly changing the market value of the security. Investments in illiquid securities may impair a Fund’s ability to raise cash for redemptions or other purposes.
Initial Public Offerings (“IPOs”)
Each Fund  (except the Victory Government Securities Fund and Victory Treasury Money Market Trust) may invest in IPOs, which subject a Fund to the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, a potentially small number of shares available for trading, and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.
Interfund Borrowing and Lending
Each Fund (except the Victory Treasury Money Market Trust) is entitled to rely on an exemptive order from the SEC allowing them to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (the “Interfund Lending Program”). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (an “Interfund Loan”), subject to meeting the conditions of the SEC exemptive order. All Interfund Loans will consist only of uninvested cash reserves that the lending Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.
If a Fund has outstanding bank borrowings, any Interfund Loans to the Fund would: (a) be at an interest rate equal to or lower than that of any outstanding bank borrowing, (b) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, that event of default by the Fund will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the master interfund lending agreement, entitling the lending Fund to call the Interfund Loan immediately (and exercise all rights with respect to any collateral), and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.
A Fund may borrow on an unsecured basis through the Interfund Lending Program only if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets, provided that if the borrowing Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the lending Fund’s Interfund Loan will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a borrowing Fund’s total outstanding borrowings immediately after an Interfund Loan would be greater than 10% of its total assets, the Fund may borrow through the Interfund Lending Program only on a secured basis. A Fund may not borrow under the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets or any lower threshold provided for by the Fund’s fundamental restrictions or non-fundamental policies.
No Fund may lend to another Fund through the Interfund Lending Program if the loan would cause the lending Fund’s aggregate outstanding loans through the Interfund Lending Program to exceed 15% of its current net assets at the time of the loan. A Fund’s Interfund Loans to any one Fund shall not exceed 5% of the lending Fund’s net assets. The duration of Interfund Loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days, and for purposes of this condition, loans effected within seven days of each other will be treated as separate loan transactions. Each Interfund Loan may be called on one business day’s notice by a lending Fund and may be repaid on any day by a borrowing Fund. The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund borrowing and lending are designed to minimize the risks associated with interfund borrowing and lending for both a lending Fund and a borrowing Fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the Interfund Loan could be called on one business day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan is not available from another Fund. Interfund Loans are subject to the risk that a borrowing Fund could be unable to repay the loan when due, and a delay in repayment to a lending Fund or from a borrowing Fund could result in a lost investment opportunity or additional costs. No Fund may borrow more than the amount permitted by its investment limitations. The Interfund Lending Program is subject to the oversight and periodic review of the Board.
Inverse Floating Rate Securities
The Victory Growth and Tax Strategy Fund may invest up to 10% of its net assets in municipal securities whose coupons vary inversely with changes in short-term tax-exempt interest rates and thus are considered leveraged investments in underlying municipal bonds (or securities with similar economic characteristics). In creating such a security, a municipality issues a certain amount of debt and pays a fixed interest rate. A portion of the debt is issued as variable rate short-term obligations, the interest rate of which is reset at short intervals, typically seven days or less. The other portion of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. These securities present special risks for two reasons: (1) if short-term interest rates rise (fall), the income a Fund earns on the inverse floating rate security will fall (rise); and (2) if long-term interest rates rise (fall) the value of the inverse floating rate security will fall (rise) more than the value of the underlying bond because of the leveraged nature of the investment. The Fund will seek to buy these securities at attractive values and yields that more than compensate the Fund for the securities’ price volatility.
Lending of Securities
Each Fund may lend its securities in accordance with a lending policy that has been authorized by the Board and implemented by the Adviser. Securities may be loaned only to qualified broker-dealers or other institutional investors that have been determined to be creditworthy by the Adviser. When borrowing securities from a Fund, the borrower will be required to maintain collateral with the Trust in an amount at least equal to the fair value of the borrowed securities. During the term of each loan, each Fund will be entitled to receive payments from the borrower equal to all interest and dividends paid on the securities during the term of the loan by the issuer of the securities. In addition, each Fund will invest any cash received as collateral in high-quality short-term instruments such as obligations of the U.S. government or of its agencies or instrumentalities, repurchase agreements, or shares of money market mutual funds, thereby earning additional income. Risks to a Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due; and that the value of the collateral, including collateral investments, will be less than the amount required to be returned to the borrower.
No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund’s total assets. Each Fund may terminate a loan at any time.
Leveraged Loans
Each Fund (except the Victory Government Securities Fund and Victory Treasury Money Market Trust) may invest in leveraged loans, a type of bank loan. Leveraged loans are adjustable-rate bank loans made to companies rated below investment grade. The interest rates on leveraged loans are reset periodically based upon the fluctuations of a base interest rate such as the Secured Overnight Financing Rate (“SOFR”) and a “spread” above that base interest rate that represents a risk premium to the lending banks and/or other participating investors. Many bank loans bear an adjustable rate of interest; however, leveraged loans provide for a greater “spread” over the base interest rate than other bank loans because they are considered to represent a greater credit risk. Because they are perceived to represent a greater credit risk, leveraged loans possess certain attributes that are similar to high-yield securities. However, because they are often secured by collateral of the borrower, leveraged loans possess certain attributes that are similar to other bank loans.
Limitations and Risks of Options and Futures Activity
Each Fund (except the Victory Treasury Money Market Trust) may engage in both hedging and non-hedging strategies. Although effective hedging generally can capture the bulk of a desired risk adjustment, no hedge is completely effective. A Fund’s ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in the hedged asset correlate with price movements of the futures and options.
Non-hedging strategies typically involve special risks. The profitability of a Fund’s non-hedging strategies will depend on the ability of the Adviser or the applicable Subadviser to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets often are more volatile than corresponding securities markets, and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.
Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively carry out its derivative strategies and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements.
Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.
If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option.
Historically, advisers of registered investment companies trading commodity interests (such as futures contracts, options on futures contracts, and swaps), including the Funds, have been excluded from regulation as Commodity Pool Operators (“CPOs”) pursuant to Commodity Futures Trading Commission (“CFTC”) Regulation 4.5. In February 2012, the CFTC announced substantial amendments to the permissible exclusions, and to the conditions for reliance on the permissible exclusions, from registration as a CPO. To qualify for an exclusion under these amendments to CFTC Regulation 4.5, if a Fund uses commodity interests (such as futures contracts, options on futures contracts, and swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions, determined at the time the most recent position was established, may not exceed 5% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) or, alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition, to qualify for an exclusion, a Fund must satisfy a marketing test, which requires, among other things, that a Fund not hold itself out as a vehicle for trading commodity interests. The amendments to CFTC Regulation 4.5 became effective on April 24, 2012.
The Adviser currently claims an exclusion (under CFTC Regulation 4.5) from registration as a CPO with respect to the Funds and, in its management of the Funds, intends to comply with one of the two alternative trading limitations described above and the marketing limitation. Complying with the trading limitations may restrict the Adviser’s ability to use derivatives as part of the Funds' investment strategies. Although the Adviser expects to be able to execute the Funds' investment strategies within the limitations, a Fund’s performance could be adversely affected. In addition, rules under the Dodd-Frank Act may limit the availability of certain derivatives, may make the use of derivatives by portfolios more costly, and may otherwise adversely impact the performance and value of derivatives.
For more information about these practices, see the “Derivatives” section.
Liquidity Determinations
Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) requires the Funds to establish and maintain a liquidity risk management program (“LRMP”). The Liquidity Rule defines “illiquid security” as a security that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), or securities otherwise subject to restrictions or limitations on resale under the 1933 Act shall not be deemed illiquid solely by reason of being unregistered. Victory Capital, under oversight of the Board, determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.
Loan Interests and Direct Debt Instruments (“bank loans”)
The Victory Cornerstone Conservative Fund, Victory Cornerstone Moderately Conservative Fund, Victory Cornerstone Moderate Fund, Victory Cornerstone Moderately Aggressive Fund, Victory Cornerstone Aggressive Fund, and Victory Cornerstone Equity Fund may invest in loan interests and direct debt instruments, generally referred to as bank loans, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations), to suppliers of goods or services (in the case of trade claims or other receivables), or to other parties. These investments involve a risk of loss in case of the default, insolvency, or bankruptcy of the borrower.
Loans normally are not registered with the SEC or any state securities commission or listed on any securities exchange. As a result, there typically is less public information available about a specific loan than there would be if the loan were registered or traded on an exchange. Loans also may not be considered “securities,” and purchasers, such as a Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws with respect to any loans they own in the event of fraud or misrepresentation by a borrower.
A Fund may come into possession of material non-public information about a borrower as a result of its ownership of a loan or other debt instrument of such borrower. Because of prohibitions on trading in securities of issuers while possessing such information, a Fund might be unable to enter into a transaction in a publicly traded security of that borrower when it otherwise would be advantageous to do so.
Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, or are not made in a timely manner, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than unsecured loans in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may only pay a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.
Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks such as a loan foreclosure, and costs and liabilities associated with owning and disposing of the collateral. In addition, it is possible that a purchaser could be held liable as a co-lender. Direct debt instruments also may involve a risk of insolvency of the lending bank or other intermediary.
A loan often is administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower under the terms of the loan or other indebtedness. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.
Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.
For purposes of a Fund’s investment limitations, a Fund generally will treat the borrower as the “issuer” of indebtedness held by a Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a Fund and the borrower, if the participation does not shift the direct debtor-creditor relationship with the borrower to a Fund, SEC interpretations require a Fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as “issuers” for purposes of a Fund’s investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
Loans may have extended settlement periods. Accordingly, the proceeds from the sale of a loan may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The extended trade settlement periods could force a Fund to liquidate other securities to meet redemptions and may present a risk that a Fund may incur losses in order to timely honor redemptions.

Master Demand Notes
The Victory Cornerstone Conservative Fund, Victory Cornerstone Moderately Conservative Fund, Victory Cornerstone Moderate Fund, Victory Cornerstone Moderately Aggressive Fund, Victory Cornerstone Aggressive Fund, Victory Cornerstone Equity Fund, Victory Global Equity Income Fund, and Victory Target Managed Allocation Fund may invest in master demand notes, which are obligations that permit the investment of fluctuating amounts by each Fund, at varying rates of interest using direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The Victory Cornerstone Conservative Fund, Victory Cornerstone Moderately Conservative Fund, Victory Cornerstone Moderate Fund, Victory Cornerstone Moderately Aggressive Fund, Victory Cornerstone Aggressive Fund, Victory Cornerstone Equity Fund, Victory Global Equity Income Fund, and Victory Target Managed Allocation Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because master demand notes are direct lending arrangements between the lender and borrower, these instruments generally will not be traded; and there generally is no secondary market for these notes, although they are redeemable (and immediately repayable by the borrower) at face value, plus accrued interest, at any time. The Adviser will invest a Fund’s assets in master demand notes only if the Board or its delegate has determined that they are of credit quality comparable to the debt securities in which the Fund generally may invest.
Master Limited Partnerships (“MLPs”)
The Victory Cornerstone Conservative Fund, Victory Cornerstone Moderately Conservative Fund, Victory Cornerstone Moderate Fund, Victory Cornerstone Moderately Aggressive Fund, Victory Cornerstone Aggressive Fund, Victory Cornerstone Equity Fund, Victory Global Equity Income Fund, and Victory Target Managed Allocation Fund may invest in MLPs. MLPs are publicly traded partnerships whose interests or “units” are traded on securities exchanges like shares of corporate stock. A typical MLP consists of a general partner and limited partners; however, some MLPs are established as limited liability companies. To be treated as a partnership for federal tax purposes, an MLP generally must derive at least 90% of its gross income for each taxable year from qualifying sources, including activities such as the exploration, development, mining, production, processing, refining, transportation, storage, and certain marketing of mineral or natural resources. MLPs provide investors with strategic exposure to physical assets, which can be attractive in inflationary environments.
Investments in securities of an MLP involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, and dilution risks. Certain MLP securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity.
Investing in MLPs also involves certain risks related to the underlying assets of the MLPs. MLPs generally are considered interest-rate sensitive investments, and during periods of interest rate volatility, may not provide attractive returns. MLPs operate in the energy sector and may be adversely affected by fluctuations in the prices and levels of supply and demand for energy commodities. A decrease in the production or availability of energy commodities, including through their natural depletion over time, may adversely impact the financial performance of MLPs. MLPs are subject to significant federal, state, and local government regulation in virtually every aspect of their operations. Such regulation can change over time in both scope and intensity, and such changes could increase compliance costs and adversely affect the financial performance of MLPs. There is an inherent risk that MLPs and other companies operating in the energy sector may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. Natural disasters, such as hurricanes, also may impact MLPs.
MLPs also are subject to risks relating to their complex tax structure, including the risk that a change in current tax law or a change in the business of a given MLP could cause the MLP to lose its tax status as a partnership, which may reduce the value of the Fund’s investment in the MLP and lower income to a Fund. Depreciation or other cost recovery deductions passed through to a Fund from any investments in MLPs in a given year will generally reduce a Fund’s taxable income, but those deductions may be recaptured in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to Fund shareholders at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held shares in the Fund at the time the deductions were taken, and even though those shareholders may not have corresponding economic gain on their shares at the time of the recapture.
Mortgage-Backed Securities
The Victory Cornerstone Conservative Fund, Victory Cornerstone Moderately Conservative Fund, Victory Cornerstone Moderate Fund, Victory Cornerstone Moderately Aggressive Fund, Victory Cornerstone Aggressive Fund, Victory Cornerstone Equity Fund, Victory Government Securities Fund, Victory Global Equity Income Fund, and Victory Target Managed Allocation Fund may invest in mortgage-backed securities. Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association (“Ginnie Mae,” also known as “GNMA”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Mortgage Corporation (“Freddie Mac”). These securities represent ownership in a pool of mortgage loans. They differ from conventional bonds in that principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, a Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor. Like other fixed-income securities, when interest rates rise, the value of mortgage-backed securities with prepayment features generally will decline. In addition, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities. The weighted average life of such securities is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.
Ginnie Mae is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, Fannie Mae and Freddie Mac were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. government. The value of the companies’ securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. The U.S. Treasury historically has had the authority to purchase obligations of Fannie Mae and Freddie Mac. In addition, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies’ stock, as described below. In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae and Freddie Mac had been placed in conservatorship.
Since that time, Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases and U.S. Federal Reserve (the “Fed”) purchases of their mortgage-backed securities. While the Fed’s purchases have terminated, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth. From the time Fannie Mae and Freddie Mac were placed into conservatorship through the fourth quarter of 2017, Fannie Mae and Freddie Mac required U.S. Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements and have paid the U.S. Treasury approximately $278.8 billion in aggregate cash dividends. However, such payments do not constitute a repayment of the draws Fannie Mae and Freddie Mac received from the U.S. Treasury. In the first quarter of 2018, Fannie Mae and Freddie Mac each reported that the passage of the Tax Cuts and Jobs Act in December 2017 had resulted in a decrease in the value of their deferred tax assets. As a result, Fannie Mae and Freddie Mac reported net losses during the fourth quarter of 2017 and indicated that they would request draws from the U.S. Treasury in the amount of $3.7 billion and $0.3 billion, respectively. Accordingly, no assurance can be given that the Fed, U.S. Treasury, or FHFA initiatives will ensure that Fannie Mae or Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue. Moreover, there remains significant uncertainty as to whether (or when) Fannie Mae and Freddie Mac will emerge from conservatorship, which has no specified termination date. Fannie Mae and Freddie Mac also are the subject of several continuing class action lawsuits and investigations by federal regulators, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. The future of Fannie Mae and Freddie Mac is in question as Congress is considering several pieces of legislation that would reform Fannie Mae and Freddie Mac, which would propose to address their structure, mission, portfolio limits and guarantee fees, among other issues. The potential impact of these developments is unclear, but they could cause a Fund to lose money.
Unlike mortgage-backed securities issued or guaranteed by the U.S. government or one of the GSEs, mortgage-backed securities issued by private issuers do not have a government or GSE guarantee. Private issuers may purchase various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance, to support the timely payment of principal and interest of the underlying mortgage loans. However, there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. In addition, privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, private mortgage-backed securities may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
On June 3, 2019, under the FHFA’s “Single Security Initiative,” Fannie Mae and Freddie Mac ceased issuing their own mortgage-based securities and started issuing uniform mortgage-backed securities (“UMBS”). The Single Security Initiative seeks to align the characteristics of certain Fannie Mae and Freddie Mac mortgage-based securities and to support the overall liquidity in certain markets. Each UMBS will have a 55-day remittance cycle and can be used as collateral in either a Fannie Mae or Freddie Mac security or held for investment. In addition, investors may be approached to convert existing mortgage-backed securities into UMBS, possibly with an inducement fee being offered to holders of Freddie Mac mortgage-backed securities. The effects that the Single Security Initiative may have on the market and other mortgage-backed securities are uncertain.
The Victory Cornerstone Conservative Fund, Victory Cornerstone Moderately Conservative Fund, Victory Cornerstone Moderate Fund, Victory Cornerstone Moderately Aggressive Fund, Victory Cornerstone Aggressive Fund, Victory Cornerstone Equity Fund, Victory Government Securities Fund, Victory Global Equity Income Fund, and Victory Target Managed Allocation Fund also may invest in mortgage-backed securities that include collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBSs”), stripped mortgage-backed securities (“SMBSs”), interest only commercial mortgage-backed securities (“CMBS IOs”), and mortgage dollar rolls.
CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are divided into pieces (tranches) with varying maturities. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable cash flows than regular mortgage securities, but such cash flows can be difficult to predict because of the effect of prepayments. Failure to accurately predict prepayments can adversely affect a Fund’s return on these investments. CMOs also may be less marketable than other securities.
CMBSs include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, apartments, hotels and motels, nursing homes, hospitals and senior living centers. Many of the risks of investing in CMBSs reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations. CMBSs may be less liquid and exhibit greater price volatility than other types of mortgage-backed securities.
SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets for these types of securities are not as developed and, accordingly, these securities may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.
CMBS IOs are similar to the SMBSs described above but are contrasted by being backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. Therefore, they generally have less prepayment risk than SMBSs, and also are less sensitive to interest rate changes. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.
In mortgage dollar roll transactions, a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. At the time a Fund enters into a mortgage dollar roll, it designates on its books and records cash or liquid securities to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by a Fund. The mortgage dollar rolls entered into by a Fund may be used as arbitrage transactions in which the Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll. Because a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage.
Municipal Lease Obligations (“MLOs”)
The Victory Cornerstone Conservative Fund, Victory Cornerstone Moderately Conservative Fund, Victory Cornerstone Moderate Fund, Victory Cornerstone Moderately Aggressive Fund, Victory Cornerstone Aggressive Fund, Victory Cornerstone Equity Fund, Victory Growth and Tax Strategy Fund, Victory Global Equity Income Fund, and Victory Target Managed Allocation Fund may invest in MLOs, which are installment purchase contract obligations, and certificates of participation in such obligations (collectively, “lease obligations”). Lease obligations do not constitute general obligations of a municipality for which the municipality’s taxing power is pledged, although a lease obligation is ordinarily backed by a municipality’s covenant to budget for the payments due under the lease obligation.
Certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Adviser  or the applicable Subadviser will consider: (1) the credit quality of the obligor; (2) whether the underlying property is essential to a governmental function; and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.
Non-Investment-Grade Securities or “Junk Bonds”
Each Fund (except the Victory Emerging Markets Funds, Victory International Fund, Victory Precious Metals and Minerals Fund, Victory World Equity Fund, Victory Government Securities Fund, and the Victory Treasury Money Market Trust) may invest directly or indirectly in or hold “junk bonds” or non-investment-grade securities. Non-investment grade securities (i.e., BB or lower by S&P Global Ratings (“S&P”), or Ba or lower by Moody’s Investors Service Inc. (“Moody’s”) or, if unrated, deemed to be of comparable quality by the Adviser or the applicable Subadviser) are speculative in nature, involve greater risk of default by the issuing entity, and may be subject to greater market fluctuations than higher rated fixed income securities. Non-investment-grade bonds, sometimes referred to as “junk bonds,” usually are issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund’s NAV. Also, there may be significant disparities in the prices quoted for “junk bonds” by various dealers. Under such conditions, the Fund may find it difficult to value its “junk bonds” accurately. The Fund’s investments in “junk bonds” also may be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default. If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment. Because of the risks involved in investing in non-investment-grade securities, an investment in a Fund that invests substantially in such securities should be considered speculative. “Junk bonds” may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return. Conversely, a junk bond’s value will decrease in a rising interest rate market, as will the value of the Fund’s assets. The credit rating of a below investment grade security does not necessarily address its market value risk and may not reflect its actual credit risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. If a Fund that invests in “junk bonds” experiences unexpected net redemptions, this may force it to sell its non-investment grade securities, without regard to their investment merits, thereby decreasing the asset base upon which the Fund’s expenses can be spread and possibly reducing the Fund’s rate of return.
Options on Futures Contracts
Each Fund (except the Victory Treasury Money Market Trust) may invest in options on futures contracts to implement its investment strategy. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.
The trading of options on futures contracts entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract or expiration date of the option approaches. In addition, a Fund utilizing options on futures contracts is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by a Fund in connection with such transactions.
For more information about these practices, see the “Derivatives” section.
Options on Securities and Securities Indexes
Each Fund (except the Victory Treasury Money Market Trust) may purchase and sell options on securities or securities indexes to implement its investment strategy. There are two basic types of options: “puts” and “calls.” Each type of option can be used to establish either a long or a short position, depending upon whether a Fund is the purchaser or a writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying asset at the exercise price during the option period.
Purchased options have limited risk equal to the amount of the premium paid for the option. Such options afford the opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.
The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that a Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.
The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.
Among the options that a Fund may purchase or sell are options on a securities index. In general, options on an index of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.
A securities index assigns relative values to the securities included in the index, and the index options are based on a broad market index. In connection with the use of such options, a Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.
Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indexes, commodities indexes, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.
Inflation-protected securities, for example, can be indexed to a measure of inflation, such as the Consumer Price Index (“CPI”).
Commodity-indexed securities, for example, can be indexed to a commodities index such as the Dow Jones-UBS Commodity Index Total Return.
The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity, or other instrument or measure to which they are indexed, and also may be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments or measures. Indexed securities also are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, the U.S. Treasury, and certain other U.S. government agencies. In calculating a Fund’s dividends, index-based adjustments may be considered income.
For more information about these practices, see the “Derivatives” section.
Periodic Auction Reset Bonds
The Victory Cornerstone Conservative Fund, Victory Cornerstone Moderately Conservative Fund, Victory Cornerstone Moderate Fund, Victory Cornerstone Moderately Aggressive Fund, Victory Cornerstone Aggressive Fund, Victory Cornerstone Equity Fund, Victory Growth and Tax Strategy Fund, Victory Global Equity Income Fund, and Victory Target Managed Allocation Fund may invest in periodic auction reset bonds. Periodic auction reset bonds are bonds whose interest rates are reset periodically through an auction mechanism. Periodic auction reset bonds, similar to short-term debt instruments, generally are subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction. Periodic auction reset bonds with a long remaining stated maturity (i.e., 10 years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction failure or insufficient demand at an auction, resulting in greater price volatility of such instruments compared to fixed short-term bonds.

Preferred Stocks
Each Fund  (except the Victory Government Securities Fund and Victory Treasury Money Market Trust) may invest in preferred stocks, which represent a class of capital stock. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. Preferred stockholders do not ordinarily enjoy any of the voting rights of common stockholders. Most preferred stock is cumulative, meaning that if dividends are passed (not paid for any reason), they accumulate and must be paid before common dividends. Typically, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. However, an adjustable-rate preferred stock pays a dividend that is adjustable, usually quarterly, based on changes in the U.S. Treasury bill rate or other money market rates. A convertible preferred stock is exchangeable for a given number of common shares and thus tends to be more volatile than nonconvertible preferred, which behaves more like a fixed-income bond. The main benefit to owning preferred stock is that the investor has a greater claim on the company’s assets than common stockholders. Preferred stockholders always receive their dividends, and in the event the company goes bankrupt are paid off before common stockholders. Each Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.
Private Investments in Public Companies
A Fund may acquire common stock or a security convertible into common stock, such as a warrant or convertible preferred stock, directly from an issuer seeking to raise capital in a private placement pursuant to Regulation D under the 1933 Act. These transactions are commonly referred to as a private placement in a publicly held company, or “PIPE” (i.e., Private Investment in Public Equity). The issuer’s common stock usually is publicly traded on a U.S. securities exchange or in the OTC market, but the securities acquired will be subject to restrictions on resale imposed by U.S. securities laws absent an effective registration statement. In recognition of the illiquid nature of the securities being acquired, the purchase price paid in a PIPE transaction (or the conversion price of the convertible securities being acquired) typically will be fixed at a discount to the prevailing market price of the issuer’s common stock at the time of the transaction. As part of a PIPE transaction, the issuer usually will be contractually obligated to seek to register within an agreed upon period of time for public resale under the U.S. securities laws, the common stock, or the shares of common stock issuable upon conversion of the convertible securities. If the issuer fails to so register the shares within that period, the buyer may be entitled to additional consideration from the issuer (e.g., warrants to acquire additional shares of common stock), but the buyer may not be able to sell its shares unless and until the registration process is successfully completed. Thus, PIPE transactions present certain risks not associated with open market purchases of equities.
Among the risks associated with PIPE transactions is the risk that the issuer may be unable to register the shares for public resale in a timely manner or at all, in which case the shares may be sold only in a privately negotiated transaction, typically at a price less than that paid, assuming a suitable buyer can be found. Disposing of the securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible. Even if the shares are registered for public resale, the market for the issuer’s securities may nevertheless be “thin” or illiquid, making the sale of securities at desired prices or in desired quantities difficult or impossible.
While private placements may offer attractive opportunities not otherwise available in the open market, the securities purchased are usually “restricted securities” or are “not readily marketable.” Restricted securities cannot be sold without being registered under the 1933 Act, unless they are sold pursuant to an exemption from registration (such as Rules 144 or 144A under the 1933 Act). Securities that are not readily marketable are subject to other legal or contractual restrictions on resale.
Put Bonds
The Victory Cornerstone Conservative Fund, Victory Cornerstone Moderately Conservative Fund, Victory Cornerstone Moderate Fund, Victory Cornerstone Moderately Aggressive Fund, Victory Cornerstone Aggressive Fund, Victory Cornerstone Equity Fund, Victory Growth and Tax Strategy Fund, Victory Government Securities Fund, Victory Global Equity Income Fund, and Victory Target Managed Allocation Fund may invest in securities (including securities with variable interest rates), the interest on which is excludable from gross income for federal income tax purposes (“tax-exempt securities”), that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities normally will trade as if maturity is the earliest put date, even though stated maturity is longer. Under a Fund’s portfolio allocation procedure, maturity for put bonds is deemed to be the date on which the put becomes exercisable.
Real Estate Investment Trusts (“REITs”)
Because each Fund (except the Victory Government Securities Fund and Victory Treasury Money Market Trust) may invest a portion of its assets in equity securities of REITs, these Funds also may be subject to certain risks associated with direct investments in real estate, including the cyclical nature of real estate values, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, and increases in interest rates and other real estate capital market influences.
In addition, the Victory Cornerstone Conservative Fund, Victory Cornerstone Moderately Conservative Fund, Victory Cornerstone Moderate Fund, Victory Cornerstone Moderately Aggressive Fund, Victory Cornerstone Aggressive Fund, Victory Cornerstone Equity Fund, Victory Global Equity Income Fund, and Victory Target Managed Allocation Fund may invest a portion of its assets in the debt and preferred securities of REITs and, therefore, may be subject to certain other risks, such as credit risk, associated with investment in these securities. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs depend upon the specialized management skills of their managers and may have limited geographic diversification, thereby subjecting them to risks inherent in financing a limited number of projects. REITs generally depend on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. A shareholder in a Fund that invests in REITs will bear not only its proportionate share of the expenses of the Fund, but also will bear, indirectly, the management expenses of the underlying REITs.
Recent Market Conditions and Regulatory Developments
Both U.S. and international markets have experienced significant volatility in recent years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be diminishing or changing, which may impact such economies and markets in ways that cannot be foreseen at this time.
Some countries, including the United States, have adopted more protectionist trade policies, which is a trend that appears to be continuing globally. Slowing global economic growth, the rise in protectionist trade policies, inflationary pressures, changes to some major international trade agreements, risks associated with the trade agreement between countries and regions, including the United States and other foreign nations, political, or economic dysfunction within some countries or regions, including the United States, and dramatic changes in consumer sentiment and commodity and currency prices could affect the economies and markets of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time and may create significant volatility in the markets. In addition, these policies, including the impact on the U.S. dollar, may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.
Although interest rates were unusually low in recent years in the United States and abroad, in 2022, the U.S. Federal Reserve (“Fed”) and certain foreign central banks raised interest rates as part of their efforts to address rising inflation. The Fed and certain foreign central banks have started to lower interest rates, though economic or other factors, such as inflation, could stop such changes. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Additionally, various economic and political factors could cause the Fed or other foreign central banks to change their approach in the future and such actions may result in an economic slowdown both in the United States and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets. Also, regulators have expressed concern that changes in interest rates may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. Historical patterns of correlation among asset classes may break down in unanticipated ways during times of high volatility, disrupting investment programs and potentially causing losses.
Regulators in the United States adopted a number of changes to regulations involving the markets and issuers, some of which implicate the Fund. The full effect of various newly adopted regulations is not currently known. Due to the scope of regulations being adopted, certain of these changes to regulation could limit a Fund’s ability to pursue its investment strategies or make certain investments, may make it more costly for it to operate, or adversely impact its performance. Additionally, it is possible that recently adopted regulations could be further revised or rescinded, which creates material uncertainty on their impact to a Fund.
Advancements in technology, including advanced development and increased regulation of artificial intelligence, may adversely impact market movements and liquidity. As artificial intelligence is used more widely, the profitability and growth of certain issuers and industries may be negatively impacted in ways that cannot be foreseen and could adversely impact performance.
Tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East, or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of a Fund and its investments or operations could be negatively impacted.

Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy. The impact of epidemics and/or pandemics that may arise in the future could negatively affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time and could last for an extended period of time.
High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory, and diplomatic events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.
China’s economy, which had been sustained through debt-financed spending on housing and infrastructure, appears to be experiencing a significant slowdown and growing at a lower rate than prior years. While the Chinese government appears to be taking measures to address these issues, due to the size of China’s economy, the resolution of these issues could impact a number of other countries.
Global climate change can have potential effects on property and security values. Certain issuers, industries, and regions may be adversely affected by the impact of climate change in ways that cannot be foreseen. The impact of legislation, regulation, and international accords related to climate change, including any direct or indirect consequences that may not be foreseen, may negatively impact certain issuers, industries, and regions.
A rise in sea levels, a change in weather patterns, including an increase in powerful storms and large wildfires, and/or a climate-driven increase in flooding could cause properties to lose value or become unmarketable altogether. Unlike previous declines in the real estate market, properties in affected zones may not ever recover their value. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change.
Losses related to climate change could adversely affect corporate issuers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax or other revenues, and tourist dollars generated by affected properties, and insurers of the property and/or of corporate, municipal, or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these market effects might unfold.
Reference Rate Transition Risk
The London Interbank Offered Rate (“LIBOR”) had historically been the principal floating rate benchmark in the financial markets. However, LIBOR is being discontinued as a floating rate benchmark, although certain synthetic U.S. dollar LIBOR tenors will be published through September 30, 2024, for certain legacy contracts. Then-existing LIBOR obligations have been transitioned or will transition to another benchmark, depending on the LIBOR currency and tenor. For some existing LIBOR-based obligations, the contractual consequences of the discontinuation of LIBOR may not be clear.
As an alternative to LIBOR, the market has generally coalesced around the use of the Secured Overnight Financing Rate (“SOFR”) as a replacement for U.S. dollar LIBOR. Various SOFR-based rates, including SOFR-based term rates, and various non-SOFR-based rates have developed in response to the discontinuation of U.S. dollar LIBOR, which may create various risks for the Fund and the financial markets more generally. There are non-LIBOR forward-looking floating rates that are not based on SOFR and that may be considered by participants in the financial markets as LIBOR alternatives. Unlike forward-looking SOFR-based term rates, such rates are intended reflect a bank credit spread component.
Non-LIBOR floating rate obligations, including obligations based on the SOFR, may have returns and values that fluctuate more than those of floating rate debt obligations that are based on LIBOR or other rates. Also, because SOFR and some alternative floating rates are relatively new market indexes, markets for certain non-LIBOR obligations may never develop or may not be liquid. Market terms for non-LIBOR floating rate obligations, such as the spread over the index reflected in interest rate provisions, may evolve over time, and prices of non-LIBOR floating rate obligations may be different depending on when they are issued and changing views about correct spread levels.
It is not clear how replacement rates for LIBOR–including SOFR-based rates and non-SOFR-based rates–will continue to develop and to what extent they will be used. There is no assurance that these replacement rates will be suitable substitutes for LIBOR, and thus the substitution of such rates for LIBOR could have an adverse effect on the Funds and the financial markets more generally. Concerns about market depth and stability could affect the development of non-SOFR-based term rates, and such rates may create various risks, which may or may not be similar to the risks relating to SOFR.

Repurchase Agreements
Each Fund may invest in repurchase agreements, which are collateralized by underlying securities. The Victory Treasury Money Market Trust may invest in repurchase agreements that are collateralized by cash items or obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies, or instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security. A Fund maintains custody of the underlying securities prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by the underlying securities. In these transactions, the securities purchased by a Fund will be those in which it is authorized to invest and that have a total value in excess of the amount of the repurchase obligation. If the seller defaults and the value of the underlying security declines, a Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. The Funds will invest in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.
Section 4(a)(2) Commercial Paper and Rule 144A Securities
Each Fund (except the Victory Treasury Money Market Trust) may invest in commercial paper issued in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the 1933 Act (“Section 4(a)(2) Commercial Paper”). Section 4(a)(2) Commercial Paper is restricted as to disposition under the federal securities laws; therefore, any resale of Section 4(a)(2) Commercial Paper must be effected in a transaction exempt from registration under the 1933 Act. Section 4(a)(2) Commercial Paper normally is resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(a)(2) Commercial Paper, thus providing liquidity.
Each Fund (except the Victory Treasury Money Market Trust) also may purchase restricted securities eligible for resale to “qualified institutional buyers” pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”). Rule 144A provides a non-exclusive safe harbor from the registration requirements of the 1933 Act for resales of certain securities to institutional investors.
However, investing in Rule 144A securities and Section 4(a)(2) Commercial Paper could have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.
Securities of Other Investment Companies
Each Fund may invest in securities issued by other investment companies that qualify as “money market funds” under applicable SEC rules. Any such investment would be made in accordance with the Fund’s investment policies and applicable law. In addition, each Fund (except the Victory Treasury Money Market Trust) may invest in securities issued by other non-money market investment companies (including ETFs). As a shareholder of another investment company, a Fund would indirectly bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears in connection with its own operations. The Funds may invest in securities issued by other investment companies subject to statutory limitations prescribed by the 1940 Act. Certain exceptions to these limitations are provided by the 1940 Act and the rules and regulations thereunder. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such instruments at the investment company level may be reduced by the operating expenses and fees of such investment companies, including advisory fees.
The SEC has adopted certain regulatory changes and taken other actions related to the ability of an investment company to invest in the securities of another investment company. These changes included, among other things, the rescission of certain SEC exemptive orders permitting investments in excess of the statutory limits, the withdrawal of certain related SEC staff no-action letters, and the adoption of Rule 12d1-4 under the 1940 Act. Rule 12d1-4 permits a portfolio to invest in other investment companies beyond the statutory limits, subject to certain conditions.
Separate Trading of Registered Interest and Principal of Securities (“STRIPS”)
Each Fund may invest in STRIPS, which are U.S. Treasury securities that allow the investor to hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities. STRIPS can only be purchased and held through financial institutions and government securities brokers and dealers. These securities are backed by the full faith and credit of the U.S. government.

Short-Term Instruments
When a Fund experiences large cash inflows, for example, through the sale of securities, and desirable securities that are consistent with the Fund’s investment objective(s) are unavailable in sufficient quantities or at attractive prices, the Fund may hold short-term investments (or shares of money market mutual funds) for a limited time at the discretion of the Adviser. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements.
Special Purpose Acquisition Companies
A Fund may invest in stock, warrants and other securities of special purpose acquisition companies (“SPACs”). A SPAC typically is a publicly traded company that raises funds through an initial public offering (“IPO”) for the purpose of acquiring or merging with another company to be identified subsequent to the SPAC’s IPO. If a Fund purchases shares of a SPAC in an IPO it generally will bear a sales commission, which may be significant. The securities of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. Unless and until a transaction is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market funds and similar investments whose returns or yields may be significantly lower than those of a Fund’s other investments. If an acquisition or merger that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the SPAC’s shareholders, less certain permitted expenses, and any rights or warrants issued by the SPAC will expire worthless.
Because SPACs and similar entities are in essence “blank check” companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. An investment in a SPAC is subject to a variety of risks, including that (1) a portion of the monies raised by the SPAC for the purpose of effecting an acquisition or merger may be expended prior to the transaction for payment of taxes and other expenses; (2) a Fund generally will not receive significant income from its investments in SPACs (both prior to and after any acquisition or merger) and, therefore, the Fund’s investments in SPACs will not significantly contribute to the Fund’s distributions to shareholders; (3) an attractive acquisition or merger target may not be identified at all or a proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders and/or antitrust and securities regulators; (4) the warrants or other rights with respect to the SPAC held by a Fund may expire worthless or may be redeemed by the SPAC at an unfavorable price; (5) the Fund may be subject to opportunity costs to the extent that alternative investments would have produced higher returns; (6) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (7) while a SPAC is seeking a transaction target, its stock may be thinly traded and/or illiquid and there can be no assurance that a market will develop, leaving a Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value; (8) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; and (9) the values of investments in SPACs may be highly volatile and may depreciate significantly over time. The proceeds of a SPAC IPO that are placed in trust are subject to risks, including the risk of insolvency of the custodian of the funds, fraud by the trustee, interest rate risk and credit and liquidity risk relating to the securities and money market funds in which the proceeds are invested.
Swap Arrangements
Each Fund (except the Victory Treasury Money Market Trust) may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indexes, including purchase of caps, floors and collars as described below. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.
In an interest rate swap a Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay a Fund a fixed rate of interest on the notional principal amount. In a currency swap a Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, a Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indexes. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount, whereas the purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines buying a cap and selling a floor.
Most swaps entered into by a Fund will be on a net basis. For example, in an interest rate swap, amounts generated by application of the fixed rate and floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, a Fund will set up a segregated custodial account to hold liquid assets, including cash. For swaps entered into on a net basis, assets will be segregated having an NAV equal to any excess of a Fund’s accrued obligations over the accrued obligations of the other party; for swaps on other than a net basis, assets will be segregated having a value equal to the total amount of a Fund’s obligations. Collateral is treated as illiquid.
Swap agreements historically have been individually negotiated, and most swap arrangements are currently traded over-the-counter. Certain standardized swaps currently are, and more in the future will be, centrally cleared and traded on either a swap execution facility or a designated contract market. Cleared swaps are transmitted through FCMs that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant's swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. For example, swaps that are centrally cleared are subject to the creditworthiness of the clearing organization involved in the transaction. An investor could lose margin payments it has deposited with its FCM as well as the net amount of gains not yet paid by the clearing organization if the clearing organization becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. In addition, depending on the size of a portfolio and other factors, the margin required under the rules of a clearinghouse and by a clearing member FCM may be in excess of the collateral required to be posted by a portfolio to support its obligations under a similar uncleared swap. It is expected, however, that regulators will adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could reduce the distinction.
These swap arrangements will be made primarily for hedging purposes to preserve the return on an investment or on a portion of a Fund’s portfolio. However, a Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by applicable law. In entering into a swap arrangement, a Fund is dependent upon the creditworthiness and good faith of the counterparty. A Fund will attempt to reduce the risk of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation and in some cases transacting in swaps that are centrally cleared and exchange-traded. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and generally will not be centrally cleared or traded on an exchange and, accordingly, they are less liquid than traditional swap transactions.
A Fund may enter into interest rate swaps, the use of which is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser  or the applicable Subadviser is incorrect in its forecasts of market values, interest rates, or other applicable factors, the investment performance of a Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Adviser  or the applicable Subadviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.
Each Fund may enter into credit default swap (“CDS”) contracts for investment purposes. The Funds also may invest in credit default swap indexes, which are portfolios of credit default swaps with similar characteristics. If a Fund is a seller of a CDS contract, a Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would be subject to investment exposure on the notional amount of the swap. As the seller, a Fund also is not required to remain in the CDS contract until default or maturity and could terminate the contract and incur a realized gain or loss.
Each Fund also may purchase CDS contracts in order to hedge against the risk of default of debt securities it holds, in which case a Fund would function as the counterparty referenced above. This would involve the risk that the swap may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It also would involve credit risk; the seller may fail to satisfy its payment obligations to a Fund in the event of a default. As the buyer, a Fund is not required to remain in the CDS contract until default or maturity and could terminate the contract and incur a realized gain or loss.
The regulation of the U.S. and non-U.S. swaps markets has undergone substantial change in recent years. Although the CFTC released final rules relating to clearing, reporting, recordkeeping and registration requirements under the Dodd-Frank Act, many of the provisions of the Dodd-Frank Act are subject to further final rule making or phase-in periods, and thus their ultimate impact remains unclear. New regulations could, among other things, restrict a Fund's ability to engage in swap transactions (for example, by making certain types of swaps no longer available to a Fund) and/or increase the costs of such swap transactions (for example, by increasing margin or capital requirements), and an Underlying Fund might be unable to fully execute its investment strategies as a result. Limits or restrictions applicable to the counterparties with which a Fund engages in swaps also could prevent a Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investment.
Regulations adopted by the CFTC, SEC and banking regulators may require a Fund to post margin on OTC swaps, and exchanges will set minimum margin requirements for exchange-traded and cleared swaps. The prudential regulators issued final rules that will require banks subject to their supervision to exchange variation and initial margin in respect of their obligations arising under OTC swap agreements. The CFTC adopted similar rules that apply to CFTC-registered swap dealers that are not banks. Such rules generally require a Fund to segregate additional assets in order to meet the new variation and initial margin requirements when they enter into OTC swap agreements. The European Supervisory Authorities (“ESA”), various national regulators in Europe, the Australian Securities & Investment Commission, the Japanese Financial Services Agency and the Canadian Office of the Superintendent of Financial Institutions adopted rules and regulations that are similar to that of the Federal Reserve. The variation margin requirements are now effective and the initial margin requirements are being phased-in through 2022 based on average daily aggregate notional amount of covered swaps between swap dealers and swap entities. Due to these regulations, a Fund could be required to engage in greater documentation and recordkeeping with respect to swap agreements.
Separately, on December 8, 2020, the CFTC adopted regulations allowing investment advisers for registered investment companies and other institutional investors to apply a minimum transfer amount (“MTA”) of variation margin based upon the separately managed investment account or sleeve (“Sleeve”) that the adviser is responsible for, rather than having to calculate the MTA across all accounts of the investor. An investment manager must abide by the following conditions: (1) any such swaps are entered into with the swap dealer by an asset manager on behalf of a Sleeve owned by the legal entity pursuant to authority granted under an investment management agreement; (2) the swaps of such Sleeve are subject to a master netting agreement that does not permit netting of initial or variation margin obligations across Sleeves of the legal entity that have swaps outstanding with the swap dealer; and (3) the swap dealer applies an MTA no greater than $50,000 to the initial and variation margin collection and posting obligations required of such Sleeve. As of the date of this SAI, the banking regulators have not provided similar relief, although swaps dealers subject to a banking regulator are expected to act in a manner consistent with the relief provided by the CFTC.
Regulations adopted by the prudential regulators require certain banks to include in a range of financial contracts, including swap agreements, terms delaying or restricting default, termination and other rights in the event that the bank and/or its affiliates become subject to certain types of resolution or insolvency proceedings. The regulations could limit a Fund's ability to exercise a range of cross-default rights if its counterparty, or an affiliate of the counterparty, is subject to bankruptcy or similar proceedings. Such regulations could further negatively impact a Fund’s use of swaps.
Swap agreements can take many different forms and are known by a variety of names including, but not limited to, interest rate swaps, mortgage swaps, total return swaps, inflation swaps, asset swaps (where parties exchange assets, typically a debt security), currency swaps, equity swaps, credit default swaps, commodity-linked swaps, and contracts for differences. Each Fund also may write (sell) and purchase options on swaps (swaptions).
For more information about these practices, see the “Derivatives” section.
Synthetic Instruments
Each Fund may invest in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or interest on the underlying bond ceases to be excludable from gross income for federal income tax purposes. The recent economic downturn and budgetary constraints have made municipal securities more susceptible to downgrade, default, and bankruptcy. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in a Fund’s holding an instrument for a longer period of time than originally anticipated. For example, because of the structure of a synthetic instrument, there is a risk that a Fund will not be able to exercise its tender option.
Taxable Municipal Bonds
Each Fund may invest in taxable municipal bonds (the interest on which is includable in gross income for federal income tax purposes). There are situations in which a governmental issuer will sell taxable municipal bonds because the federal government will not subsidize the financing of certain activities that do not provide a significant benefit to the general public. Taxable municipals offer yields more comparable to those of other taxable sectors, such as corporate bonds or bonds issued by U.S. governmental agencies, than to those of tax-exempt municipals. Usually, interest on a long-term bond is paid semiannually, while interest on short-term notes is paid at maturity.

Tax-Exempt Securities
Tax-exempt securities generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair, or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets, and water and sewer works. Tax-exempt securities may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities. The tax-exempt income earned on these investments nevertheless will be taxable to a Fund’s shareholders (other than shareholders of the Victory Growth and Tax Strategy Fund) when distributed to them. See “Tax Considerations.”
The two principal classifications of tax-exempt securities are “general obligations” and “revenue” or “special tax” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. A Fund also may invest in tax-exempt private activity bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such private activity bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. There are, of course, many variations in the terms of, and the security underlying, tax-exempt securities. Short-term obligations issued by states, cities, municipalities, or municipal agencies include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes, and short-term notes.
The yields of tax-exempt securities depend on, among other things, general money market conditions, conditions of the tax-exempt bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody’s and S&P represent their opinions of the quality of the securities rated by them (see Appendix A). It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, coupon, and rating may have different yields, while securities of the same maturity and coupon but with different ratings may have the same yield. It will be the responsibility of the Adviser  or the applicable Subadviser to appraise independently the fundamental quality of the tax-exempt securities included in a Fund’s portfolio.
The value of tax-exempt securities can be affected by changes in the actual or perceived credit quality of the issuer, which can be affected by, among other things, the financial condition of the issuer, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the proposed project, and political or economic developments in the region where the instrument is issued. Local and national market forces—such as declines in real estate prices or general business activity—shifting demographics or political gridlock may result in decreasing tax bases, growing entitlement budgets, and increasing construction and/or maintenance costs and could reduce the ability of certain municipal issuers to repay their obligations. Those obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. These and other factors may adversely affect the value of a Fund’s investments.
Temporary Defensive Policy
Each Fund (except the Victory Treasury Money Market Trust) may, on a temporary basis because of market, economic, political, or other conditions, invest up to 100% of its assets in investment-grade, short-term debt instruments. Such securities may consist of obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; bankers' acceptances of similar banks; commercial paper; and other corporate debt obligations.
Treasury Inflation-Indexed Securities
Each Fund (except the Victory Precious Metals and Minerals Fund, Victory Emerging Markets Fund, Victory World Equity Fund, and Victory International Fund) may invest in treasury inflation-indexed securities (also referred to as “treasury inflation-protected securities” or “TIPS”), which are U.S. Treasury securities that have been designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to take into account the rate of inflation. They trade at prevailing real, or after inflation, interest rates. The U.S. Treasury guarantees repayment of at least the face value of these securities in the event of sustained deflation or a drop in prices.
While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. If inflation is lower than expected while a Fund holds TIPS, the Fund may earn less on the TIPS than it would on conventional Treasury bonds.
U.S. Government Obligations
Each Fund may invest in various types of U.S. government obligations. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government and supported by the full faith and credit of the U.S. Treasury. U.S. government obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. Treasury Notes have maturities of two, three, five, seven, or 10 years, and pay interest semi-annually. Treasury Bonds are issued with a 20- or 30-year term and pay interest semi-annually. U.S. government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises (“GSEs”). Some obligations of such agencies or instrumentalities of the U.S. government are supported by the full faith and credit of the United States or U.S. Treasury guarantees. Others are supported by the right of the issuer or guarantor to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality or only by the credit of the agency or instrumentality issuing the obligation.
In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including GSEs) where it is not obligated to do so. In addition, U.S. government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.
Variable-Rate and Floating-Rate Securities
The Victory Cornerstone Conservative Fund, Victory Cornerstone Moderately Conservative Fund, Victory Cornerstone Moderate Fund, Victory Cornerstone Moderately Aggressive Fund, Victory Cornerstone Aggressive Fund, Victory Cornerstone Equity Fund, Victory Growth and Tax Strategy Fund, Victory Government Securities Fund, and Victory Global Equity Income Fund may invest in variable-rate and floating-rate securities, which bear interest at rates that are adjusted periodically to market rates. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by a Fund depending on the proportion of such securities held. Because the interest rates of variable-rate and floating-rate securities are periodically adjusted to reflect current market rates, the market value of the variable-rate and floating-rate securities is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates. The market value of variable-rate and floating-rate securities usually tends toward par (100% of face value) at interest rate adjustment time.
Similar to fixed-rate debt instruments, variable- and floating-rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. In addition, variable- and floating-rate securities are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so and these securities may be unsecured. If borrowers do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under bankruptcy laws, these laws may limit a Fund’s rights to its collateral. In the event of a bankruptcy, the holder of a variable- or floating-rate loan may not recover its principal, may experience a long delay in recovering its investment, and may not receive interest during the delay.
Variable-Rate Demand Notes (“VRDNs”)
Each Fund (except the Victory Precious Metals and Minerals Fund, Victory Emerging Markets Fund, Victory World Equity Fund, and Victory International Fund) may invest in VRDNs, which are securities that provide the right to sell the security at face value on either that day or within a rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed SEC regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by a Fund depending on the proportion of such securities held. VRDNs are tax-exempt securities.

Warrants and Rights
Warrants and rights may be acquired by a Fund in connection with other securities or separately. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities and provide a Fund with the right to purchase at a later date other securities of the issuer. Rights are similar to warrants but typically are issued by a company to existing holders of its stock and provide those holders the right to purchase additional shares of stock at a later date. Rights also normally have a shorter duration than warrants. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. Warrants and rights may be more speculative than certain other types of investments and entail risks that are not associated with a similar investment in a traditional equity instrument. While warrants and rights are generally considered equity securities, because the value of a warrant or right is derived, at least in part, from the value of the underlying securities, they may be considered hybrid instruments that have features of both equity securities and derivative instruments. However, there are characteristics of warrants and rights that differ from derivatives, including that the value of a warrant or right does not necessarily change with the value of the underlying securities. The purchase of warrants and rights involves the risk that a Fund could lose the purchase value of the warrants or rights if the right to subscribe to additional shares is not exercised prior to the warrants’ or rights’ expiration date because warrants and rights cease to have value if they are not exercised prior to their expiration date. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrants or rights added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the price of the underlying security. The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price.
When-Issued and Delayed-Delivery Securities
Each Fund may invest in debt securities offered on a when-issued or delayed-delivery basis or for delayed draws on loans; that is, delivery of and payment for the securities take place after the date of the commitment to purchase, normally within 35 days. Securities that require more than 35 days to settle are considered a senior security and subject to Rule 18f-4. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund receives a commitment fee for delayed draws on loans. A Fund may sell these securities before the settlement date.
Debt securities purchased on a when-issued or delayed-delivery basis are subject to changes in value in the same way as other debt securities held in the Fund's portfolios; that is, both generally experience appreciation when interest rates decline and depreciation when interest rates rise. The value of such securities also will be affected by the public’s perception of the creditworthiness of the issuer and anticipated changes in the level of interest rates. Purchasing securities on a when-issued or delayed-delivery basis involves a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself.
On the settlement date of the when-issued or delayed-delivery securities or for delayed draws on loans, a Fund will meet its obligations from then-available cash, sale of other securities, or from sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Fund’s payment obligations). The availability of liquid assets for this purpose to honor requests for redemption, and otherwise to manage its investment portfolio will limit the extent to which the Fund may purchase when-issued and delayed delivery securities. A Fund may realize a capital gain or loss in connection with such transactions.
For more information about these practices, see the “Derivatives” section.
Zero Coupon Bonds
Each Fund (except the Victory Precious Metals and Minerals Fund, Victory Emerging Markets Fund, Victory World Equity Fund, Victory International Fund, and Victory Treasury Money Market Trust) may invest in zero coupon bonds. A zero coupon bond is a security that is sold at a discount from its face value (original issue discount), makes no periodic interest payments, and is redeemed at face value when it matures. The lump sum payment at maturity increases the price volatility of the zero coupon bond in response to changes in interest rates when compared to a bond that distributes a semiannual coupon payment. In calculating its income, a Fund accrues the daily amortization of the original issue discount.
Investment Restrictions
The following investment restrictions have been adopted by the Trust for each Fund. These restrictions may not be changed without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of a Fund if more than 50% of the outstanding voting securities of a Fund are present or represented by proxy or (2) more than 50% of that Fund’s outstanding voting securities. The investment restrictions of one Fund may thus be changed without affecting those of any other Fund.

Each Fund:
(1) may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable relief.
(2) may not (except for the Victory Precious Metals and Minerals Fund) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.
(3) may not issue senior securities, except as permitted under the 1940 Act.
(4) may not underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.
(5) may make loans only as permitted under the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.
(6) may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling, and entering into financial futures contracts (including futures contracts on indices of securities, interest rates, and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates, and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts, or other derivative instruments that are not related to physical commodities.
(7) may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that each Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.
With respect to each Funds' concentration policy described above, the Fund applies that restriction to investments in a particular industry or group of industries. In addition, the Adviser and Subadvisers may determine an “industry” by using various recognized industry classification services including, but not limited to industry classifications established by S&P, Bloomberg L.P., and Frank Russell Company, with certain modifications. The Adviser and Subadvisers also may include additional industries as separate classifications, to the extent applicable. Because the Adviser has determined that certain categories within, or in addition to, those set forth by S&P have unique investment characteristics, additional industries may be included as industry classifications. The Adviser classifies municipal obligations by projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or higher education revenue bonds.
Additional Restriction
Each of the following funds has an investment policy that requires it to invest under normal circumstances at least 80% of its assets in the type of security suggested by its name: Victory Cornerstone Equity Fund has an investment policy that requires it to normally invest at least 80% of its assets in equity securities; Victory Emerging Markets Fund invests at least 80% of its assets in equity securities of emerging market companies; Victory Precious Metals and Minerals Fund invests at least 80% of its assets in equity securities of domestic and foreign companies principally engaged in the exploration, mining, or processing of gold and other precious metals and minerals, such as platinum, silver, and diamonds; Victory Government Securities Fund invests at least 80% of its assets in government securities; Victory World Equity Fund invests at least 80% of its assets in equity securities; and Victory Treasury Money Market Trust invests at least 80% of its assets in U.S. Treasury bills, notes and bonds, and repurchase agreements collateralized by these instruments. To the extent required by SEC rules, each such policy may be changed only upon at least 60 days’ written notice to the applicable Fund’s shareholders.
Portfolio Transactions and Brokerage Commissions
Subject to the general supervision of the Board, the Adviser is responsible for making decisions with respect to the purchase and sale of portfolio securities on behalf of the Funds. The Adviser is also responsible for the implementation of those decisions, including the selection of broker/dealers to effect portfolio transactions, the negotiation of commissions, and the allocation of principal business and portfolio brokerage.
Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally been fixed for trades on stock markets outside the United States. In recent years, however, an increasing number of overseas stock markets have adopted a system of negotiated rates. It is expected that equity securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if such market is deemed the primary market. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission (the underwriter’s concession) or discount.
Fixed income and convertible securities are bought and sold through broker-dealers acting on a principal basis. Generally, these trades are not charged a commission, but rather are marked up or marked down by the executing broker-dealer. The Adviser does not know the actual value of the markup/ markdown. However, the Adviser attempts to ascertain whether the overall price of a security is reasonable through the use of competitive bids.
Subject to the consideration of obtaining best execution, the Adviser may use brokerage commissions generated from client transactions to obtain services and/or research from broker-dealers to assist in the Adviser’s investment management decision-making process. These services and research are in addition to and do not replace the services and research that the Adviser is required to perform and do not reduce the investment advisory fees payable to the Adviser by the Funds. Such information may be useful to the Adviser in serving both the Funds and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to the Funds.
Brokerage commissions may never be used to compensate a third party for client referrals unless the client has directed such an arrangement. In addition, brokerage commissions may never be used to obtain research and/or services for the sole benefit of any employee or non-client entity.
It is the policy of the Adviser to obtain the “best execution” of its clients’ securities transactions. The Adviser strives to execute each client’s securities transactions in such a manner that the client’s total costs or proceeds in each transaction are the most favorable under the circumstances. Commission rates paid on securities transactions for client accounts must reflect comparative market rates.
The Adviser will consider the full range and quality of a broker’s services in placing brokerage including, but not limited to, the value of research provided, execution capability, commission rate, willingness and ability to commit capital, ownership and responsiveness. The lowest possible commission cost alone does not determine broker selection. The transaction that represents the best quality execution for a client account will be executed. Commission ranges and the actual commission paid for trades of listed stocks and over-the-counter stocks may vary depending on, but not limited to, the liquidity and volatility of the stock and services provided to the Adviser by the broker.
The Adviser will make a good faith determination that the commissions paid are reasonable in relationship to the value of the services received. The continuous review of stock commissions is the responsibility of the Head of Capital Markets and client trading, brokerage and soft-dollar oversight is performed by the Trade Oversight Committee. Quarterly, the Adviser’s research analysts and portfolio managers will participate in a broker vote. The Adviser’s Equity Trading Desk will utilize the vote results during the broker selection process. Some brokers executing trades for the Adviser’s clients may, from time to time, receive liquidity rebates in connection with the routing of trades to Electronic Communications Networks. Since the Adviser is not a broker, however, it is ineligible to receive such rebates and does not obtain direct benefits for its clients from this broker practice.
Investment decisions for each Fund are made independently from those made for the other Funds or any other investment company or account managed by the Adviser. Such other investment companies or accounts may also invest in the same securities and may follow similar investment strategies as the Funds. The Adviser may combine transaction orders (“bunching” or “blocking” trades) for more than one client account where such action appears to be equitable and potentially advantageous for each account (e.g., for the purpose of reducing brokerage commissions or obtaining a more favorable transaction price.)  The Adviser will aggregate transaction orders only if it believes that the aggregation is consistent with its duty to seek best execution for its clients and is consistent with the terms of investment advisory agreements with each client for whom trades are being aggregated. Both equity and fixed-income securities may be aggregated. When making such a combination of transaction orders for a new issue or secondary market trade in an equity security, the Adviser adheres to the following objectives:
• Fairness to clients both in the participation of execution of orders for their account, and in the allocation of orders for the accounts of more than one client.
• Allocation of all orders in a timely and efficient manner.
In some rare cases, “bunching” and “blocking” trades may affect the price paid or received by a Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only that particular Fund had participated in or been allocated such trades.
The aggregation of transactions for advisory accounts and proprietary accounts (including partnerships and other accounts in which the Adviser or its associated persons are partners or participants, and managed employee accounts) is permissible. No proprietary account may be favored over any other participating account and such practice must be consistent with the Adviser’s policies and procedures including its Code of Ethics.
Equity trade orders are executed based only on trade instructions received from portfolio managers by the trading desk. Portfolio managers may enter trades to meet the full target allocation immediately or may meet the allocation through moves in incremental blocks. Orders are processed on a “first-come, first-served” basis. At times, a rotation system may determine “first-come, first-served” treatment when the equity trading desk receives the same order for multiple accounts simultaneously. The Adviser will utilize a rotation whereby the Funds, even if aggregated with other orders, are in the first block(s) to trade within the rotation. To aggregate orders, the equity trading desk must determine that all accounts in the order will benefit. Any new trade that can be blocked with an existing open order may be added to the open order to form a larger block. The Adviser receives no additional compensation or remuneration of any kind as a result of the aggregation of trades. All accounts participating in a block execution receive the same execution price, an average share price, for securities purchased or sold on a trading day. Execution prices may not be carried overnight. Any portion of an order that remains unfilled at the end of a given day shall be rewritten (absent contrary instructions) on the following day as a new order. Accounts with trades executed the next day will receive a new daily average price to be determined at the end of the following day.
If the order is filled in its entirety, securities purchased in the aggregate transaction will be allocated among accounts participating in the trade in accordance with an Allocation Statement prepared at the time of order entry. If the order is partially filled, the securities will be allocated pro rata based on the Allocation Statement. Portfolio managers may allocate executed trades in a different manner than indicated on the Allocation Statement (e.g., non-pro rata) only if all client accounts receive fair and equitable treatment.
In some instances, such as trading in fixed income securities, it may not be practical to complete the Allocation Statement prior to the placement of the order. In that case, the trading desk will complete the Allocation Statement as soon as practicable, but no later than the end of the same business day on which the securities have been allocated to the trading desk by the broker.
Where the full amount of a block execution is not executed, the partial amount actually executed will be allocated on a pro rata basis whenever possible. The following execution methods maybe used in place of a pro rata procedure:  relative size allocations, security position weighting, priority for specialized accounts, or a special allocation based on compliance approval.
In making investment decisions for the Funds, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Fund is a customer of the Adviser, its parents, subsidiaries or affiliates, and, in dealing with their commercial customers, the Adviser, its parents, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by the Funds. Portfolio securities will not be purchased from or sold to the Adviser, or the Distributor, or any affiliated person of any of them acting as principal, except to the extent permitted by rule or order of the SEC.
Brokerage Commissions
The following table shows the dollar amount of brokerage commissions paid by each applicable Fund for the fiscal years ended February 28, 2026 and 2025, and February 29, 2024, all of which were paid to entities that are not affiliated with the Funds, the Adviser, or the Distributor.

Fund	2026	2025	2024
Victory Cornerstone Aggressive Fund		$231,794	$174,276
Victory Cornerstone Conservative Fund		$7,990	$7,943
Victory Cornerstone Equity Fund		$18,874	$29,667
Victory Cornerstone Moderate Fund		$518,875	$406,227
Victory Cornerstone Moderately Aggressive Fund		$1,457,160	$1,044,210
Victory Cornerstone Moderately Conservative Fund		$76,464	$72,998
Victory Emerging Markets Fund		$943,741	$1,064,930
Victory Growth and Tax Strategy Fund		$26,301	$66,557
Victory International Fund		$2,002,640	$1,592,562
Victory Precious Metals and Minerals Fund		$68,899	$142,618
Victory World Equity Fund		$663,153	$638,884
The following table shows the dollar amount of brokerage commissions paid by each applicable Fund for the fiscal years ended February 28, 2026 and 2025, and February 29, 2024, all of which were paid to entities that are not affiliated with the Funds, the Adviser, or the Distributor.
Fund	2026	2025	2024
Victory Global Equity Income Fund		$60,631	$28,771

Fund	2026	2025	2024
Victory Target Managed Allocation Fund		$976,567	$787,774
Affiliated Brokerage. The Board has authorized the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. The Board has adopted procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which require that the commission paid to affiliated broker-dealers must be “reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other broker-dealers in connection with comparable transactions involving similar securities during a comparable period of time.”
The Trust will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser or its affiliates. From time to time, when determined by the Adviser to be advantageous to the Funds, the Adviser may execute portfolio transactions through affiliated broker-dealers. All such transactions must be consistent with best execution and completed in accordance with procedures approved by the Board. For the fiscal years ended February 28, 2026 and 2025, and February 29, 2024, the Funds paid no commissions to affiliated broker-dealers.
Allocation of Brokerage in Connection with Research Services. The Adviser or the applicable Subadviser directed a portion of the Fund's brokerage transactions to certain broker-dealers that provided the Adviser or the applicable Subadviser with research, analysis, advice, and similar services. For the fiscal year ended February 28, 2026, such brokerage transactions and related commissions and/or fixed price public offering underwriting concessions amounted to the following:

Fund	Brokerage Commissions Paid	Total Dollar Amount of Such Transactions
Victory Cornerstone Conservative Fund
Victory Cornerstone Equity Fund
Victory Cornerstone Moderately Conservative Fund
Victory Cornerstone Moderately Aggressive Fund
Victory Cornerstone Aggressive Fund
Victory Cornerstone Moderate Fund
Victory Precious Metals and Minerals Fund
Victory Global Equity Income Fund
Victory International Fund
Victory Emerging Markets Fund
Victory World Equity Fund
Victory Target Managed Allocation
Securities of Regular Brokers or Dealers. The SEC requires the Trust to provide certain information for those Funds that held securities of their regular brokers or dealers (or their parent companies) during the most recent fiscal year. The following table identifies, for each applicable Fund, those brokers or dealers, the type of security held, and the value of the Fund’s aggregate holdings of the securities of each such issuer as of the most recent fiscal year ended February 28, 2026:

Fund	Broker-Dealer	Type of Security (Debt or Equity)	Aggregate Value ($000s)
Victory Cornerstone Aggressive Fund	JPMorgan Chase & Co.	Equity
Victory Cornerstone Aggressive Fund	The Goldman Sachs Group, Inc.	Equity
Victory Cornerstone Moderate Fund	JPMorgan Chase & Co.	Equity
Victory Cornerstone Moderate Fund	The Goldman Sachs Group, Inc.	Equity
Victory Cornerstone Moderately Aggressive Fund	JPMorgan Chase & Co.	Equity
Victory Cornerstone Moderately Aggressive Fund	The Goldman Sachs Group, Inc.	Equity
Victory Cornerstone Moderately Conservative Fund	JPMorgan Chase & Co.	Equity
Victory Global Equity Income Fund	JPMorgan Chase & Co.	Equity
Victory Global Equity Income Fund	The Goldman Sachs Group, Inc.	Equity
Victory Growth and Tax Strategy Fund	Bank of America Corp.	Equity

Fund	Broker-Dealer	Type of Security (Debt or Equity)	Aggregate Value ($000s)
Victory Growth and Tax Strategy Fund	Citigroup, Inc.	Equity
Victory Growth and Tax Strategy Fund	JPMorgan Chase & Co.	Equity
Victory Growth and Tax Strategy Fund	Morgan Stanley	Equity
Victory Growth and Tax Strategy Fund	State Street Corp.	Equity
Victory Growth and Tax Strategy Fund	The Goldman Sachs Group, Inc.	Equity
Victory Growth and Tax Strategy Fund	Wells Fargo & Co.	Equity
Victory International Fund	Mizuho Financial Group, Inc.	Equity
Victory International Fund	UBS Group AG	Equity
Victory World Equity Fund	Bank of America Corp.	Equity
Victory World Equity Fund	Citigroup, Inc.	Equity
Victory World Equity Fund	JPMorgan Chase & Co.	Equity
Victory World Equity Fund	Mizuho Financial Group, Inc.	Equity
Victory World Equity Fund	The Goldman Sachs Group, Inc.	Equity
Victory Target Managed Allocation Fund	Bank of America Corp.	Equity
Victory Target Managed Allocation Fund	JPMorgan Chase & Co.	Equity
Victory Target Managed Allocation Fund	Morgan Stanley	Equity
Victory Target Managed Allocation Fund	The Goldman Sachs Group, Inc.	Equity
Victory Target Managed Allocation Fund	UBS Group AG	Equity
Victory Target Managed Allocation Fund	Wells Fargo & Co.	Equity
Portfolio Turnover
The rate of portfolio turnover of a Fund will not be a limiting factor when the Manager or the applicable Subadviser deems changes in a Fund’s (other than the Victory Treasury Money Market Trust’s) portfolio appropriate in view of its investment objective(s). Ordinarily, a Fund will not purchase or sell securities solely to achieve short-term trading profits, although a Fund may sell portfolio securities without regard to the length of time held if consistent with the Fund’s investment objective(s). Portfolio turnover is calculated on the basis of a Fund as a whole without distinguishing between the classes of shares issued.
The turnover rate for a Fund will vary from year-to-year, and, depending on market conditions, could be greater in periods of unusual market movement and volatility. Transaction costs associated with turnover are borne directly by the Fund and, ultimately, by its shareholders. A high rate of portfolio turnover (generally, over 100% annually) generally will involve correspondingly greater transaction costs. High portfolio turnover may result in the realization of substantial net capital gains. To the extent short-term capital gains are realized, distributions attributable to such gains will be ordinary income for federal income tax purposes.
The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Short-term investments such as, but not limited to, commercial paper and short-term U.S. government securities are not considered when computing the turnover rate.
For the last two fiscal years ended February 28, portfolio turnover rates were as follows:

Fund	2026	2025
Victory Cornerstone Aggressive Fund		72%
Victory Cornerstone Conservative Fund		7%
Victory Cornerstone Equity Fund		11%
Victory Cornerstone Moderate Fund		58%
Victory Cornerstone Moderately Aggressive Fund		67%
Victory Cornerstone Moderately Conservative Fund		48%
Victory Emerging Markets Fund		74%
Victory Global Equity Income Fund		83%
Victory Government Securities Fund		20%
Victory Growth and Tax Strategy Fund		17%

Fund	2026	2025
Victory International Fund		42%
Victory Precious Metals and Minerals Fund		1%
Victory World Equity Fund		32%
Victory Target Managed Allocation Fund		182%
Fund History and Description of Shares
The Funds are series of the Trust and are diversified, except the Victory Precious Metals and Minerals Fund, which is classified as non-diversified. Each Fund, except for the Victory Global Equity Income Fund and the Victory Target Managed Allocation Fund, formerly were series of USAA Investment Trust, a Massachusetts Business Trust, which began offering shares of the Victory Cornerstone Moderately Aggressive Fund (formerly, USAA Cornerstone Strategy Fund) and Victory Precious Metals and Minerals Fund (formerly, USAA Gold Fund); on August 15, 1984, the Victory Cornerstone Moderate Fund (formerly, USAA Balanced Strategy Fund) on September 1, 1995; the Victory International Fund on July 11, 1988; the Victory Growth and Tax Strategy Fund (formerly, USAA Balanced Portfolio Fund) on January 11, 1989; the Victory Government Securities Fund (formerly, USAA GNMA Trust) and Victory Treasury Money Market Trust on February 1, 1991; the Victory World Equity Fund (formerly, Victory Sustainable World Fund and USAA World Growth Fund) on October 1, 1992; and the Victory Emerging Markets Fund on November 7, 1994. All were reorganized into the Trust in August 2006. The Victory Cornerstone Conservative Fund, Victory Cornerstone Moderately Conservative Fund, Victory Cornerstone Aggressive Fund, and Victory Cornerstone Equity Fund each began offering shares on June 8, 2012. The Victory Global Equity Income Fund and Victory Target Managed Allocation Fund each began public offering of its shares on August 7, 2015. The Trust is permitted to offer additional funds or classes of shares. Each class of shares of a Fund is a separate share class of that Fund and is not a separate mutual fund.
Each Fund’s assets and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated solely to such Fund. They constitute the underlying assets of such Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. The assets of each Fund are charged with the liabilities and expenses attributable to such Fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds' relative net assets during the fiscal year or in such other manner as the Trustees determine to be fair and equitable.
Shares of each class of a Fund represent an equal proportionate interest in that Fund with every other share of that class and are entitled to dividends and other distributions out of the net income and realized net capital gains belonging to that Fund when declared by the Board. They generally will have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each has a different designation; (b) each class of shares bears its “Class Expenses”; (c) each has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement; (d) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) each class may have separate exchange privileges; and (f) each class may have different conversion features. Expenses currently designated as “Class Expenses” by the Board under the Multiple Class Plan pursuant to Rule 18f-3 under the 1940 Act include: legal, printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses, and proxies to current shareholders of a specific class; blue sky fees incurred by a specific class of shares; transfer agency expenses relating to a specific class of shares; expenses of administrative personnel and services required to support the shareholders of a specific class of shares; litigation expenses or other legal expenses relating to a specific class of shares; shareholder servicing expenses identified as being attributable to a specific class; and such other expenses actually incurred in a different amount by a class or related to a class’s receipt of services of a different kind or to a different degree than another class. In addition, each class of a Fund may pay a different advisory fee to the extent that any difference in amount paid is the result of the application of the same performance fee provisions in the advisory contract with respect to the Fund to the different investment performance of each class of the Fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets belonging to such Fund available for distribution. However, due to the differing expenses of the classes, dividends, and liquidation proceeds on the different classes of shares will differ.
Under the Trust’s Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there ordinarily will be no shareholder meeting unless otherwise required by the 1940 Act. Under certain circumstances, however, shareholders may apply to the Trustees for shareholder information in order to obtain signatures to request a shareholder meeting. The Trust may fill vacancies on the Board or appoint new Trustees if the result is that at least two-thirds of the Trustees have been elected by shareholders. Moreover, pursuant to the Master Trust Agreement, any Trustee may be removed by the vote of two-thirds of the outstanding Trust shares, and holders of 10% or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. The Trust will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of any share class of the Fund is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative NAVs of the Fund’s share classes. However, on matters affecting an individual

Fund, a separate vote of the shareholders of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter that does not affect that Fund but which requires a separate vote of another Fund.
Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust’s Board, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.
Shareholders of a particular Fund might have the power to elect all of the Trustees if that Fund has a majority of the assets of the Trust. When issued, each Fund’s shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. The Fund's conversion rights are as follows:
Converting from Institutional Shares to Fund Shares: If you no longer meet the eligibility requirements to invest in Institutional Shares of a Fund (e.g., you terminate participation in a discretionary managed account program), we may convert your Institutional Shares of the Fund to Fund Shares. The Fund will notify you before any such conversion to Fund Shares occurs.
Converting from Class A Shares to Fund Shares or Institutional Shares: If you hold Class A shares of a Fund through an account maintained with another financial institution and subsequently transfer your shares into (i) an account established directly with the Fund, (ii) your investment account, or (iii) an eligible advisory program with a financial intermediary, we may convert your Class A shares of the Fund to Fund Shares or Institutional Shares, as applicable.
Other Conversions: The Fund also may provide for other conversion privileges from time to time under which a shareholder of the Fund may convert shares into another class of shares of the same Fund under certain circumstances, subject to approval by the Fund’s officers.
Pricing: When a conversion occurs, you receive shares of one class of a Fund for shares of another class of the same Fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in a Fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs per share of the two share classes. A conversion between share classes of the same Fund is a non-taxable event.
Conversions are not subject to the Fund's restrictions on short-term trading activity discussed under Funds' Right to Reject Purchase and Exchange Orders and Limit Trading in Accounts in this SAI.
Tax Considerations
Taxation of the Funds
Each Fund, which is treated as a separate corporation for federal tax purposes, intends to continue to qualify each taxable year for treatment as a “regulated investment company” (“RIC”) under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (the “Code”). If a Fund so qualifies it will not be liable for federal income tax on its net investment income and net capital gains (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.
To continue to qualify for treatment as a RIC, a Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, and or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in stock, securities, or such currencies, and (b) net income from an interest in a “qualified publicly traded partnership” (or “QPTP”) (i.e., a publicly traded partnership that is treated as a partnership for federal tax purposes, satisfies certain requirements with respect to the sources of its income, and derives less than 90% of its gross income from the items described in clause (a)) (“income requirement”); (2) distribute at least the sum of 90% of its investment company taxable income (generally consisting of net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions) and 90% of its net exempt interest income for the taxable year (“distribution requirement”); and (3) satisfy certain diversification requirements at the close of each quarter of the Fund’s taxable year (“diversification requirement”).
If a Fund failed to qualify for RIC treatment for any taxable year either (1) by failing to satisfy the distribution requirement, even if it satisfied the income requirements and diversification requirements (collectively, “Other Qualification Requirements”), or (2) by failing to satisfy any of the Other Qualification Requirements and was unable to, or determined not to, avail itself of Code provisions that enable a RIC to cure a failure to satisfy any of the Other Qualification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a tax calculated in accordance with those provisions and meets certain other requirements, then for federal income tax purposes it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders. In addition, for those purposes all those distributions, including distributions of net capital gain, would be taxable to its shareholders as dividends (i.e., ordinary income) to the extent of the Fund’s earnings and profits. For individual and certain other non-corporate shareholders (each, an “individual shareholder”), those dividends would be eligible to be taxed as “qualified dividend income” (as described in each Fund’s prospectus) (“QDI”), which is subject to federal income tax at the lower rates for net capital gain. In the case of corporate shareholders that meet certain holding period and other requirements regarding their shares of the Fund, all or part of those dividends would be eligible for the dividends-received deduction. Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.
The Code imposes a 4% excise tax (“Excise Tax”) on a RIC that fails to distribute during a calendar year an amount at least equal to the sum of (1) 98% of its ordinary (taxable) income for the year, (2) 98.2% of its capital gain net income for the 12-month period ending on October 31 of that year, plus (3) any prior undistributed taxable income and gains. Each Fund intends to continue to make distributions necessary to avoid imposition of the Excise Tax. However, a Fund may in certain circumstances be required to liquidate portfolio investments to make those distributions, potentially resulting in additional taxable gain or loss.
The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts, and forward currency contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as “qualifying income” under the income requirements. Swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, commodity options, futures contracts, and options on futures contracts, may not be “qualifying income.”
Some futures contracts, foreign currency contracts, and “non-equity” options (i.e., certain listed options, such as those on a “broad-based” securities index), but not including any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code), interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement, in which a Fund invests may be subject to section 1256 of the Code (collectively, “section 1256 contracts”). Any section 1256 contracts a Fund holds at the end of its taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the distribution requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it.
Section 988 of the Code also may apply to forward currency contracts and options and futures contracts on foreign currencies. Under that section, each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain, or loss.
Section 1092 of the Code (dealing with straddles) also may affect the taxation of certain options, futures contracts, and forward currency contracts in which a Fund may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures contracts, and forward currency contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made.
Each Fund will monitor its transactions, make appropriate tax elections, and make appropriate entries in its books and records when it acquires any option, futures contract, forward currency contract, foreign currency, or hedged investment to mitigate the effect of the foregoing rules, prevent its disqualification as a RIC, and minimize the imposition of federal income tax and the Excise Tax.
Certain Funds may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC and of any gain on its disposition of that stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions of such income will not be eligible for the reduced maximum federal income tax rates on individual shareholders’ QDI.
If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain which the Fund would need to distribute to satisfy the distribution requirement and avoid imposition of the Excise Tax even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because some of the information required to make this election may not be easily obtainable.
Each Fund may elect to “mark to market” its stock in PFICs it owns at the end of its taxable year, in which event it would be required to distribute to its shareholders any resulting gains in accordance with the distribution requirement. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over a Fund’s adjusted basis therein (including mark-to-market gain for each prior taxable year for which an election was in effect) as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.
Investors should note that a Fund’s determination whether a foreign corporation is a PFIC is a determination that is based on facts and circumstances and thus is subject to change, and the principles and methodology used in determining whether a foreign corporation is a PFIC are subject to interpretation. It is possible that a Fund could invest in a foreign corporation that becomes, or is determined to be, a PFIC after the Fund invests. It is anticipated that any federal income tax imposed on a Fund with respect to investments in PFICs would be insignificant.
For federal income tax purposes, debt securities purchased by a Fund, including zero coupon bonds, may be treated as having original issue discount (“OID”) (generally, the excess of the stated redemption price at maturity of a debt obligation over its issue price). OID is treated for those purposes as income earned by a Fund as it accrues, whether or not any payment is actually received, and therefore is subject to the distribution requirement. Generally, the accrual of OID is determined on the basis of a constant yield to maturity, which takes into account the compounding of accrued interest. Because each Fund annually must distribute substantially all of its investment company taxable income (determined without regard to any deduction for dividends paid), including any accrued OID, to satisfy the distribution requirement and to avoid imposition of the Excise Tax, a Fund may be required in a particular taxable year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund’s cash assets or from the proceeds of sales of its portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.
If a Fund purchases a debt security on a secondary market at a price lower than its stated redemption price, the difference is “market discount.” Generally, any gain realized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on the debt security. Market discount generally accrues in equal daily installments.
A Fund also may purchase debt securities at a premium (i.e., at a purchase price in excess of face amount). The premium may be amortized if a Fund so elects. The amortized premium is first offset against interest received on the securities and then allowed as a deduction and generally must be amortized under an economic accrual method. The amortized bond premium on a security will reduce a Fund’s adjusted tax basis in the security.
Income from direct investments in commodities and certain types of derivative contracts regarding commodities, such as certain swaps on commodity indices, is not “qualifying income” for purposes of the income requirement. Although the IRS had issued a large number of private letter rulings (“PLRs”) (which the Funds may not cite as precedent) beginning in 2006 stating that income a RIC derives from certain “structured notes that create a commodity exposure” (i.e., commodity-linked notes) constitutes qualifying income, the IRS (1) suspended the issuance of those rulings in July 2011 and (2) in September 2016 issued guidance providing that it will not “ordinarily” issue PLRs on any issue relating to the treatment of a corporation as a RIC that requires a determination of whether a financial instrument or position is a “security.” Further, the IRS revoked the earlier PLRs regarding commodity-linked notes, and it is highly unlikely that future PLRs addressing the status of those notes will be issued. Accordingly, if a Fund invests in those notes to an extent that might threaten its ability to satisfy the income requirement, the Fund may be unable to qualify as a RIC for one or more taxable years.
The Cornerstone Conservative Fund and the Cornerstone Equity Fund (each, a Fund-of-Funds) each invests its assets primarily in shares of underlying affiliated funds. Accordingly, a Fund-of-Fund’s income will consist of distributions from the underlying affiliated funds and net gains, if any, realized from the disposition of shares of those funds. If an underlying affiliated fund qualifies for treatment as a RIC − each has done so for its past taxable years and intends to continue to do so for its current and future taxable years − (1)

dividends paid to a Fund-of-Funds from the underlying affiliated fund’s investment company taxable income (which may include net gains from certain foreign currency transactions) will be taxable to the Fund-of-Funds as ordinary income to the extent of the underlying affiliated fund’s earnings and profits and (2) distributions paid to a Fund-of-Funds from the underlying affiliated fund’s net capital gain will be taxable to the Fund-of-Funds as long-term capital gains, regardless of how long the Fund-of-Funds has held the underlying affiliated fund’s shares. (As noted in the Fund-of-Funds’ prospectus, a Fund-of-Funds will be able to avoid having to pay entity-level income tax on those distributions by distributing the amount thereof to its shareholders.) If a Fund-of-Funds purchases shares of an underlying affiliated fund within 30 days before or after redeeming other shares of that fund at a loss (whether pursuant to a rebalancing of the Fund-of-Fund’s portfolio or otherwise), all or a part of the loss will not be deductible by the Fund-of-Funds and instead will increase its basis in the newly purchased shares.
References herein to a Fund’s investments and the federal income tax consequences thereof to the Fund should be read to include reference to investments of and those consequences to the underlying affiliated funds.
Taxation of the Shareholders
For United States federal income tax purposes, distributions paid out of a Fund's current or accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable as ordinary dividend income. Certain income distributions paid by a Fund (whether paid in cash or reinvested in additional Fund shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains (20%, or 15% or 0% for individuals at certain income levels). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, “qualified dividend income” means dividends received by a Fund from United States corporations and “qualified foreign corporations,” provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. There can be no assurance as to what portion of a Fund's dividend distributions will qualify for favorable treatment.
If a Fund engages in securities lending, the borrower generally will be obligated to pay the Fund an amount equal to ("in lieu of") any dividend paid on the loaned securities during the loan term. Even if the dividend otherwise would be QDI, distributions to the Fund's shareholders of such "in lieu of" payments will not be treated as such and instead will be taxed at the shareholders' marginal federal income tax rates.
Distributions of net capital gain, if any, designated as capital gains dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. A distribution of an amount in excess of a Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.
A Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.
At the time of your purchase of shares, the Fund's NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of Fund securities held by the Fund. A subsequent distribution of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.
At the time of your purchase of shares, the Fund's NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of Fund securities held by the Fund. A subsequent distribution of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.
Shareholders of all Funds. Distributions generally are included in a shareholder’s gross income for the taxable year in which they are received. However, dividends and other distributions declared in October, November, or December and made payable to shareholders of record in such a month are deemed to have been received on December 31, if they are paid during the following January.

Any gain or loss a shareholder realizes on the redemption or exchange of shares of a Fund, or on receipt of a distribution in complete liquidation of a Fund, generally will be a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Any such gain an individual shareholder recognizes on a redemption or exchange of Fund shares that he or she has held for more than one year will qualify for the 15% or 20% maximum federal income tax rates mentioned in each Fund’s prospectus. Any loss realized on a redemption or exchange of shares will be disallowed to the extent the shares are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares; in such a case, the basis in the acquired shares will be adjusted to reflect the disallowed loss. Any loss a shareholder realizes on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain the shareholder received with respect to such shares, except as noted below with respect to the Victory Growth and Tax Strategy Fund.
If a Fund’s distributions in a taxable year exceed its current and accumulated earnings and profits, the excess distributed to each shareholder will be treated as a “return of capital” to the extent of the shareholder’s basis in its shares and thereafter as capital gain. A return of capital distribution is not taxable, but it reduces a shareholder's basis in its shares and thus results in a higher capital gain or lower capital loss when the shares are redeemed. Distributions in excess of a Fund's distribution requirement, but not in excess of its earnings and profits, will be taxable to its shareholders and will not constitute non-taxable returns of capital.
For federal income tax purposes, net capital losses incurred by the Fund in a particular taxable year can be carried forward to offset net capital gains in any subsequent year until such loss carryforwards have been fully used, and such capital losses carried forward will retain their character as either short-term or long-term capital losses. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and would not be distributed as such to shareholders.
The following table summarizes the capital loss carryforwards not subject to expiration for the applicable Funds as of February 28, 2026.

Fund	Short-Term Amount	Long-Term Amount
Victory Cornerstone Moderately Conservative Fund	$[ ]	$[ ]
Victory Emerging Markets Fund	$[ ]	$[ ]
Victory Government Securities Fund	$[ ]	$[ ]
Victory Growth and Tax Strategy Fund	$[ ]	$[ ]
Victory Precious Metals and Minerals Fund	$[ ]	$[ ]
Victory Target Managed Allocation Fund	$[ ]	$[ ]
Shareholders of the Victory Growth and Tax Strategy Fund (in this sub-section, “the Fund”). At least 50% of the value of the Fund’s total assets must consist of obligations the interest on which is excludable from gross income pursuant to section 103(a) of the Code in order for it to be entitled to pay “exempt-interest dividends” to its shareholders. Exempt-interest dividends paid by the Fund are excludable from a shareholder’s gross income for federal income tax purposes, although the amount of those dividends must be reported on the recipient’s federal income tax return. The Fund intends to continue to satisfy that requirement.
If a shareholder of the Fund redeems or exchanges shares held for six months or less at a loss and received an exempt-interest dividend with respect to the shares, the loss will be disallowed to the extent of such exempt-interest dividend. Shareholders who are recipients of Social Security or railroad retirements benefits should be aware that exempt-interest dividends received from the Fund are includible in their “modified adjusted gross income” for purposes of determining the amount of those benefits, if any, that are required to be included in their gross income.
To the extent the Fund generates taxable income, the portion of any dividend it pays that is attributable to that income will be taxable to its shareholders as ordinary income to the extent of its earnings and profits (and may qualify for the 15% and 20% maximum federal income tax rates on QDI applicable to individual shareholders), and only the remaining portion will qualify as an exempt-interest dividend. Moreover, if the Fund realizes net capital gain as a result of market transactions, any distributions of the gain will be taxable to its individual shareholders.
All distributions of investment income during a year will have the same percentage designated as tax-exempt. This method is called the “average annual method.” Since the Fund invests primarily in tax-exempt securities, the percentage will be substantially the same as the amount actually earned during any particular distribution period.
The Fund may invest in private activity bonds (“PABs”). Except as noted in the following sentence interest on certain PABs is a tax preference item for purposes of the federal alternative minimum tax (“AMT”) − which is a supplemental tax designed to ensure that all taxpayers pay at least a minimum amount of tax on their income, even if they make substantial use of certain tax deductions and exclusions (referred to as tax preference items) − although that interest continues to be excludable from federal gross income. Pursuant to the American Recovery and Reinvestment Act of 2009, bonds issued during 2009 and 2010, including refunding bonds issued during that period to refund bonds issued after 2003 and before 2009, will not be PABs and the interest thereon thus will not be a tax preference item. Prospective investors should consult their own tax advisers with respect to the possible application of the AMT to their tax situation.
Interest on indebtedness incurred or continued by a shareholder to purchase or carry Fund shares is not deductible for federal income tax purposes. Entities or persons who are “substantial users” (or persons related to “substantial users”) of facilities financed by PABs should consult their tax advisers before purchasing Fund shares because, for users of certain of these facilities, the interest on PABs is not exempt from federal income tax. For these purposes, “substantial user” is defined to include a “non-exempt person” who regularly uses in a trade or business a part of a facility financed from the proceeds of PABs.
Opinions relating to the validity of the tax-exempt securities purchased for the Fund and the exemption of interest thereon from federal income tax are rendered by recognized bond counsel to the issuers. Neither the Manager’s nor the Fund’s counsel makes any review of the basis for such opinions.
The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. Shareholders of the Fund may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they are a resident, but generally are subject to tax on income derived from obligations of other jurisdictions. Shareholders should consult their tax advisers about the status of distributions from the Fund in their own states and localities.
Shareholders will receive information about the source and tax status of all distributions promptly after the close of each calendar year.
In addition to the requirement to report the gross proceeds from redemptions of Fund shares, each Fund (or its administrative agent) must report to the IRS the basis information for Fund shares purchased after December 31, 2011 ("Covered Shares") that are redeemed or exchanged and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. In addition, each Fund will indicate whether the lot has been adjusted for a wash sale. The requirement to report only the gross proceeds from a redemption or exchange of Fund shares will continue to apply to all non-Covered Shares.
Under the Foreign Account Tax Compliance Act (“FATCA”), foreign financial institutions (“FFIs”) and non-financial foreign entities (“NFFEs”) that are shareholders of a Fund may be subject to a generally nonrefundable 30% withholding tax on income dividends the Fund pays. As discussed more fully below, the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI, and (b) by an NFFE that certifies its status as such and, in certain circumstances, information regarding substantial U.S. owners.
An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under the Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements. The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of the IGA instead of U.S. Treasury regulations.
An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.
An NFFE that is the beneficial owner of a payment from a Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the IRS.
Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described in the Funds’ prospectuses. Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in a Fund.
*  *  *  *  *

The foregoing discussion of certain federal tax considerations affecting each Fund and its shareholders is only a summary and is not intended as a substitute for careful tax planning. Purchasers of Fund shares should consult their own tax advisers as to the tax consequences of investing in shares, including under federal, state, local, and other tax laws. Finally, the foregoing discussion is based on current applicable provisions of the Code and the regulations promulgated thereunder, judicial authority, and administrative interpretations published by the date hereof; changes in any applicable authority could materially affect the conclusions discussed above, possibly retroactively, and such changes often occur.
Management of the Trust
The Board consists of seven Trustees who supervise the business affairs of the Trust. The Board is responsible for the general oversight of the Funds' business and for assuring that the Funds are managed in the best interests of each Fund's respective shareholders. The Board periodically reviews the Funds' investment performance as well as the quality of other services provided to the Funds and their shareholders by each of the Funds' service providers, including Victory Capital and its affiliates.
Board Leadership Structure
The Board is comprised of a super-majority (80% or more) of Trustees who are not “interested persons” (as defined under the 1940 Act) of the Funds (the “Independent Trustees”) and one Trustee who is an “interested person” of the Funds (the “Interested Trustee”). Prior to July 2, 2021, Mr. Dan McNamara was deemed an “interested person” due to his previous position as Director of AMCO, the former investment adviser of the Funds. Effective July 2, 2021, Mr. McNamara became an Independent Trustee to the Funds. Mr. David Brown is deemed an “interested person” due to his position as Chief Executive Officer of Victory Capital, investment adviser to the Funds. Mr. Jefferson Boyce is the Chairman of the Board and presides at meetings of the Trustees and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chairman participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also acts as a liaison with the Funds' management, officers, and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified in this SAI or pursuant to the Trust’s Master Trust Agreement or By-laws, or as assigned by the Board, the designation of a Trustee as Chairman does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally. The Chairman may call meetings of the Board and any Board committee whenever he deems it necessary and presides at meetings of the Trustees. The Chairman participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. In addition, the Chairman will coordinate activities performed by the Independent Trustees as a group and will serve as the main liaison between the Independent Trustees and the Funds' management and officers between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. The Board has designated a number of standing committees as further described below, each of which has a chairman. The Board also may designate working groups or ad hoc committees as it deems appropriate.
The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by an Independent Trustee as Chairman to be integral to promoting effective independent oversight of the Funds' operations and meaningful representation of the shareholders’ interests, given the number of funds offered by the Trust and the amount of assets that these funds represent. The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Funds' shareholders. Nevertheless, the Board also believes that having an interested person serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, important elements in its decision-making process. In addition, the Board believes that the Interested Trustee provides the Board with the Adviser’s perspective in managing and sponsoring the Funds. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.
Board Oversight of Risk Management
As a series of a registered investment company, the Funds are subject to a variety of risks, including investment risks (such as, among others, market risk, credit risk, and interest rate risk), financial risks (such as, among others, settlement risk, liquidity risk, and valuation risk), compliance risks, and operational risks. The Trustees play an active role, as a full board and at the committee level, in overseeing risk management for the Funds. The Trustees delegate the day-to-day risk management of the Funds to various groups, including but not limited to, portfolio management, risk management, compliance, legal, fund accounting, and various committees discussed herein. These groups provide the Trustees with regular reports regarding investment, valuation, liquidity, and compliance, as well as the risks associated with each. The Trustees also oversee risk management for the Funds through regular interactions with the Funds' external auditors and periodic presentations from the Adviser.

The Board also participates in the Funds' risk oversight, in part, through the Funds' compliance program, which covers the following broad areas of compliance: portfolio management, trading practices, code of ethics, and protection of non-public information, accuracy of disclosures, safeguarding of fund assets, recordkeeping, marketing, fees, privacy, anti-money laundering, business continuity, valuation and pricing of funds shares, processing of fund shares, affiliated transactions, fund governance, and market timing. The Board also receives periodic updates regarding cybersecurity matters. The program seeks to identify and assess risk through various methods, including through regular interdisciplinary communications between compliance professionals, operational risk management, and business personnel who participate on a daily basis in risk management on behalf of the Funds. The Funds' chief compliance officer provides an annual compliance report and other compliance related briefings to the Board in writing and in person.
Victory Capital seeks to identify for the Board the risks that it believes may affect the Funds and develop processes and controls regarding such risks. However, risk management is a complex and dynamic undertaking and it is not always possible to comprehensively identify and/or mitigate all such risks at all times since risks are at times impacted by external events. In discharging its oversight responsibilities, the Board considers risk management issues throughout the year with the assistance of its various committees as described below. Each committee presents reports to the Board after its meeting, which may prompt further discussion of issues concerning the oversight of the Funds' risk management. The Board as a whole also reviews written reports or presentations on a variety of risk issues as needed and may discuss particular risks that are not addressed in the committee process.
Among other committees, the Board has established an Audit and Compliance Committee, which is composed solely of Independent Trustees and oversees management of financial risks and controls. The Audit and Compliance Committee serves as the channel of communication between the independent auditors of the Funds and the Board with respect to financial statements and financial reporting processes, systems of internal control, and the audit process. Although the Audit and Compliance Committee is responsible for overseeing the management of financial risks, the Board is regularly informed of these risks through committee reports.
Trustees and Officers
Set forth below are the Independent Trustees and the Interested Trustee, and each of their respective offices and principal occupations during the last five years, length of time served, information relating to any other directorships held, and the specific roles and experience of each Board member that factor into the determination that the Trustee should serve on the Board. Under the Trust’s organizational documents, each Trustee serves as a Trustee of the Trust during the lifetime of the Trust and until its termination except as such Trustee sooner dies, resigns, retires, or is removed. However, pursuant to a policy adopted by the Board, each elected or appointed Independent Trustee may serve as a Trustee until the Trustee reaches age 75, and the Interested Trustee may serve as a Trustee until the Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign, or may be removed by a written instrument signed by two-thirds of the number of Trustees before the removal, or may be removed by a vote of two-thirds of the outstanding shares of the Trust, at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders. The mailing address of the Trustees is 15935 La Cantera Parkway, San Antonio, TX 78256.
Independent Trustees
Name and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Jefferson C. Boyce (1957)	Independent Chair	January 2021 September 2013	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (1954)	Trustee	April 2014	Retired.	45	None

Name and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (1966)	Trustee	January 2012
President of Financial
Advice & Solutions
Group (FASG), USAA
(02/13-03/21); Director
of USAA Investment
Services Company
(ISCO) (formerly USAA
Investment Management
Company) (09/09-
03/21); Chairman of
Board of ISCO
(04/13-12/20); Senior
Vice President of USAA
Financial Planning
Services Insurance
Agency, Inc. (FPS)
(04/11-03/21); Director
and Vice Chairman of
FPS (12/13-03/21);
President and Director
of USAA Investment
Corporation (ICORP)
(03/10-03/21); Chairman
of Board of ICORP
(12/13-03/21); Director
of USAA Financial
Advisors, Inc. (FAI)
(12/13-03/21); Chairman
of Board of FAI
(3/15-03/21).
				45	None
Richard Y. Newton, III (1956)	Trustee	March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation’s warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.

Name and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Barbara B. Ostdiek, Ph.D. (1964)	Trustee	January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01- 07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None

Name and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
John C. Walters (1962)	Trustee	July 2019	Retired.	45	Guardian Variable Products Trust (16 series)
Interested Trustee
Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
David C. Brown (1972)	Trustee	July 2019
Chairman and Chief
Executive Officer
(2013-present), Victory
Capital Management
Inc.; Chief Executive
Officer and Chairman
(2013-present), Victory
Capital Holdings, Inc.;
Director, Victory Capital
Services, Inc. (2013-
present); Director,
Victory Capital Transfer
Agency, Inc. (2019-
present).

137 portfolios
comprised of 45
portfolios within the
Trust; 32 portfolios
within the Victory
Portfolios, 27 portfolios
within the Victory
Portfolios II, 26
portfolios within the
Victory Portfolios IV,
and 7 portfolios within
the Victory Variable
Insurance Funds II
Trustee, Victory Portfolios, Victory Portfolios II, Victory Portfolios IV, and Victory Variable Insurance Funds II; Board Member, Victory Capital
Trustee Qualifications
The Board believes that all the Trustees bring to the Board a wealth of executive leadership experience derived from their service as executives, board members, and leaders of diverse companies, academic institutions, and community and other organizations. The Board also believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Trustee represent a diversity of experiences and a variety of complementary skills. In determining whether an individual is qualified to serve as a Trustee of the Funds, the Board considers a wide variety of information about the Trustee, and multiple factors contribute to the Board's decision. However, there are no specific required qualifications for Board membership. Each Trustee is determined to have the experience, skills, and attributes necessary to serve the Funds and their shareholders because each Trustee demonstrates an exceptional ability to consider complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, and contribute effectively to the deliberations of the Board. The Board also considers the individual experience of each Trustee and determines that the Trustee’s professional experience, education, and background contribute to the diversity of perspectives on the Board. The business experience and objective thinking of the Trustees are considered invaluable assets for Victory Capital and, ultimately, the Funds' shareholders.
The following summarizes the experience and qualifications of the Trustees.
• Jefferson C. Boyce. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as over 12 years’ experience as a Board member of Victory Portfolios III.
• David C. Brown. Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown’s extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds.
• Dawn M. Hawley. Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over 11 years’ experience as a Board member of Victory Portfolios III.
• Daniel S. McNamara. Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust, as well as over 13 years’ experience as a Board member of Victory Portfolios III.
• Richard Y. Newton, III. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as over eight years’ experience as a Board member of Victory Portfolios III.
• Barbara B. Ostdiek. Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over 17 years’ experience as a Board member of Victory Portfolios III.
• John C. Walters. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operational, financial, and investment risk as well as over six years’ experience as a Board member of Victory Portfolios III.
Officers of the Trust
The officers of the Trust are elected by the Board to actively supervise the Trust’s day-to-day operations. The officers of the Trust, their date of birth, the length of time served, and their principal occupations during the past five years are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Parkway, San Antonio, Texas 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.
Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Thomas Dusenberry (1977)	President	May 2022
Director, Fund Administration, the Adviser; Victory
Capital Management Inc. (May 2023-present); Manager,
Fund Administration, the Adviser; Victory Capital
Management Inc. (2022-April 2023); Treasurer and
Principal Financial Officer (2020-2022), Assistant
Treasurer (2019), Salient MF Trust, Salient Midstream,
MLP Fund, and Forward Funds; Principal Financial
Officer (2018-2021) and Treasurer (2020-2021), Salient
Private Access Funds and Endowment PMF Funds;
Senior Vice President of Fund Accounting and
Operations, Salient Partners (2020-2022); Director of
Fund Operations, Salient Partners (2016-2019). Mr.
Dusenberry also serves as President of Victory
Portfolios, Victory Portfolios II, Victory Portfolios IV,
Victory Variable Insurance Funds II, and Victory
Pioneer ILS Interval Fund.

Scott Stahorsky (1969)	Vice President	July 2019
Director, Third-Party Dealer Services & Reg
Administration, Fund Administration, the Adviser
(5/1/2023-present); Vice President, Victory Capital
Transfer Agency, Inc. (4/20/23-present); Manager, Fund
Administration, the Adviser (2015-4/30/23). Mr.
Stahorsky also serves as Vice President ofVictory
Portfolios, Victory Portfolios II, Victory Portfolios IV,
Victory Variable Insurance Funds II, and Victory
Pioneer ILS Interval Fund.

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Christopher J. Kelley (1964)	Secretary	December 2025
Associate General Counsel, Registered Funds Chief
Legal Officer, the Adviser (April 2025-present); Mr.
Kelley was formerly Senior Vice President and Deputy
General Counsel of Amundi US (2024-March 2025);
Vice President and Associate General Counsel of
Amundi US (2008-2024); Secretary and Chief Legal
Officer of the Pioneer Funds (2010-March 2025);
Assistant Secretary of the Pioneer Funds (2003-2010);
and Vice President and Counsel of Amundi US
(2002-2007). Mr. Kelley also serves as Secretary of
Victory Portfolios, Victory Portfolios II, Victory
Portfolios IV, Victory Variable Insurance Funds II, and
Victory Pioneer ILS Interval Fund.

Thomas Reyes (1962)	Assistant Secretary	December 2025
Associate General Counsel, the Adviser (April
2025-present); Mr. Reyes was formerly Associate
General Counsel of Amundi US (2023-March 2025);
Assistant Secretary of the Pioneer Funds (2010-March
2025); Assistant General Counsel of Amundi US
(2013-2023); and Counsel of Amundi US (2007-2013).
Mr. Reyes also serves as Assistant Secretary of Victory
Portfolios, Victory Portfolios II, Victory Portfolios IV,
Victory Variable Insurance Funds II, and Victory
Pioneer ILS Interval Fund.

Patricia McClain (1962)	Assistant Secretary	June 2024
Director, Regulatory Administration, Fund
Administration, the Adviser (7/1/19-present). Ms.
McClain also serves as Secretary of Victory Portfolios,
Victory Portfolios II, Victory Portfolios IV, Victory
Variable Insurance Funds II, and Victory Pioneer ILS
Interval Fund.

Carol D. Trevino (1965)	Treasurer	October 2024
Director, Financial Reporting, Fund Administration
(5/1/23-present); Assistant Treasurer (09/18-10/24);
Director, Accounting and Finance, the Adviser
(7/1/19-4/30/23). Ms. Trevino also serves as Assistant
Treasurer of Victory Portfolios, Victory Portfolios II,
Victory Portfolios IV, Victory Variable Insurance Funds
II, and Victory Pioneer ILS Interval Fund

Christopher Ponte (1984)	Assistant Treasurer	May 2023
Director, Fund and Broker Dealer Finance, Fund
Administration, (5/1/23-present); Victory Capital
Transfer Agency, Inc. (May 2023-present); Manager,
Fund Administration, the Adviser (2017-2023); Chief
Financial Officer, Victory Capital Services, Inc. (since
2018). Mr. Ponte also serves as Assistant Treasurer of
Victory Portfolios, Victory Portfolios II, Victory
Portfolios IV, Victory Variable Insurance Funds II, and
Victory Pioneer ILS Interval Fund.

Chris Frazier	Assistant Treasurer	March 2026
Senior Manager of Financial Reporting, the Adviser
(April 2025-present); Mr. Frazier was formerly a Senior
Manager of Financial Reporting at Amundi US
(2005-March 2025). Mr. Frazier also serves as Assistant
Treasurer of Victory Portfolios IV, Victory Variable
Insurance Funds II, and Victory Pioneer ILS Interval
Fund.

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
D. Brent Rowse (1981)	Anti-Money Laundering Compliance Officer and Identify Theft Officer	October 2024
Sr. Compliance Officer, the Adviser (4/1/23-present);
Compliance Officer, the Adviser (7/1/19-3/31/23). Mr.
Rowse also serves as the Anti-Money Laundering
Compliance Officer and Identity Theft Officer for
Victory Portfolios, Victory Portfolios II, Victory
Portfolios IV, Victory Variable Insurance Funds II, and
Victory Pioneer ILS Interval Fund, and the Anti-Money
Laundering Compliance Officer for Victory Capital
Services, Inc.

Sean Fox (1976)	Chief Compliance Officer	June 2022
Deputy Chief Compliance Officer (July 2021-June
2022), Senior Compliance Officer, the Adviser
(2019-present). Mr. Fox also serves as Chief
Compliance Officer for Victory Portfolios, Victory
Portfolios II, Victory Portfolios IV, Victory Variable
Insurance Funds II, and Victory Pioneer ILS Interval
Fund.

Committees of the Board
• The Board typically conducts regular meetings five or six times a year to review the operations of the Funds in Victory Portfolios III. A portion of these meetings is devoted to various committee meetings of the Board, which focus on particular matters. In addition, the Board may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Board has four committees: Audit and Compliance Committee, Product Management and Distribution Committee, Corporate Governance Committee, and Investments Committee. The duties of these four Committees and their membership are as follows:
• Audit and Compliance Committee: The Audit and Compliance Committee of the Board of Trustees reviews the financial information and the independent auditor’s reports and undertakes certain studies and analyses as directed by the Board. The Audit and Compliance Committee has responsibility for the review of the Trust’s compliance program and the performance of the Trust’s chief compliance officer, as well as responsibility for certain additional compliance matters. The Audit and Compliance Committee is comprised of all Independent Trustees, with Ms. Hawley serving as the chair of the Committee.
• Product Management and Distribution Committee: The Product Management and Distribution Committee of the Board reviews the Funds offered by the Trust and the respective investment objectives and policies, as well as the Adviser’s selection of subadvisers; oversees the distribution and marketing of the Funds; and assists the Board in overseeing certain third-party service providers and related matters. The Product Management and Distribution Committee provides oversight with respect to the sale and distribution of shares of the Funds, including payments made by the Funds pursuant to the Trust’s 12b-1 Plan. The Product Management and Distribution Committee is comprised of all Trustees, with Mr. Walters serving as the chair of the Committee.
• Corporate Governance Committee: The Corporate Governance Committee of the Board maintains oversight of the organization, performance, and effectiveness of the Board and the Independent Trustees. The Corporate Governance Committee is responsible for maintaining a policy on Board tenure and term limitations for the Independent Trustees, establishing procedures to identify and recruit potential candidates for Board membership, and recommending candidates to fill any vacancy for Independent Trustees on the Board. The Corporate Governance Committee has adopted procedures to consider nominees recommended by shareholders. Shareholders may send recommendations to Mr. Richard Newton, chair of the Corporate Governance Committee. To be considered by the Board, any recommendations for a nomination submitted by a shareholder must include at least the following information: name; date of birth; contact information; education; business profession and other expertise; affiliations; experience relating to serving on the Board; and references. The Corporate Governance Committee is comprised of all Independent Trustees, with Mr. Newton serving as the chair of the Committee.
• Investments Committee: The Investments Committee assists the Board in fulfilling its responsibilities overseeing, among other things: the investment programs implemented by Victory Capital and/or, if applicable, the investment subadviser(s) for the Funds; the performance and portfolio composition of the Funds; and the valuation and liquidity of each Fund’s assets. In addition, the Investments Committee coordinates the Board’s consideration of investment advisory and underwriting agreements pursuant to Section 15(c) of the 1940 Act. The Investments Committee is comprised of all Trustees, with Dr. Ostdiek serving as the chair of the Committee.

During the Funds’ most recent fiscal year ended February 28, 2026, the Board held meetings [ ] times. The Audit and Compliance Committee held [ ] meetings; the Product Management and Distribution Committee held [ ] meetings; the Corporate Governance Committee held [ ] meetings; and the Investments Committee held [ ] meetings.
There are no family relationships among the Trustees, officers, and managerial level employees of the Trust.
Trustees’ Fund Ownership
The following tables set forth the dollar range of total equity securities beneficially owned by the Trustees of the Funds listed in this SAI and in all of the Victory Funds overseen by the Trustees as of the calendar year ended December 31, 2025. As of April 30, 2026, the officers and Trustees of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of the Trust.
Independent Trustees
Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Beneficial Ownership of Shares of All Series of the Victory Portfolios III Complex
Jefferson C. Boyce	None	$50,001-$100,000
Dawn M. Hawley	Victory World Equity Fund: Over $100,000 Victory Growth and Tax Strategy Fund: Over $100,000	Over $100,000
Daniel S. McNamara	None	Over $100,000
Richard Y. Newton, III	None	None
Barbara B. Ostdiek, Ph.D.
Victory Cornerstone Aggressive
Fund: $10,001-$50,000
Victory Cornerstone Equity Fund:
$10,001-$50,000
Victory Emerging Markets Fund:
$10,001-$50,000
Victory International Fund:
$10,001-$50,000
Victory Precious Metals and
Minerals Fund: $10,001-$50,000
Victory World Equity Fund:
$10,001-$50,000
Over $100,000
John C. Walters	None	Over $100,000
Interested Trustee
Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Beneficial Ownership of Shares of All Series of the Victory Portfolios III Complex
David C. Brown*	None	None
* David C. Brown is an “Interested Person” by reason of his relationship with the Adviser.
Compensation
The following tables set forth information describing the compensation of the current Trustees of the Trust for their services as Trustees for the fiscal year ended February 28, 2026. As of February 28, 2026, the Victory Portfolios III consisted of one registered investment company offering 45 individual funds. The Trust does not maintain a retirement plan for its Trustees.
Independent Trustees

Trustee	Aggregate Compensation from the Funds	Aggregate Compensation from the Trust
Jefferson C. Boyce	$[ ]	$[ ]
Dawn M. Hawley	$[ ]	$[ ]
Daniel S. McNamara	$[ ]	$[ ]
Richard Y. Newton, III	$[ ]	$[ ]

Trustee	Aggregate Compensation from the Funds	Aggregate Compensation from the Trust
Barbara B. Ostdiek, Ph.D.	$[ ]	$[ ]
John C. Walters	$[ ]	$[ ]
Interested Trustee

Trustee	Aggregate Compensation from the Funds	Aggregate Compensation from the Trust
David C. Brown*	None	None
*
David C. Brown is affiliated with the Trust’s investment adviser, Victory Capital. Accordingly, he receives no remuneration from the Trust or any other fund of the Victory Portfolios Complex.
Control Persons and Principal Shareholders
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company, who acknowledges the existence of control, or by whom the Fund acknowledges control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of a Fund. Since the economic benefit of investing in a Fund is passed through to the underlying investors of the record owners of 25% or more of the Fund shares, these record owners are not considered the beneficial owners of the Fund’s shares or control persons of the Fund.
Control Persons
As of May 31, 2026, there were no control persons of the Funds.
Principal Shareholders
As of May 31, 2026, the following persons were known to own of record or beneficially 5% or more of the outstanding shares of the share class and Fund indicated in the table below. “Record” ownership means the shareholder of record, or the exact name of the shareholder on the account, i.e., “ABC Brokerage, Inc.” “Beneficial” ownership refers to the actual pecuniary, or financial, interest in the security, i.e., “Jane Doe Shareholder.”

Fund - Class	Name and Address of Owner	Percentage Owned of Record
VICTORY CORNERSTONE AGGRESSIVE FUND	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	35.03%
VICTORY CORNERSTONE CONSERVATIVE FUND	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	24.69%
VICTORY CORNERSTONE EQUITY FUND	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	36.76%
VICTORY CORNERSTONE MODERATE AGGRESSIVE FUND	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	13.50%
VICTORY CORNERSTONE MODERATE CONSERVATIVE FUND	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	27.38%
VICTORY CORNERSTONE MODERATE FUND	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	16.08%
VICTORY EMERGING MARKETS FUND	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	26.33%
VICTORY GLOBAL MANAGED VOLATILITY FUND	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	52.77%

Fund - Class	Name and Address of Owner	Percentage Owned of Record
VICTORY GLOBAL MANAGED VOLATILITY FUND INST SHS	GERLACH AND CO LLC CITIBANK OPEN WE1 3800 CITIGROUP CTR BUILDING B3 14 TAMPA FL 33610	100.00%
VICTORY GOVERNMENT SECURITIES FUND	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	20.02%
VICTORY GOVERNMENT SECURITIES FUND CL R6	EMPOWER TRUST COMPANY LLC FBO PLANPREMIER RTMT PLANS OMNIBUS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	24.72%
	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	18.37%
	EMPOWER TRUST FBO ENERGY NORTHWEST 401K DEFERRED COMP ATION PLAN 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	15.55%
	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY STREET BOSTON MA 02116	12.36%
	PRINCIPAL SECURITIES, INC. C/O PEN TRADE OPS N-004 PO BOX 14597 DES MOINES IA 50306	9.45%
VICTORY GOVERNMENT SECURITIES FUND INST SHARES	GERLACH AND CO LLC CITIBANK OPEN WE1 3800 CITIGROUP CTR BUILDING B3 14 TAMPA FL 33610	61.95%
	MAC AND CO A C 684250 PO BOX 3198 525 WILLIAM PENN PLACE ATTN MUTUAL FUND OPERATIONS PITTSBURGH PA 15230-3198	28.54%
	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	5.72%
VICTORY GROWTH AND TAX STRATEGY FUND	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	32.20%
	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	11.82%
VICTORY INTERNATIONAL FUND	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	26.86%
VICTORY INTERNATIONAL FUND CL R6	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC PHX - PROFESSIONAL CAPITAL SERVICES 717 17TH STREET SUITE 1300 DENVER CO 80202	37.51%

Fund - Class	Name and Address of Owner	Percentage Owned of Record
	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	17.05%
	TEXAS MUN LEAGUE INSURAN TRUST C O MISSIONSQUARE RETIREMENT 1821 RUTHERFORD LN STE 300 AUSTIN TX 78754-5164	10.59%
	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	9.08%
	MATRIX TRUST COMPANY CUST FBO TAYLOR LAW OFFICES LLC 401 K PLAN 717 17TH STREET SUITE 1300 DENVER CO 80202	6.69%
	NATIONWIDE INVESTMENT SERVICES CORP. CO IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	5.80%
VICTORY INTERNATIONAL FUND INST SHARES	MAC AND CO A C 684250 PO BOX 3198 525 WILLIAM PENN PLACE ATTN MUTUAL FUND OPERATIONS PITTSBURGH PA 15230-3198	70.67%
	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	24.69%
VICTORY PRECIOUS METAL & MINRAL FUND INST SHARES	VICTORY CAPITAL MANAGEMENT INC 3800 CITIGROUP CTR BUILDING B3 14 TAMPA FL 33610	77.40%
	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	12.25%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	5.24%
VICTORY PRECIOUS METAL AND MINERALS FUND CL A	VOYA RETIREMENT INSURANCE ANNUITY COMPANY ONE ORANGE WAY WINDSOR CT 06095	82.18%
	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	13.42%
VICTORY PRECIOUS METALS & MINERALS FUND	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	26.49%
VICTORY SUSTAINABLE WORLD FUND	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	24.36%
VICTORY SUSTAINABLE WORLD FUND CL A	VOYA INSTITUTIONAL TRUST COMPANY ONE ORANGE WAY WINDSOR CT 06095	43.66%

Fund - Class	Name and Address of Owner	Percentage Owned of Record
	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	30.44%
	MERRILL LYNCH, PIERCE, FENNER & SMITH ATTN: COMPENSATION TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	20.64%
VICTORY SUSTAINABLE WORLD FUND INST SHARES	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	48.46%
	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	26.48%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	12.57%
VICTORY TARGET MANAGED ALLOCATION FUND	GERLACH AND CO LLC CITIBANK OPEN WE1 3800 CITIGROUP CTR BUILDING B3 14 TAMPA FL 33610	100.00%
VICTORY TREASURY MONEY MARKET TRUST	MAC AND CO A C 684250 PO BOX 3198 525 WILLIAM PENN PLACE ATTN MUTUAL FUND OPERATIONS PITTSBURGH PA 15230-3198	60.91%
	VICTORY CAPITAL MANAGEMENT INC 4900 TIEDEMAN ROAD 4TH FLOOR C/O CATHY SAVVAS CONTROLLER BROOKLYN OH 44144	10.97%
VICTORYEMERGING MARKETS FUND INST SHARES	MAC AND CO A C 684250 PO BOX 3198 525 WILLIAM PENN PLACE ATTN MUTUAL FUND OPERATIONS PITTSBURGH PA 15230-3198	88.92%
	GERLACH AND CO LLC CITIBANK OPEN WE1 3800 CITIGROUP CTR BUILDING B3 14 TAMPA FL 33610	6.30%
The Trust’s Adviser and Other Service Providers
Investment Adviser
Victory Capital, a New York corporation registered as an investment adviser with the SEC, serves as investment adviser to the Funds. Victory Capital’s principal business address is 15935 La Cantera Pkwy, San Antonio, Texas 78256. Victory Capital is an indirect wholly-owned subsidiary of Victory Capital Holdings, Inc. (“VCH”) a publicly traded Delaware corporation. As of May 31, 2025, Victory Capital managed assets totaling in excess of $289.4 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds. Effective July 1, 2019, VCH acquired AMCO from its parent company and Victory Capital became the adviser to the Funds.
Subject to the authority of the Board, the Adviser is responsible for the overall management and administration of the Funds’ business affairs. Victory Capital is responsible for selecting each Fund’s investments according to the Fund’s investment objective, policies, and restrictions. Victory Capital is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. The Advisory Agreement also authorizes Victory Capital to retain one or more Subadvisers for the management of all or a portion of a Fund’s investment. Under the Advisory Agreement, the

Adviser is responsible for monitoring the services furnished pursuant to the Subadvisory Agreements and making recommendations to the Board with respect to the retention or replacement of Subadvisers and renewal of Subadvisory Agreements.
Advisory Agreement
Under the Advisory Agreement, the Adviser provides an investment program, carries out the investment policy, and manages the portfolio assets for each Fund. The Adviser is authorized, subject to the control of the Board of the Trust, to determine the selection, amount, and time to buy or sell securities for each Fund.
For these services under this agreement, each Fund has agreed to pay the Adviser a fee computed as described under Organization and Management of the Fund in the prospectus. Management fees are computed and accrued daily and are payable monthly. The Adviser compensates all personnel, officers, and Trustees of the Trust if such persons are also employees of the Adviser or its affiliates.
The management fees of each Fund (except the Victory Cornerstone Moderate Fund, Victory Cornerstone Moderately Aggressive Fund, Victory Cornerstone Conservative Fund, Victory Cornerstone Moderately Conservative Fund, Victory Cornerstone Aggressive Fund, Victory Cornerstone Equity Fund, Victory Treasury Money Market Trust, and the Victory Target Managed Allocation Fund) are based upon two components: (1) a base investment management fee, which is accrued daily and paid monthly, computed at an annual rate based on the average daily net assets of the Fund and (2) a performance adjustment that will be added to or subtracted from the base investment management fee depending upon the performance of the Fund relative to a relevant Lipper Index. Each Fund’s performance will be compared to the Lipper Indexes as listed below:

Fund	Lipper Index
Victory Precious Metals and Minerals Fund	Precious Metals Equity Funds Index
Victory Emerging Markets Fund	Emerging Markets Funds Index
Victory Government Securities Fund	Intermediate U.S. Government Funds Index
Victory Growth and Tax Strategy Fund	Composite Index
Victory International Fund	International Funds Index
Victory World Equity Fund	Global Funds Index
Victory Global Equity Income Find	Global Equity Income Funds Index
With respect to the Victory Treasury Money Market Trust, Victory Cornerstone Moderate Fund, Victory Cornerstone Moderately Aggressive Fund, Victory Cornerstone Moderately Conservative Fund, Victory Cornerstone Aggressive Fund, and Victory Target Managed Allocation Fund the management fee consists solely of the base investment management fee. Victory Capital does not receive any management fee for the Victory Cornerstone Conservative Fund or the Victory Cornerstone Equity Fund.
Except for the services and facilities provided by the Adviser, the Funds pay all other expenses incurred in their operations. Expenses for which the Funds are responsible include taxes (if any); brokerage commissions on portfolio transactions (if any); expenses of issuance and redemption of shares; charges of transfer agents, custodians, and dividend disbursing agents; cost of preparing and distributing proxy material and all other expenses incidental to holding meetings of shareholders, including proxy solicitations therefor, unless otherwise required; auditing and legal expenses; certain expenses of registering and qualifying shares for sale; fees of Trustees who are not interested persons (not affiliated) of the Adviser; administrator, custodian, pricing and bookkeeping, registrar and transfer agent fees and expenses; fees and expenses related to the registration and qualification of the Funds’ shares for distribution under state and federal securities laws; expenses of typesetting for printing prospectuses and SAIs and supplements thereto expenses of printing and mailing these sent to existing shareholders; (xi) insurance premiums for fidelity bonds and other coverage to the extent approved by the Trust’s Board of Trustees; (xii) association membership dues authorized by the Trust’s Board of Trustees; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust is a party (or to which the Funds’ assets are subject) and any legal obligation for which the Trust may have to provide indemnification to the Trust’s Trustees and officers.
The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the services pursuant thereto, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.
The Advisory Agreement will remain in effect until June 30, 2027, for each Fund and will continue in effect from year to year thereafter for each Fund as long as it is approved at least annually (i) by a vote of the outstanding voting securities of the Fund (as defined by the 1940 Act) or by the Board (on behalf of the Fund), and (ii) by vote of a majority of the Trustees who are not interested persons of the Adviser or (otherwise than as Trustees) of the Trust cast, at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time, without payment of any penalty, by either the Trust or Victory Capital on 60 days’ written notice and will automatically terminate in the event of its assignment (as defined by the 1940 Act).

For the fiscal years ended February 28, 2026 and 2025, and February 29, 2024, , the Funds paid advisory fees to Victory Capital in the following amounts:
Fund	2026	2025	2024
Victory Cornerstone Aggressive Fund		$2,358,408	$2,143,609
Victory Cornerstone Moderate Fund		$6,690,966	$6,401,760
Victory Cornerstone Moderately Aggressive Fund		$16,068,905	$15,238,556
Victory Cornerstone Moderately Conservative Fund		$900,158	$911,912
Victory Emerging Markets Fund		$5,505,590	$6,333,355
Victory Government Securities Fund		$1,909,603	$1,780,458
Victory Growth and Tax Strategy Fund		$2,191,336	$1,888,987
Victory International Fund		$19,247,669	$18,880,208
Victory Precious Metals and Minerals Fund		$4,079,991	$3,758,322
Victory World Equity Fund		$11,044,365	$9,434,081
Victory Treasury Money Market Trust		$1,080,707	$929,188
For the fiscal years ended February 28, 2026 and 2025, and February 29, 2024, the Funds paid advisory fees to Victory Capital in the following amounts:
Fund	2026	2025	2024
Victory Global Equity Income Fund		$334,197	$297,950
Victory Target Managed Allocation Fund		$2,463,075	$2,279,915
Fee Waiver and Expense Reimbursements
The Adviser has contractually agreed to reimburse expenses so that the total annual operating expenses (excluding certain items such as acquired fund fees and expenses, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) do not exceed a certain amount for each Fund through at least June 30, 2026. The Adviser is permitted to recoup any reimbursed expenses for up to three years after the date of the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Funds’ Board of Trustees.
From time to time, the Adviser may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. For the fiscal years ended February 28, 2026 and 2025, and February 29, 2024, Victory Capital reimbursed the Funds as follows:
Fund	2026	2025	2024
Victory Cornerstone Aggressive Fund		$150,871	$146,331
Victory Cornerstone Conservative Fund		$–	$1,744
Victory Cornerstone Equity Fund		$–	$2,503
Victory Cornerstone Moderate Fund		$1,151,114	$1,130,878
Victory Cornerstone Moderately Aggressive Fund		$2,182,702	$2,121,452
Victory Cornerstone Moderately Conservative Fund		$225,530	$246,645
Victory Emerging Markets Fund		$293,664	$379,251
Victory Government Securities Fund		$1,396	$6,477
Victory Growth and Tax Strategy Fund		$46,044	$29,567
Victory International Fund		$181,266	$372,959
Victory Precious Metals and Minerals Fund		$35,737	$34,893
Victory World Equity Fund		$42,135	$46,107
Victory Treasury Money Market Trust		$144,350	$105,297
For the fiscal years ended February 28, 2026 and 2025, and February 29, 2024, Victory Capital reimbursed the Funds as follows:
Fund	2026	2025	2024
Victory Global Equity Income Fund		$90,406	$93,772
Victory Target Managed Allocation Fund		$31,587	$9,021
For the fiscal years ended February 28, 2026 and 2025, and February 29, 2024, Victory Capital recouped management fees previously waived and/or reimbursed in the amounts listed in the table below.

Fund	2026	2025	2024
Victory Cornerstone Aggressive Fund		$66,398	$125,504
Victory Cornerstone Conservative Fund		$10,651	$8,586
Victory Cornerstone Equity Fund		$24,777	$7,703
Victory Cornerstone Moderately Conservative Fund		$62,595	$32,676
Victory Government Securities Fund		$17,615	$1,110
Victory Growth and Tax Strategy Fund		$797	$4,864
Victory International Fund		$109,166	$2,013
Victory World Equity Fund		$–	$–
Victory Target Managed Allocation Fund		$188	$–
Investments in Affiliated ETFs. Some Funds may invest in affiliated ETFs. These ETFs incur their own management and other fees and expenses. Victory Capital reimbursed the Funds for any management fees incurred through investment in the affiliated ETFs. The ETF management fee reimbursements for the fiscal years ended February 28, 2026 and 2025, and February 29, 2024, are included in the table above.

Fund	2026	2025	2024
Victory Cornerstone Aggressive Fund		$150,913	$139,309
Victory Cornerstone Moderate Fund		$1,151,371	$1,130,878
Victory Cornerstone Moderately Aggressive Fund		$2,183,206	$2,121,452
Victory Cornerstone Moderately Conservative Fund		$225,579	$227,795
Computing the Performance Adjustment
For any month, the base investment management fee of each Fund will equal the Fund’s average daily net assets for that month multiplied by the annual base investment management fee rate for the Fund, multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The Investment Advisory Agreement with Victory Capital permits calculation and application of the performance adjustment (1) on a class-by-class basis or (2) by designating a single share class of a Fund for purposes to calculate the performance adjustment, and then applying the same performance adjustment to each other class of shares of the Fund. The performance adjustment is currently calculated separately for each share class on a monthly basis and is added to or subtracted from the base investment management fee depending upon the performance over the performance period of the respective share class relative to the performance of each Fund's relevant Lipper Index. The methodology for calculating the performance adjustment may change in the future, as approved by the Board of the Trust and consistent with the terms of the Investment Advisory Agreement.
The performance period for each Fund consists of the current month plus the previous 35 months (or the number of months since the date of the investment advisory agreement, if shorter). The annual performance adjustment rate is multiplied by the average daily net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base investment management fee as referenced in the chart below:

Fixed Income Funds:
Victory Government Securities Fund
Victory Growth and Tax Strategy Fund

Over/Under Performance Relative to Index (in basis points) [1]	Annual Adjustment Rate (in basis points as a percentage of a Fund’s average daily net assets)
+/- 20 to 50	+/– 4
+/– 51 to 100	+/– 5
+/– 101 and greater	+/– 6
1 Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36-month performance period.

Equity Funds:
Victory Precious Metals and Minerals Fund
Victory Emerging Markets Fund
Victory International Fund
Victory World Equity Fund
Victory Global Equity Income Fund

Over/Under Performance Relative to Index (in basis points) [1]	Annual Adjustment Rate (in basis points as a percentage of a Fund’s average daily net assets)
+/– 100 to 400	+/– 4
+/– 401 to 700	+/– 5
+/– 701 and greater	+/– 6
1
Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36-month performance period.
Each Fund measures its investment performance by comparing the beginning and ending redeemable value of an investment in the Fund during the measurement period, assuming the reinvestment of dividends and capital gain distributions during the period. Lipper uses this same methodology when it measures the investment performance of the component mutual funds within the respective Lipper Index. Because the adjustment to the base investment management fee is based upon the Fund’s performance compared to the investment record of its Lipper Index, the controlling factor as to whether a performance adjustment will be made is not whether the Fund’s performance is up or down per se, but whether it is up or down more or less than the record of its respective Lipper Index. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.
For Funds that offer multiple classes of shares, the performance adjustment is determined on a class-by-class basis. In some circumstances, the Adviser has agreed to waive certain expenses of the Funds, the impact of which may be to increase the performance of those Funds. Any corresponding increase in the performance of a Fund may contribute to a positive performance adjustment.
Subadvisory Agreements
The Manager has entered into Subadvisory Agreements dated July 1, 2019, with Lazard Asset Management LLC (“Lazard”) and Wellington Management Company LLP, (“Wellington Management”) under which each Subadviser is engaged to provide day-to-day discretionary management of the portion of the applicable Fund’s assets allocated to it by the Manager. Each Subadviser will manage the applicable Fund’s assets in accordance with that Fund’s investment objective(s), policies, and restrictions, subject to the general supervision of the Manager and the Board. The Manager may allocate all, a portion, or none of a Fund’s assets to a Subadviser in its discretion.
Each Subadvisory Agreement will remain in effect with respect to a Fund until June 30, 2027. Each Subadvisory Agreement will continue in effect from year to year thereafter for each Fund as long as it is approved at least annually (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act) or by the Board (on behalf of the Fund) and (ii) by vote of a majority of the Trustees who are not interested persons of Victory Capital or (otherwise than as Trustees) of the Trust, at a meeting called for the purpose of voting on such approval. Each Subadvisory Agreement may be terminated, without penalty, with respect to a Fund at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of a Fund (as defined in the 1940 Act) on 60 days’ written notice; by Victory Capital at any time; or by the applicable Subadviser on 90 days’ written notice. Each Subadvisory Agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act).
For the Victory Emerging Markets Fund, the Manager has entered into a Subadvisory Agreement with Lazard. For the Victory International Fund, the Manager has entered into Subadvisory Agreement with Wellington Management.
Lazard is an indirect, wholly owned subsidiary of Lazard, Inc. Lazard is located at 30 Rockefeller Plaza New York, New York 10112.
Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 90 years. Wellington Management is owned by partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.
For the fiscal years ended February 28, 2006 and 2025, and February 29, 2024, the Adviser paid the following aggregate subadvisory fees for the subadvised Funds listed in this SAI.
Fund	2026	2025	2024
Victory Emerging Markets Fund		$711,236	$839,098
Victory International Fund		$1,358,622	$1,475,477
Administration, Servicing, and Accounting Agreement
Under a Fund Administration, Servicing, and Accounting Agreement effective July 1, 2019 (“Administration Agreement”), Victory Capital is obligated on a continuous basis to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Funds. Victory Capital may delegate one or more of its responsibilities to others at its expense. Citi Fund Services of Ohio, Inc. (“Citi”) serves as sub-administrator and sub-fund accountant to the Trust pursuant to an agreement with Victory Capital, as disclosed in greater detail under “Sub-Administrator and Sub-Fund Accountant.” As administrator, Victory Capital supervises the Trust’s operations, including the services that Citi provides to the Funds as sub-administrator, but excluding those that Victory Capital provides as investment adviser, all subject to the supervision of the Board.
Victory Capital coordinates the preparation, filing, and distribution of amendments to the Trust’s registration statement on Form N-1A, supplements to prospectuses and SAIs, and proxy materials in connection with shareholder meetings; drafts shareholder communications, including annual and semi annual reports; administers the Trust’s other service provider contracts; monitors compliance with investment restrictions imposed by the 1940 Act, each Fund’s investment objective, defined investment policies, and restrictions, tax diversification, and distribution and income requirements; coordinates the Funds’ service arrangements with financial institutions that make the Funds’ shares available to their customers; assists with regulatory compliance; supplies individuals to serve as Trust officers; prepares Board meeting materials; and annually determines whether the services that it provides (or the services that Citi provides as sub-administrator) are adequate and complete.
Victory Capital also performs fund accounting services for each Fund. In addition, the Funds may reimburse Victory Capital for its reasonable out-of-pocket expenses incurred in providing the services and certain other expenses specifically allocated to the Funds under the Administration Agreement.
The Administration Agreement provides that Victory Capital shall not be liable for any action or inaction, except for any action or inaction constituting willful misfeasance, bad faith, or negligence in the performance of its duties hereunder or the reckless disregard of such duties.
For these services under the Administration Agreement, the Trust has agreed to pay Victory Capital a fee computed daily and paid monthly, at an annual rate equal to fifteen one-hundredths of one percent (0.15%) of the average daily net assets for each Fund Share class (excluding the Victory Cornerstone Conservative Fund, Victory Cornerstone Equity Fund, and the Victory Treasury Money Market Trust) and Class A and Class C share classes. With respect to the Victory Treasury Money Market Trust, the Trust has agreed to pay one-tenth of one percent (0.10%) of the average daily net assets for the Fund. With respect to the Victory Target Managed Allocation Fund, the Trust has agreed to pay Victory Capital a fee computed daily and paid monthly, at an annual rate equal to one-twentieth of one percent (0.05%) of the average daily net assets for the Fund. The Trust currently pays no fees to Victory Capital with respect to the Victory Cornerstone Conservative and Victory Cornerstone Equity Funds.
With respect to the Institutional Shares class of the Victory Emerging Markets Fund, Victory Government Securities Fund, Victory Growth and Tax Strategy Fund, Victory International Fund, Victory Precious Metals and Minerals Fund, and Victory World Equity Fund, for these services under the Administration Agreement, the Trust has agreed to pay Victory Capital a fee computed daily and paid monthly, at an annual rate equal to one-tenth of one percent (0.10%) of the average daily net assets.
With respect to the Class R6 shares of the Victory Government Securities Fund and the Victory International Fund, for these services under the Administration Agreement, the Trust has agreed to pay Victory Capital a fee computed daily and paid monthly, at an annual rate equal to five one-hundredths of one percent (0.05%) of the average daily net assets. In addition, the Funds may reimburse Victory Capital for its reasonable out-of-pocket expenses incurred as a result of providing the services under the Administration Agreement.
For the fiscal years ended February 28, 2026 and 2025, and February 29, 2024, the Funds paid administration and servicing fees to the Adviser as follows:
Fund	2026	2025	2024
Victory Cornerstone Aggressive Fund		$589,602	$535,902

Fund	2026	2025	2024
Victory Cornerstone Moderate Fund		$1,701,093	$1,627,566
Victory Cornerstone Moderately Aggressive Fund		$4,085,315	$3,874,209
Victory Cornerstone Moderately Conservative Fund		$270,048	$273,574
Victory Emerging Markets Fund Shares		$371,366	$359,678
Victory Emerging Markets Fund Institutional Shares		$280,057	$373,357
Victory Growth and Tax Strategy Fund Shares		$1,080,697	$969,877
Victory Growth and Tax Strategy Fund Institutional Shares		$81,863	$67,591
Victory Growth and Tax Strategy Fund Class A		$28,658	$21,464
Victory Growth and Tax Strategy Fund Class C		$20,601	$12,672
Victory Government Securities Fund Shares		$348,990	$377,691
Victory Government Securities Fund Institutional Shares		$788,788	$701,427
Victory Government Securities Fund Class R6		$15,235	$4,263
Victory International Fund Shares		$1,853,947	$1,794,723
Victory International Fund Institutional Shares		$1,314,184	$1,258,690
Victory International Fund Class R6		$2,087	$724
Victory Precious Metals and Minerals Fund Shares		$736,447	$685,753
Victory Precious Metals and Minerals Fund Institutional Shares		$23,798	$21,236
Victory Precious Metals and Minerals Fund Class A		$36,651	$33,914
Victory World Equity Fund Shares		$2,097,293	$1,848,875
Victory World Equity Fund Institutional Shares		$5,483	$3,998
Victory World Equity Fund Class A		$7,289	$5,741
Victory Treasury Money Market Trust		$864,567	$743,351
For the fiscal years ended February 28, 2026 and 2025, and February 29, 2024, the Funds paid administration and servicing fees to the Adviser as follows:
Fund	2026	2025	2024
Victory Global Equity Income Fund Shares		$93,719	$85,714
Victory Target Managed Allocation Fund		$246,308	$227,992
Sub-Administrator and Sub-Fund Accountant
Citi serves as sub-administrator and sub-fund accountant to the Funds pursuant to a Sub-Administration and Sub-Fund Accounting Agreement dated October 1, 2015, as amended, by and between Victory Capital and Citi. Citi assists in supervising all operations of the Funds (other than those performed by Victory Capital either as investment adviser or administrator), subject to the supervision of the Board.
Under the Sub-Administration and Sub-Fund Accounting Agreement, for the sub-administration services that Citi renders to the Funds, other series of the Trust, and the series of Victory Portfolios (“VP”), Victory Portfolios II (“VPII”), and Victory Variable Insurance Funds (“VVIF”), Victory Capital pays Citi a fee for providing these services. Citi may periodically waive all or a portion of the amount of its fee that is allocated to any Fund in order to increase the net income of the Funds available for distribution to shareholders. In addition, the Trust, VP, VPII, and VVIF reimburse Victory Capital and Citi for all of its reasonable out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Funds under the Sub-Administration and Sub-Fund Accounting Agreement.
The Sub-Administration and Sub-Fund Accounting Agreement provides that Citi shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from bad faith, willful misfeasance, negligence, or reckless disregard of its obligations and duties under the Agreement.
Under the Sub-Administration and Sub-Fund Accounting Agreement, Citi calculates Trust expenses and makes disbursements; calculates capital gain and distribution information; registers the Funds’ shares with the states; prepares shareholder reports and reports to the SEC on Forms N-CEN, N-PORT, N-MFP, and N-CSR; coordinates dividend payments; calculates the Funds’ performance information; files the Trust’s tax returns; supplies individuals to serve as Trust officers; monitors the Funds’ status as regulated investment companies under the Code; assists in developing portfolio compliance procedures; reports to the Board amounts paid under shareholder service agreements; assists with regulatory compliance; obtains, maintains and files fidelity bonds and Trustees’ and officers’/errors and omissions insurance policies for the Trust; and assists in the annual audit of the Funds.
Custodian
Citibank, N.A., 388 Greenwich St., New York, New York 10013, is the custodian for the Funds. The custodian is responsible for, among other things, safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, processing the pricing of each Fund’s securities, and collecting interest on the Funds’ investments. In addition, assets of the Funds may be held by certain foreign subcustodians and foreign securities depositories as agents of the custodian in accordance with the rules and regulations established by the SEC.
Transfer Agent
Victory Capital Transfer Agency, Inc. (the “Transfer Agent”), 15935 La Cantera Parkway, San Antonio, Texas 78256, an affiliate of the Adviser, performs transfer agent services for the Trust under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Trust.
For its services under the Transfer Agency Agreement, each Fund Share class (excluding the Victory Treasury Money Market Trust, Victory Cornerstone Conservative, and Victory Cornerstone Equity Funds) pays the Transfer Agent an annual fixed fee of $23 to $25.50 per shareholder account. For its services under the Transfer Agency Agreement, the Victory Treasury Money Market Trust pays the Transfer Agent a fee computed daily and paid monthly, at an annual rate equal to one-tenth of one percent (0.10%) of the average net assets. The Victory Target Managed Allocation Fund pays the Transfer Agent a fee computed daily and paid monthly at an annual rate equal to five one-hundredths of one percent (0.05%) of the average daily net assets per account.
For its services under the Transfer Agency Agreement, each Class A shares (formerly, Adviser Shares) and Class C shares pays the Transfer Agent a fee computed daily and paid monthly, at an annual rate equal to one-tenth of one percent (0.10%) of the average net assets. The Transfer Agent does not receive any fees for its services rendered to the Victory Cornerstone Conservative and Victory Cornerstone Equity Funds. The fee is subject to change at any time.
For its services under the Transfer Agency Agreement, the Institutional Share class of the Victory Growth and Tax Strategy Fund, Victory World Equity Fund, Victory Government Securities Fund, Victory Emerging Markets Fund, Victory International Fund, and Victory Precious Metals and Minerals Fund, each pay the Transfer Agent a fee computed daily and paid monthly, at an annual rate equal to one-tenth of one percent (0.10%) of the average net assets. The Class R6 shares of the Victory Government Securities Fund and Victory International Fund pays the Transfer Agent a fee computed daily and paid monthly, at an annual rate equal to one-hundredths of one percent (0.01%) of the average net assets.
In addition to these fees, the Transfer Agent also is entitled to reimbursement from the Trust for all reasonable out-of-pocket expenses, charges and other disbursements incurred by it in connection with the performance of services under the Transfer Agency Agreement, including but not limited to: (1) the cost of any and all forms, statements, labels, envelopes, checks, tax forms, and other printed materials which is required by the Transfer Agent to perform its duties; (2) delivery charges, including postage incurred in delivering materials to, and receiving them from, the Trust and shareholders; (3) communication charges; (4) maintenance of shareholder records (including charges for retention and imaging); (5) tax reporting systems; (6) counsel fees; and (7) cash and asset management services.  The fee paid to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. Each Fund pays all out-of-pocket expenses of the Transfer Agent and other expenses specifically allocated to the Funds that are incurred at the specific direction of the Trust. Fees paid under the Transfer Agency Agreement are subject to change at any time.
The Transfer Agent is authorized to enter into arrangements with third-party service providers to provide a portion or all of the functions under the Transfer Agency Agreement. For accounts held with third-party intermediaries, the Trust pays the Transfer Agent the same fees that would have been paid to the Transfer Agent if all the accounts had been maintained by the Transfer Agent. The intermediaries may receive payments directly or indirectly from the Transfer Agent, the Adviser, or their affiliates for providing services to their clients who hold Fund shares.
Sub-Transfer Agent
Under its agreement with the Trust, the Transfer Agent may delegate one or more of its responsibilities to others at its expense. The Transfer Agent has engaged FIS Investor Services LLC (“FIS”), 4249 Easton Way, Suite 400, Columbus, Ohio 43219, to serve as sub-transfer agent and dividend disbursing agent for the Funds. Under its agreement with the Transfer Agent, FIS has agreed to (1) issue and redeem shares of the Funds; (2) address and mail all communications by the Funds to their shareholders, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders; (3) respond to correspondence or inquiries by shareholders and others relating to its duties; (4) maintain shareholder accounts and certain sub-accounts; and (5) make periodic reports to the Board concerning the Funds’ operations.
Underwriter and Distributor
The Trust has an agreement with Victory Capital Services, Inc. (“VCS”), 4900 Tiedeman Road, Brooklyn, Ohio 44144, an affiliate of the Adviser, for exclusive underwriting and distribution of the Funds' shares on a continuing, best efforts basis. This agreement provides that VCS will receive no fee or other compensation for such distribution services, but may receive 12b-1 fees with respect to Class A and Class C shares.
Securities Lending
The Funds, through a Securities Lending Agreement with Citibank, N.A. (“Citibank”), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned generally are cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. government securities and other securities as permitted by Securities and Exchange Commission (“SEC”) guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies. The Funds effectively do not have control of the non-cash collateral. Collateral requirements are determined daily based on the value of a Fund’s securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. A Fund also earns a return from the collateral. A Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, a Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.
The Funds’ agreement with Citibank does not include master netting provisions. Non-cash collateral received by a Fund may not be sold or repledged, except to satisfy borrower default.
The Victory Treasury Money Market Trust did not engage in any securities lending activities. The following reflects the dollar amounts of income and fees/compensation related to the Funds’ securities lending activities during the Funds’ fiscal year ended February 28, 2025:
Compliance Services
Effective July 1, 2019, as amended on July 1, 2021, the Trust entered into an Agreement to Provide Compliance Services (“Compliance Agreement”) with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The Funds in the Victory Funds complex, in the aggregate, compensate the Adviser for these services.
For the fiscal years ended February 28, 2026 and 2025, and February 29, 2024, the Funds paid Victory Capital for compliance services as follows.
Fund	2026	2025	2024
Victory Cornerstone Aggressive Fund		$3,287	$3,348
Victory Cornerstone Conservative Fund		$1,745	$1,960
Victory Cornerstone Equity Fund		$2,029	$1,950
Victory Cornerstone Moderate Fund		$9,510	$10,221
Victory Cornerstone Moderately Aggressive Fund		$22,837	$24,311
Victory Cornerstone Moderately Conservative Fund		$1,516	$1,727
Victory Emerging Markets Fund		$4,526	$5,775
Victory Government Securities Fund		$8,767	$9,077
Victory Growth and Tax Strategy Fund		$6,961	$6,882
Victory International Fund		$21,578	$23,118
Victory Precious Metals and Minerals Fund		$4,525	$4,705
Victory World Equity Fund		$11,748	$11,584

Fund	2026	2025	2024
Victory Treasury Money Market Trust		$7,195	$6,912
For the fiscal years ended February 28, 2026 and 2025, and February 29, 2024, the Funds paid Victory Capital for compliance services as follows.
Fund	2026	2025	2024
Victory Global Equity Income Fund		$523	$539
Victory Target Managed Allocation Fund		$4,124	$4,269
Legal Counsel
K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006, reviews certain legal matters for the Trust in connection with the shares offered by the prospectuses.
Independent Registered Public Accounting Firm
[ ]. located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as the independent registered public accounting firm for the Funds. In this capacity, the firm is responsible for the audits of the annual financial statements of each Fund. Effective March 11, 2025, Ernst & Young LLP (“EY”) resigned as the independent registered public accounting firm of the Funds.
Codes of Ethics
Each of the Trust, the Adviser, and the Distributor has adopted a Code of Ethics in accordance with Rule 17j-1 under the 1940 Act. The Adviser Code of Ethics applies to all Access Personnel (the Adviser’s directors, officers, and employees with investment advisory duties) and all Supervised Personnel (all of the Adviser’s directors, officers, and employees). Each Code of Ethics provides that Access Personnel must refrain from certain trading practices. Each Code of Ethics also requires all Access Personnel (and, in the Adviser Code of Ethics, all Supervised Personnel) to report certain personal investment activities, including, but not limited to, purchases or sales of securities that may be purchased or held by the Funds. Violations of any Code of Ethics can result in penalties, suspension, or termination of employment.
Proxy Voting Policies and Procedures
In accordance with the 1940 Act, the Trust has adopted policies and procedures for voting proxies related to equity securities held by the Funds (the “Proxy Voting Policy”). The Trust’s Proxy Voting Policy is designed to: (i) ensure that proxies are voted in the best interests of shareholders of the Funds with a view toward maximizing the value of their investments; (ii) address conflicts of interests between these shareholders, on the one hand, and affiliates of the Fund, the Adviser or the Distributor, on the other, that may arise regarding the voting of proxies; and (iii) provide for the disclosure of the Funds’ proxy voting records and the Proxy Voting Policy.
The Proxy Voting Policy delegates to the Adviser the obligation to vote the Funds’ proxies in the best interests of the Funds and their shareholders, subject to oversight by the Board. The Board has authorized the Adviser to delegate proxy voting authority with respect to a subadvised Fund to that Fund’s subadviser. Pursuant to such delegations, each of Lazard and Wellington Management is authorized to vote proxies on behalf of the applicable Fund or Funds for which it serves as subadviser, in accordance with the proxy voting policies and procedures of each such subadviser.
Summaries of the proxy voting policies and procedures for each of the Adviser, Lazard Asset Management LLC, and Wellington Management LLP are included in Appendix B.
The Funds’ Proxy Voting Policy provides that the Funds, in accordance with SEC rules, annually will disclose on Form N-PX the Funds’ proxy voting record. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is updated each year by August 31st and is available without charge, upon request, by calling toll free (800) 235-8396 or by accessing the SEC’s website at www.sec.gov.
Distribution and Service Plans
Multiple Class Information
The Victory Emerging Markets Fund, Victory Government Securities Fund, Victory Growth and Tax Strategy Fund, Victory International Fund, Victory Precious Metals and Minerals Fund, and Victory World Equity Fund are comprised of multiple classes of shares. Each class has a common investment objective and investment portfolio. The classes have different fees, expenses and/or minimum investment and eligibility requirements. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services and the application of performance fee adjustments. It is not the result of any difference in advisory or custodial fee rate schedules or other expenses related to the management of the Fund's assets, which do not vary by class.
Except as described below, the share classes have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The primary differences between the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.
Rule 12b-1 Distribution and Service Plans
The  Victory Growth and Tax Strategy Fund, Victory International Fund, Victory Precious Metals and Minerals Fund, and Victory World Equity Fund each has adopted a Distribution Plan pursuant to Rule 12b-1 (“Rule 12b-1 Plan”) under the 1940 Act, as amended, with respect to Class A and Class C shares. Under the Rule 12b-1 Plan such fees may cover expenses incurred by the Payee in connection with the distribution and/or servicing of Class A and Class C shares of the Fund and relating (among other things) to:
• compensation to the Payee and its employees;
• payment of the Payee’s expenses, including overhead and communication expenses;
• compensation to broker-dealers, financial intermediaries and other entities to pay or reimburse them for their services or expenses in connection with the distribution of Class A shares;
• printing and mailing of prospectuses, SAIs, and reports for prospective shareholders;
• the preparation and distribution of sales literature and advertising materials;
• responding to inquiries from shareholders or their financial representatives requesting information regarding the Victory Funds; and
• responding to inquiries by and correspondence from shareholders regarding ownership of their shares or their accounts.
The Distributor pays all or a portion of such fees to financial intermediaries that make the Class A and Class C shares available for investment by their customers and the Distributor may retain part of this fee as compensation for providing these services. If the fees received by the Distributor under the Rule 12b-1 Plan exceed its expenses, the Distributor may realize a profit from these arrangements. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment in the Class A or Class C shares and may cost you more than paying other types of sales charges. In addition, because some or all of the fees payable pursuant to the Rule 12b-1 Plan may be used to pay for shareholder services that are not related to prospective sales of the Fund, the Class A and Class C shares may continue to make payments under the Rule 12b-1 Plan even if the Fund terminates the sale of Class A or Class C shares to investors.
Class A Rule 12b-1 Plan. Under the Rule 12b-1 Plan, the Class A share class of each Fund pays a fee at the annual rate of up to 0.25% of that class’s average daily net assets to the Distributor, or such other entities as the Fund’s Board may approve (the Payee), as compensation for rendering services and bearing expenses in connection with activities primarily intended to result in the sale of Class A shares and/or providing services to shareholders of Class A shares. The fee may be split among intermediaries based on the level of services provided. The amount of fees paid by a Class A share class during any year may be more or less than the cost of distribution and other services provided to that class and its shareholders. Financial Industry Regulatory Authority (“FINRA”) rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid.
Class C Rule 12b-1 Plan. Under the Rule 12b1- Plan, the Class C share class of the Fund will pay to the Distributor a monthly fee at an annual rate of 1.00% of the average daily net assets of its Class C shares. Of this amount, 0.75% of the Fund’s Class C shares average daily net assets will be paid for general distribution services and for selling Class C shares. The Fund will pay 0.25% of its Class C shares average daily net assets to compensate financial institutions that provide personal services to Class C shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's Class C shares. Personal services to shareholders generally are provided by broker-dealers or other financial intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Rule 12b-1 Plans. Prior to approving the Rule 12b-1 Plan, the Trustees considered various factors relating to the implementation of the Rule 12b-1 Plan and determined that there is a reasonable likelihood that the Rule 12b-1 Plan will benefit each Fund, its Class A and Class C shares, and the shareholders of the Class A and Class C shares. Among other things, the Trustees noted that, to the extent the Rule 12b-1 Plan allows each Fund to sell Class A and Class C shares in markets to which it would not otherwise have access, the Rule 12b-1 Plan may result in additional sales of Fund shares, including to USAA members who do not hold mutual fund accounts directly with the Adviser, and would enhance each Fund's competitive position in relation to other funds that have implemented or are seeking to implement similar distribution arrangements. In addition, certain ongoing shareholder services may be provided more effectively by intermediaries with which shareholders have an existing relationship.
The plan is renewable from year to year with respect to the Class A and Class C share class of each Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Trustees and (2) by a vote of the majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the plan or any Rule 12b-1 related agreements, cast in person at a meeting called for the purpose of voting on such approval. The Rule 12b-1 Plan may not be amended to increase materially the amount of fees paid by any Class A and Class C share class thereunder unless such amendment is approved by a majority vote of the outstanding shares of such class and by the Trustees in the manner prescribed by Rule 12b-1 under the 1940 Act. The Rule 12b-1 Plan is terminable with respect to any Fund’s Class A and Class C share class at any time by a vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any Rule 12b-1 related agreements, or by a majority vote of the outstanding shares in that class. The Rule 12b-1 Plan requires that the Distributor provide, or cause to be provided, a quarterly written report identifying the amounts expended by the Class A and Class C shares and the purposes for which such expenditures were made to the Trustees for their review.
For the most recent fiscal year ended February 28, 2026, the Funds paid distribution services fees for expenditures under the Distribution and Shareholder Services Plan as set forth in the table below.

Fund	2026
Victory Growth and Tax Strategy Fund Class A
Victory Growth and Tax Strategy Fund Class C
Victory Precious Metals and Minerals Fund Class A
Victory World Equity Fund Class A
Other Compensation to Financial Intermediaries
In addition to the compensation paid by the Funds for the distribution and servicing of Class A shares described above, the Adviser or its affiliates, from time to time may make additional payments to financial intermediaries for the sale, distribution, and retention of shares of a Fund and for services to the shares of a Fund and its shareholders. These non-plan payments are intended to provide additional compensation to financial intermediaries for various services and may take the form of, among other things, “due diligence” payments for a dealer’s examination of the Funds and payments for providing extra employee training and information relating to Funds; “listing” fees for the placement of the Funds on a dealer’s list of mutual funds available for purchase by its customers; “finders” fees for directing investors to a Fund; “distribution and marketing support” fees or “revenue sharing” for providing assistance in promoting the sale of the Fund's shares; payments for the sale of shares and/or the maintenance of share balances; CUSIP fees; maintenance fees for, among other things, account maintenance and tax reporting; and set-up fees regarding the establishment of new accounts. These financial intermediaries may impose additional or different conditions than the Funds on purchases, redemptions or exchanges of shares. They also may independently establish and charge their customers or program participants transaction fees, account fees and other amounts in connection with purchases, redemptions and exchanges of shares in addition to any fees imposed by the Funds. The additional fees charged by financial intermediaries may vary and over time could increase the cost of an investment in the Funds and lower investment returns. Each financial intermediary is responsible for transmitting to its customers and program participants a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of these financial intermediaries or participants in programs serviced by them should contact the financial intermediary for information regarding these fees and conditions, if any.
From time to time, the Adviser or its affiliates also may pay a portion of the fees for administrative, networking, omnibus, operational and recordkeeping, sub-transfer agency, and shareholder services at its or their own expense and out of its or their legitimate profits.
Such revenue sharing payments are intended to compensate a financial intermediary for one or more of the following: (1) distribution, which may include expenses incurred by financial intermediaries for their sales activities with respect to a Fund, such as preparing, printing, and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for a Fund to be made available by such financial intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about a Fund, including a Fund on preferred or recommended lists or in certain sales programs sponsored by the intermediary, and sponsorship of sales meetings, which may include covering costs of providing speakers. The distributor may sponsor seminars and conferences designed to educate financial intermediaries about a Fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to educate financial intermediaries about a Fund and may help defray or compensate the financial intermediary for the costs associated with offering a Fund.
The additional payments made by the Adviser and its affiliates may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the financial intermediary involved, and may be different for different financial intermediaries. These payments may be negotiated based on a number of factors including, but not limited to, the financial intermediary’s reputation in the industry, ability to attract and retain assets, target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. The payments described above are made from the Adviser’s or its affiliates’ own assets pursuant to agreements with the financial intermediaries and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales.
The level of payments made to the financial intermediaries in any year will vary and normally will be based on a percentage of sales or assets attributable to that financial intermediary invested in the particular share class of a Fund. Furthermore, the Adviser or its affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the Adviser or its affiliates also may: (i) pay for the travel expenses, meals, lodging and entertainment of financial intermediary representatives and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to financial intermediaries and their salespersons. The amount of any payments is determined by us or the distributor, and all such amounts are paid out of our available assets or the assets of the distributor and do not directly affect the total expense ratio of a Fund. In addition, certain financial intermediaries may have access to certain services from Adviser or the distributor, including research reports and economic analysis, and portfolio analysis tools. In certain cases, the financial intermediary may not pay for these services.
In some instances, these incentives may be made available only to financial intermediaries whose representatives have sold or may sell a significant number of shares. The financial intermediaries receiving additional payments include those that may recommend that their clients consider or select a Fund for investment purposes, including those that may include one or more Funds on a “preferred” or “recommended” list of mutual funds. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Funds to its customers over shares of other funds. In addition, these payments may result in greater access by the Distributor or its affiliates to, without limitation, the financial intermediary, its representatives, advisors and consultants and sales meetings, than other funds, which do not make such payments or which make lower such payments. You should consult your financial adviser and review carefully any disclosure by the financial intermediary as to compensation received by your financial adviser for more information about the payments described above.
Shareholders of Class R6 shares do not require the same level of shareholder and administrative services from the Fund as shareholders of the other classes. In addition, the Manager and its affiliates do not pay any service, distribution, or administrative fees to financial intermediaries for services provided to the Class R6 shares and their shareholders. As a result, the Class R6 shares pay lower fees. Different fees and expenses will affect performance.
Portfolio Manager Disclosure
VICTORY CAPITAL
This section includes information about the Funds' portfolio managers, including information concerning other accounts they manage, the dollar range of Fund shares they own, and how they are compensated. For each Fund, the portfolio managers listed in the following table manage all of the other investment companies, other pooled investment vehicles, and other accounts shown below as a team.
Victory Income Investors
Accounts Managed
The following table sets forth the accounts for which the Funds' portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended February 28, 2026.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Victory Income Investors
R. Neal Graves	18	$24,002	0	$—	9	$306
James F. Jackson Jr.	18	$24,002	5	$633	9	$306
Cody Perkins	3	$3,421	0	$—	0	$—
Andrew Hattman	13	$10,893	0	$—	0	$—
Lauren Spalten	11	$7,902	0	$—	0	$—
Douglas Rollwitz	2	$3,017	0	$—	0	$—
Zach Winters	1	$60	0	$—	0	$—
The following table lists the number and types of Performance-Based accounts managed by each individual and assets under management in those accounts as of the last completed fiscal year.
	Registered Investment Companies		Other Pooled Investment Vehicle		Other Accounts
Name	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Victory Income Investors
R. Neal Graves	6	$14,604	0	$—	0	$—
James F. Jackson Jr.	6	$14,604	0	$—	0	$—
Cody Perkins	0	$—	0	$—	0	$—
Andrew Hattman	6	$6,475	0	$—	0	$—
Lauren Spalten	6	$6,475	0	$—	0	$—
Douglas Rollwitz	2	$3,016	0	$—	0	$—
Zach Winters	0	$—	0	$—	0	$—
Portfolio Ownership: As of February 28, 2026, the dollar range of shares beneficially owned by the portfolio managers of the Funds are set forth below:

Portfolio Manager	Fund	Dollar Range of Shares Beneficially Owned
R. Neal Graves	Victory Government Securities Fund	$100,001-$500,000
James F. Jackson Jr.	Victory Government Securities Fund	$50,001-$100,000
Zach Winters	Victory Government Securities Fund	$10,001 - $50,000
Lauren Spalten	Victory Growth and Tax Strategy Fund	None
Cody Perkins	Victory Treasury Money Market Trust	None
Andrew Hattman	Victory Growth and Tax Strategy Fund	None
	Victory Treasury Money Market Trust	None
Douglas Rollwitz	Victory Treasury Money Market Trust	None
RS Investments
Accounts Managed
The following table sets forth accounts for which the Funds' portfolio managers were primarily responsible for the day-to-day portfolio management as of February 28, 2026.

	Registered Investment Companies		Other Pooled Investment Vehicle		Other Accounts
Name	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Victory International Fund and Victory World Equity Fund
U-Wen Kok	6	$3,515	1	$415	6	$4,343
Adam Mezan	6	$3,515	1	$415	6	$4,343
Victory World Equity Fund
Joseph Mainelli	8	$3,107	2	$139	13	$83
Robert J. Harris	8	$3,107	2	$139	13	$83
The following table lists the number and types of Performance-Based accounts managed by each individual and assets under management in those accounts as of the last completed fiscal year.
	Registered Investment Companies		Other Pooled Investment Vehicle		Other Accounts
Name	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Victory International Fund and Victory World Equity Fund
U-Wen Kok	3	$1,611	0	$—	0	$—
Adam Mezan	3	$1,611	0	$—	0	$—
Victory World Equity Fund
Joseph Mainelli	3	$833	0	$—	0	$—
Robert J. Harris	3	$833	0	$—	0	$—
Portfolio Ownership: As of February 28, 2026, no portfolio managers of RS Investments beneficially owned any shares of the Funds that they manage.
Trivalent Investments
Accounts Managed
The following table sets forth accounts for which the Fund’s portfolio managers were primarily responsible for the day-to-day portfolio management as of February 28, 2026.

	Registered Investment Companies		Other Pooled Investment Vehicle		Other Accounts
Name	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Victory Emerging Markets Fund
Robert D. Cerow	1	$70	0	$—	0	$—
John W. Evers	5	$3,721	3	$823	3	$605
Victory International Fund and Victory World Equity Fund
Peter S. Carpenter	5	$921	2	$85	1	$193
Jeffrey R. Sullivan	5	$921	2	$85	1	$193
The following table lists the number and types of Performance-Based accounts managed by each individual and assets under management in those accounts as of the last completed fiscal year.

	Registered Investment Companies		Other Pooled Investment Vehicle		Other Accounts
Name	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Victory Emerging Markets Fund
Robert D. Cerow	1	$70	0	$—	0	$—
John W. Evers	1	$70	0	$—	0	$—
Victory International Fund and Victory World Equity Fund
Peter S. Carpenter	3	$693	0	$—	0	$—
Jeffrey R. Sullivan	3	$693	0	$—	0	$—
Portfolio Ownership: As of February 28, 2026, no portfolio managers of Trivalent Investments beneficially owned any shares of the Fund they manage.
Pioneer Investments
Accounts Managed
The following table sets forth accounts for which the Fund’s portfolio managers were primarily responsible for the day-to-day portfolio management as of May 31, 2025.

	Registered Investment Companies		Other Pooled Investment Vehicle		Other Accounts
Name	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Victory World Equity Fund
John Peckham	3	$528	4	$2,837	2	$71.46
Brian Chen	4	$1,344.6	4	$2,857	2	$71.46
Jeffrey Sacknowitz	4	$1,344.6	1	$158.1	2	$71.46
The following table lists the number and types of Performance-Based accounts managed by each individual and assets under management in those accounts as of the last completed fiscal year.
	Registered Investment Companies		Other Pooled Investment Vehicle		Other Accounts
Name	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Victory World Equity Fund
John Peckham	0	$—	1	$2,673.6	0	$—
Brian Chen	0	$—	2	$2,851.7	0	$—
Jeffrey Sacknowitz	0	$—	0	$—	0	$—
Portfolio Ownership: As of May 31, 2025, no portfolio managers of Pioneer Investments beneficially owned any shares of the Fund they manage.
Victory Solutions
Accounts Managed
The following table sets forth the accounts for which the Funds' portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended February 28, 2026.

	Registered Investment Companies		Other Pooled Investment Vehicle		Other Accounts
Name	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Mannik Dhillon	61	$62,414	3	$69	19	$4,128
Lance Humphrey	20	$12,018	0	$—	4	$1,984
Elie Masri	3	$3,219	0	$—	0	$—
Lela Dunlap	14	$10,061	0	$—	4	$1,984
The following table lists the number and types of Performance-Based accounts managed by each individual and assets under management in those accounts as of the last completed fiscal year.
	Registered Investment Companies		Other Pooled Investment Vehicle		Other Accounts
Name	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Mannik Dhillon	15	$19,975	0	$—	0	$—
Lance Humphrey	2	$514	0	$—	0	$—
Elie Masri	3	$3,219	0	$—	0	$—
Lela Dunlap	0	$—	0	$—	0	$—
Portfolio Ownership. As of February 28, 2026, the dollar range of shares beneficially owned by the portfolio managers of the Funds are set forth below:

Portfolio Manager	Fund	Dollar Range of Shares Beneficially Owned
Mannik Dhillon	Victory Cornerstone Conservative Fund	None
	Victory Cornerstone Moderately Conservative Fund	None
	Victory Cornerstone Moderate Fund	None
	Victory Cornerstone Moderately Aggressive Fund	None
	Victory Cornerstone Aggressive Fund	None
	Victory Cornerstone Equity Fund	None
	Victory Emerging Markets Fund	$1 - $10,000
	Victory Growth and Tax Strategy Fund	None
	Victory International Fund	$1 - $10,000
	Victory Precious Metals and Minerals Fund	None
	Victory World Equity Fund	None
	Victory Global Equity Income Fund	None
	Victory Target Managed Allocation Fund	None
Lance Humphrey	Victory Cornerstone Conservative Fund	$10,001 - $50,000
	Victory Cornerstone Moderately Conservative Fund	None
	Victory Cornerstone Moderate Fund	None
	Victory Cornerstone Moderately Aggressive Fund	None
	Victory Cornerstone Aggressive Fund	None
	Victory Cornerstone Equity Fund	$100,001 - $500,000
	Victory Growth and Tax Strategy Fund	None
	Victory Precious Metals and Minerals Fund	None
	Victory Global Equity Income Fund	None
	Victory Target Managed Allocation Fund	None
Elie Masri	Victory Precious Metals and Minerals Fund	$10,001 - $50,000
	Victory Global Equity Income Fund	$10,001 - $50,000
Lela Dunlap	Victory Cornerstone Conservative Fund	$10,001 - $50,000

Portfolio Manager	Fund	Dollar Range of Shares Beneficially Owned
	Victory Cornerstone Moderately Conservative Fund	None
	Victory Cornerstone Moderate Fund	None
	Victory Cornerstone Moderately Aggressive Fund	$1 - $10,000
	Victory Cornerstone Aggressive Fund	None
	Victory Cornerstone Equity Fund	$100,001 - $500,000
	Victory Growth and Tax Strategy Fund	$10,001 - $50,000
	Victory Target Managed Allocation Fund	None
Conflicts of Interest
The Adviser’s portfolio managers are often responsible for managing one or more Funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than a Fund and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts he or she manages or supports. The side-by-side management of the Funds along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less liquid securities or initial public offering; and/or (3) desirable trade allocations to such other accounts. In addition, certain trading practices, such as cross-trading between Funds or between a Fund and another account, raise conflict of interest issues. The Adviser has adopted numerous compliance policies and procedures, including a Code of Ethics, and brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Adviser has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) and compliance staff whose activities are focused on monitoring the activities of the Adviser’s investment franchises and employees in order to detect and address potential and actual conflicts of interest. However, there can be no assurance that the Adviser’s compliance program will achieve its intended result.
Portfolio Manager Compensation
The Adviser has designed the structure of its portfolio managers’ compensation to (1) align portfolio managers’ interests with those of the Adviser’s clients with an emphasis on long-term, risk-adjusted investment performance, (2) help the Adviser attract and retain high-quality investment professionals, and (3) contribute to the Adviser’s overall financial success. Each of the portfolio managers receives a base salary plus an annual incentive bonus for managing a Fund, separate accounts, other investment companies, other pooled investment vehicles and other accounts (including any accounts for which the Adviser receives a performance fee) (together, “Accounts”). A portfolio manager’s base salary is dependent on the portfolio manager’s level of experience and expertise. The Adviser monitors each portfolio manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various independent, third-party consultants that specialize in competitive salary information. Such data, however, is not considered to be a definitive benchmark.
Members of the Adviser’s Victory Solutions platform may earn incentive compensation based on the performance of the Victory Solutions platform. Members of the Adviser’s other investment franchises may earn incentive compensation based on a percentage of the Adviser’s revenue attributable to fees paid by Accounts managed by that team. The chief investment officer or a senior member of the team, in coordination with the Adviser, determines the allocation of the incentive compensation earned by the team among the team’s portfolio managers by establishing a “target” incentive for each portfolio manager based on the portfolio manager’s level of experience and expertise in the portfolio manager’s investment style. Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to the Adviser’s philosophy and values, such as leadership, risk management and teamwork. The annual incentive bonus also factors in individual investment performance of each portfolio manager’s portfolio or Fund relative to a selected peer group(s). The overall performance results for a portfolio manager are based on the composite performance of all Accounts managed by that manager on a combination of one-, three-, and five-year rolling performance periods as compared to the performance information of a peer group of similarly-managed competitors.
The Adviser’s portfolio managers may participate in the equity ownership plan of the Adviser’s parent company. There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm. Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.

Lazard
Other Accounts Managed
The following table sets forth other accounts for which the Victory Emerging Markets Fund portfolio managers were primarily responsible for the day-to-day portfolio management as of March 31, 2025.

	Registered Investment Companies		Other Pooled Investment Vehicle		Other Accounts
Name	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Stephen Marra	2	$217.0	10	$1,266.4	3	$175.5
James Donald	11	$8,447.6	12	$5,400.8	68	$10,514.4
Kevin O'Hare	1	$85.8	1	$103.7	8	$309.6
The following table lists the number and types of Performance-Based accounts managed by each individual and assets under management in those accounts as of the last completed fiscal year.
	Registered Investment Companies		Other Pooled Investment Vehicle		Other Accounts
Name	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Stephen Marra	0	$—	0	$—	0	$—
James Donald	1	$3,925.3	0	$—	3	$655.1
Kevin O'Hare	0	$—	0	$—	0	$—
Material Conflicts Related to Management of Similar Accounts. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which a Portfolio may invest or that may pursue a strategy similar to one of the Portfolio's component strategies (collectively, "Similar Accounts"), the Investment Manager has procedures in place that are designed to ensure that all accounts are treated fairly and that the Portfolio is not disadvantaged, including procedures regarding trade allocations and "conflicting trades" (e.g., long and short positions in the same security, as described below). In addition, each Portfolio, as a series of a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.
Potential conflicts of interest may arise because of the Investment Manager's management of a Portfolio and Similar Accounts, including the following:
1. Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as the Investment Manager may be perceived as causing accounts it manages to participate in an offering to increase the Investment Manager's overall allocation of securities in that offering, or to increase the Investment Manager's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Investment Manager may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. These potential allocation and trading conflicts are relevant primarily for all portfolio managers of the Portfolios focusing on small capitalization companies, whose shares tend to have more limited and volatile trading than those of companies with larger market capitalizations (Small-Mid Cap and International Small Cap Portfolios).
2. Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Portfolios, that they are managing on behalf of the Investment Manager. Although the Investment Manager does not track each individual portfolio manager's time dedicated to each account, the Investment Manager periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage a Portfolio. As illustrated in the table above, most of the portfolio managers of the Portfolios manage a significant number of Similar Accounts (10 or more) in addition to the Portfolio(s) managed by them.
3. Generally, the Investment Manager and/or some or all of a Portfolio's portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since certain of the portfolio managers do not invest in the Portfolios.
4. The portfolio managers noted in the table above manage Similar Accounts with respect to which the advisory fee is based on the performance of the account, which could give the portfolio managers and the Investment Manger an incentive to favor such Similar Accounts over the corresponding Portfolios. In addition, certain hedge funds managed by the Investment Manager (but not the Portfolios' portfolio managers) may also be permitted to sell securities short. When the Investment Manager engages in short sales of securities of the type in which a Portfolio invests, the Investment Manager could be seen as harming the performance of the Portfolio for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, the Investment Manager has procedures in place to address these conflicts.
Compensation for Portfolio Managers. The Investment Manager's portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, invest in securities in which the Fund may invest or pursue a strategy similar to a Portfolio's strategies. Portfolio managers responsible for managing the Portfolios may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as "wrap accounts") and model portfolios.
The Investment Manager compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock and restricted interests in funds managed by the Investment Manager or its affiliates. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager's compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce the Investment Manager's investment philosophy.
Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.
Variable bonus is based on the portfolio manager's quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark (as set forth in the prospectus or other governing document) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. The variable bonus for each Portfolio's portfolio management team in respect of its management of the Portfolio is determined by reference to the MSCI Emerging Markets Index. The portfolio manager's bonus also can be influenced by subjective measurement of the manager's ability to help others make investment decisions. A portion of a portfolio manager's variable bonus is awarded under a deferred compensation arrangement pursuant to which the portfolio manager may allocate certain amounts awarded among certain Portfolios, in shares that vest in two to three years.
Portfolio Ownership: As of February 28, 2026, no portfolio managers of Lazard beneficially owned any shares of the Victory Emerging Markets Fund.
Wellington Management
Other Accounts Managed
The following table sets forth other accounts for which the Victory International Fund portfolio managers were primarily responsible for the day-to-day portfolio management as of February 28, 2026.

	Registered Investment Companies		Other Pooled Investment Vehicle		Other Accounts
Name	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
James H. Shakin	6	$8,244.9	10	$2,884.7	11	$3,617.9
Andrew M. Corry	6	$8,244.9	15	$2,885.7	11	$3,617.9
The following table lists the number and types of Performance-Based accounts managed by each individual and assets under management in those accounts as of the last completed fiscal year.
	Registered Investment Companies		Other Pooled Investment Vehicle		Other Accounts
Name	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
James H. Shakin	0	$—	0	$—	1	$73.1
Andrew M. Corry	0	$—	0	$—	1	$73.1
Conflicts of Interest: Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s managers listed in the prospectuses who are primarily responsible for the day-to-day management of the Funds (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Funds. The Investment Professionals make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Fund.
An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the relevant Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Funds. The Investment Professionals listed in the chart above also manage accounts, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation: Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Investment Subadvisory Agreement between Wellington Management and the Manager on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended February 28, 2026.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s managers listed in the prospectuses who are primarily responsible for the day-to-day management of the Fund (the “Investment Professionals”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount determined by the managing partners of Wellington Management Group LLP. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one-, three- and five-year periods, with an emphasis on five-year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Investment Professionals, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals also may be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Shakin and Corry are Partners.

Fund	Benchmark Index and/or Peer Group for Incentive Period
Victory International Fund	MSCI EAFE Index
Portfolio Ownership: As of the fiscal year ended February 28, 2026, no portfolio managers of Wellington Management beneficially owned any shares of the Fund.
Portfolio Holdings Disclosure
The Board has adopted policies and procedures with respect to the disclosure of each Fund’s portfolio holdings by the Fund, the Adviser, or their affiliates. These policies and procedures provide that each Fund’s portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. These policies and procedures apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of a Fund, third parties providing services to the Funds (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Funds.
The Trust’s Chief Compliance Officer is responsible for monitoring each Fund’s compliance with these policies and procedures and for providing regular reports (at least annually) to the Board regarding the adequacy and effectiveness of the policy and recommend changes, if necessary.
Public Disclosure
The Funds disclose their complete portfolio holdings in its annual and semi annual reports to shareholders, which are sent to shareholders, and quarterly schedules of portfolio holdings no later than 60 days after the relevant fiscal period and are available on the Funds’ website, VictoryFunds.com. The Funds also file their complete portfolio holdings with the SEC for the first and third fiscal quarters on Form N-PORT. You can find these filings on the SEC’s website, www.sec.gov, and the Funds’ portfolio holdings are available at VictoryFunds.com in accordance with Rule 30e-3 under the 1940 Act.
In addition, the Funds disclose their complete portfolio holdings as of the quarter-end on the Funds’ website no earlier than the 15th day following the end of the calendar quarter (and five days in the case of money market funds). The Victory Treasury Money Market Trust will post information relating to its portfolio holdings on vcm.com five business days after the end of each month and will keep such information on the website for six months thereafter. The Funds except the Victory Cornerstone Conservative and Victory Cornerstone Equity Funds, which do not publish top 10 holdings, intend to publish their top 10 holdings on the Funds’ website on a monthly basis no earlier than the 10th day following the end of the month.

Non-Public Disclosures
The Adviser may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Funds’ policies provide that non-public disclosures of a Fund’s portfolio holdings may only be made if: (i) the Fund has a “legitimate business purpose” (as determined by the President of the Trust) for making such disclosure; and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information and describes any compensation to be paid to the Fund or any “affiliated person” of the Adviser or Distributor, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.
The Adviser will consider any actual or potential conflicts of interest between the Adviser and a Fund’s shareholders and will act in the best interest of the Fund’s shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser will not authorize such release.
Ongoing Arrangements to Disclose Portfolio Holdings
As previously authorized by the Board and/or the Trust’s executive officers, a Fund periodically discloses non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Fund in its day-to-day operations, as well as public information to certain ratings organizations. These entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from a Fund. In none of these arrangements does a Fund or any “affiliated person” of the Adviser or Distributor receive any compensation, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Adviser and Fund Accountant	Victory Capital Management Inc.	Daily.
Underwriter and Distributor	Victory Capital Services, Inc.	Daily.
Custodian	Citibank, N.A.	Daily.
Sub-Fund Accountant	Citi Fund Services Ohio, Inc.	Daily.
Financial Data Service	FactSet Research Systems, Inc.	Daily.
Liquidity Risk Management Service Provider	MSCI, Inc.	Daily.
Independent Registered Public Accounting Firm	Cohen & Company, Ltd.	Annual Reporting Period: within 15 business days of end of reporting period.
Legal Counsel, for EDGAR filings on Forms N-CSR and Form N-PORT	K&L Gates LLP	Up to 30 days before filing with the SEC.
Ratings Agency	Lipper	Quarterly, no later than 15 calendar days after the end of the previous quarter.
Ratings Agency	Morningstar	Quarterly, no later than 15 calendar days after the end of the previous quarter.
Financial Data Service	Bloomberg L.P.	Quarterly, no later than 15 calendar days after the end of the previous quarter.
These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information, except as necessary in providing services to a Fund.
There is no guarantee that a Fund’s policies on use and dissemination of holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of such information.

Appendix A - Long-Term and Short-Term Debt Ratings
1. Long-Term Debt Ratings:
Moody’s Investors Service, Inc. (Moody’s)
Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa Obligations rated Baa are subject to moderate credit risk. They are judged to be medium-grade and as such may possess certain speculative characteristics.
Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B Obligations rated B are considered speculative and are subject to high credit risk.
Caa Obligations rated Caa are judged to be speculative, of poor standing, and are subject to very high credit risk.
Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C Obligations rated C are the lowest rated and typically are in default, with little prospect for recovery of principal and interest.
Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification. Modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, modifier 2 indicates a mid-range ranking, and modifier 3 indicates a ranking in the lower end of that generic rating category.
S&P Global Ratings (S&P)
AAA An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA An obligation rated ‘AA’ differs from the highest-rated obligation only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
Obligations rated ‘BB,’ ‘B,’ ‘CCC,’ ‘CC,’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
B An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.
NR This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.
Plus (+) or Minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
Fitch Ratings Inc. (Fitch)
AAA Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse or economic conditions than is the case for higher ratings.
BBB Good credit quality. “BBB” ratings indicate that expectations of default are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
BB Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.
B Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC Substantial credit risk. Default is a real possibility.
CC Very high levels of credit risk. Default of some kind appears probable.
C Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:
a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
c. the formal announcement by the issuer or its agent of a distressed debt exchange;
d. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.
RD Restricted Default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:
a. an uncured payment default on a bond, loan or other material financial obligation, but
b. has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and
c. has not otherwise ceased operating.

This would include:
i. the selective payment default on a specific class or currency of debt;
ii. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
iii. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; and iv. ordinary execution of a distressed debt exchange on one or more material financial obligations.
D Default. “D” ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure or that has otherwise ceased business.
Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
2. Short-Term Debt Ratings:
Moody’s Municipal Obligations
MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, high reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Moody’s Demand Obligations
VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.
VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.
VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.
SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack structural or legal protections.
Moody’s Corporate and Government
Prime-1 Ratings of Prime-1 reflect a superior ability to repay short-term obligations.
Prime-2 Ratings of Prime-2 reflect a strong ability to repay short-term obligations.
Prime-3 Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
S&P Municipal
SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.
D ‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
S&P Corporate and Government
A-1 A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2 A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.
A-3 A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
B A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
C A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to ‘D’ if it is subject to a distressed debt restructuring.
Fitch
F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.
B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.
C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
D Default. Denotes actual or imminent payment default.

Appendix B - Summary of Proxy Voting Policies and Procedures
Victory Capital Management Inc. (the “Adviser”)
To assist the Adviser in making proxy-voting decisions, the Adviser has adopted a Proxy Voting Policy (“Policy”) that establishes voting guidelines (“Proxy Voting Guidelines”) with respect to certain recurring issues. The Policy is reviewed on an annual basis by the Adviser’s Proxy Committee (“Proxy Committee”) and revised when the Proxy Committee determines that a change is appropriate. The Board annually reviews the Trust’s Proxy Voting Policy and the Adviser’s Policy and determines whether amendments are necessary or advisable.
Voting under the Adviser’s Policy may be executed through administrative screening per established guidelines with oversight by the Proxy Committee or upon vote by a quorum of the Proxy Committee. The Adviser allows its Investment Franchises to modify their voting instructions against that of the default policy on a case-by-case basis, provided sufficient justification is provided and approved by the Proxy Committee. The Adviser delegates to Institutional Shareholder Services (“ISS”), an independent service provider, the non-discretionary administration of proxy voting for the Trust, subject to oversight by the Adviser’s Proxy Committee. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by the Adviser.
The Adviser votes proxies in the best interests of the Funds and their shareholders. This entails voting client proxies with the objective of increasing the long-term economic value of Fund assets. The Adviser’s Proxy Committee determines how to vote proxies by following established guidelines, which are intended to assist in voting proxies and are not considered to be rigid rules. The Proxy Committee is directed to apply the guidelines as appropriate. On occasion, however, a contrary vote may be warranted when such action is in the best interests of the Funds or if required by the Board or the Funds’ Proxy Voting Policy. In such cases, the Adviser may consider, among other things:
• the effect of the proposal on the underlying value of the securities
• the effect on marketability of the securities
• the effect of the proposal on future prospects of the issuer
• the composition and effectiveness of the issuer’s board of directors
• the issuer’s corporate governance practices
• the quality of communications from the issuer to its shareholders
The Adviser also may take into account independent third-party, general industry guidance or other corporate governance review sources when making decisions. It may additionally seek guidance from other senior internal sources with special expertise on a given topic where it is appropriate. The Adviser generally votes on a case-by-case basis, taking into consideration whether implementation of an Environmental, Social, and Governance (“ESG”)-related proposal is likely to enhance or protect shareholder value. The investment team’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in a Fund’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.
The following examples illustrate the Adviser’s policy with respect to some common proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Adviser supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.
Directors
• The Adviser generally supports the election of directors in uncontested elections, except when there are issues of accountability, responsiveness, composition, and/or independence.
• The Adviser generally supports proposals for an independent chair taking into account factors such as the current board leadership structure, the company’s governance practices, and company performance.
• The Adviser generally supports proxy access proposals that are in line with the market standards regarding the ownership threshold, ownership duration, aggregation provisions, cap on nominees, and do not contain any other unreasonably restrictive guidelines.
• The Adviser reviews contested elections on a case-by-case basis taking into account such factors as the company performance, particularly the long-term performance relative to the industry; the management track record; the nominee qualifications and compensatory arrangements; the strategic plan of the dissident and its critique of the current management; the likelihood that the proposed goals and objectives can be achieved; the ownership stakes of the relevant parties; and any other context that is particular to the company and the nature of the election.
Capitalization & Restructuring
• The Adviser generally supports capitalization proposals that facilitate a corporate transaction that is also being supported and for general corporate purposes so long as the increase is not excessive and there are no issues of superior voting rights, company performance, previous abuses of capital, or insufficient justification for the need for additional capital.
Mergers and Acquisitions
• The Adviser reviews mergers and acquisitions on a case-by-case basis to balance the merits and drawbacks of the transaction and factors such as valuation, strategic rationale, negotiations and process, conflicts of interest, and the governance profile of the company post-transaction.
Compensation
• The Adviser reviews all compensation proposals for pay-for-performance alignment, with emphasis on long-term shareholder value; arrangements that risk pay for failure; independence in the setting of compensation; inappropriate pay to non-executive directors, and the quality and rationale of the compensation disclosure.
• The Adviser will generally vote FOR advisory votes on executive compensation (“say on pay”) unless there is a pay-for-performance misalignment; problematic pay practice or non-performance-based element; incentive for excessive risk-taking, options backdating; or a lack of compensation committee communication and/or responsiveness to shareholder concerns.
• The Adviser will vote case-by-case on equity-based compensation plans taking into account factors such as the plan cost; the plan features; and the grant practices as well as any overriding factors that may have a significant negative impact on shareholder interests.
Social and Environmental Issues
• The Adviser generally will vote in line with the Board’s recommendations, with support limited to circumstances where it is considered that greater disclosure will directly enhance or protect shareholder value and is reflective of a clearly established reporting standard in the market.
Occasionally, conflicts of interest arise between the Adviser’s interests and those of a Fund or another client. When this occurs, the Proxy Committee must document the nature of the conflict and vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue. In the event that the Proxy Voting Guidelines are inapplicable or do not mitigate the conflict, the Adviser will seek the opinion of the Adviser’s Chief Compliance Officer or consult with an external independent adviser. In the case of a Proxy Committee member having a personal conflict of interest (e.g. a family member is on the board of the issuer), such member will abstain from voting. Finally, the Adviser reports to the Board annually any proxy votes that took place involving a conflict, including the nature of the conflict and the basis or rationale for the voting decision made.
The Adviser generally will vote on proposals presented to shareholders of portfolio securities held by the Funds. However, the Adviser reserves the right not to vote on such proposals where it determines that the cost of exercising voting rights on behalf of a Fund exceeds the benefit of exercising such voting rights. In addition, the Adviser generally will not vote on proposals presented to shareholders with respect to foreign securities that are on loan under the Victory Funds’ securities lending program. In this connection, the Adviser has determined that the potential return from lending such securities generally is more advantageous to the Victory Fund than recalling such securities from the borrower to exercise voting rights with respect thereto. In addition, the Adviser generally will not vote on proposals presented to shareholders with respect to foreign securities that are subject to share blocking where the foreign company prevents the sale of shares for a certain period of time around the shareholder meeting. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions typically outweighs the advantages of voting at the shareholder meeting. The Adviser has retained ISS to receive proxy statements, provide voting recommendations, vote shares according to our instructions, and to keep records of our votes on behalf of the Victory Funds. ISS has developed a set of criteria for evaluating and making recommendations on proxy voting issues (for example, elections of boards of directors or mergers and reorganizations). These criteria and general voting recommendations are set forth in the ISS Proxy Voting Guidelines as customized by the Adviser with respect to certain matters. The Adviser retains the authority to determine the final vote for securities held by the Victory Funds.

Lazard Asset Management LLC
Introduction
Lazard Asset Management LLC and its investment advisory subsidiaries (“Lazard” or the “firm”) provide investment management services for client accounts, including proxy voting services. As a fiduciary, Lazard is obligated to vote proxies in the best interests of its clients over the long-term. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interests, and within the framework of this Proxy Voting Policy (the “Policy”). 1
Lazard manages assets for a variety of clients worldwide, including institutions, financial intermediaries, sovereign wealth funds, and private clients. To the extent that proxy voting authority is delegated to Lazard, Lazard’s general policy is to vote proxies on a given issue in the same manner for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes (i) will maximize sustainable shareholder value as a long-term investor; (ii) is in the best interest of its clients; and (iii) the votes that it casts are intended in good faith to accomplish those objectives.
This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. Lazard will look to alleviate the potential conflict by voting according to pre-approved guide- lines. In conflict situations where a pre-approved guideline is to vote case-by-case, Lazard will vote according to the recommendation of one of the proxy voting services Lazard retains to provide independent analysis. More information on how Lazard handles material conflicts of interest in proxy voting is provided in Section F of this Policy.
Responsibility to Vote Proxies
Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account for which Lazard exercises no investment discretion are not voted by Lazard, nor are shares that a client has authorized their custodian bank to use in a stock loan program which passes voting rights to the party with possession of the shares.
General Administration
Overview and Governance
Lazard’s proxy voting process is administered by members of its Operations Department (“the Proxy Administration Team”). Oversight of the process is provided by Lazard’s Legal & Compliance Department and by a Proxy Committee comprised of senior investment professionals, members of the Legal & Compliance Department, the firm’s Co-Heads of Sustainable Investment & Environmental, Social and Corporate Governance (“ESG”) and other personnel. The Proxy Committee meets regularly, generally on a quarterly basis, to review this Policy and other matters relating to the firm’s proxy voting functions. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as needed. A representative of Lazard’s Legal & Compliance Department will participate in all Proxy Committee meetings.
A quorum for the conduct of any meeting will be met if a majority of the Proxy Committee’s members are in attendance by phone or in person. Decisions of the Proxy Committee will be made by consensus and minutes of each meeting will be taken and maintained by the Legal & Compliance Department. The Proxy Committee may, upon consultation with Lazard’s Chief Compliance Officer, General Counsel or his/her designee, take any action that it believes to be necessary or appropriate to carry out the purposes of the Policy. The Chief Compliance Officer, General Counsel or his/her designee, is responsible for updating this Policy, interpreting this Policy, and may act on behalf of the Proxy Committee in circumstances where a meeting of the members is not feasible.
Role of Third Parties
Lazard currently subscribes to advisory and other proxy voting services provided by Institutional Shareholder Services Inc. (“ISS”) and Glass, Lewis & Co. (“Glass Lewis”). These proxy advisory services provide independent analysis and recommendations regarding various companies’ proxy proposals. While this research serves to help improve our understanding of the issues surrounding a company’s proxy proposals, Lazard’s Portfolio Manager/ Analysts and Research Analysts (collectively, “Portfolio Management”) are responsible for providing the vote recommendation for a given proposal except when the Conflicts of Interest policy applies (see Section F).
ISS provides additional proxy-related administrative services to Lazard. ISS receives on Lazard’s behalf all proxy information sent by custodians that hold securities on behalf of Lazard’s clients and sponsored funds. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS’ analysis. The Proxy Administration Team reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services. Members of the Proxy Committee, along with members of the Legal & Compliance Team, conducts periodic due diligence of ISS and Glass Lewis consisting of an annual questionnaire and, as appropriate, on site visits.
The Proxy Committee believes that the Policy is consistent with the firm’s Corporate Governance Principals and ESG and Climate Change Policies at https://www.lazardassetmanage- ment.com/about/esg.
Voting Process
The Proxy Committee has approved proxy voting guidelines applicable to specific types of common proxy proposals (the “Approved Guidelines”). As discussed more fully below in Section D of this Policy, depending on the proposal, an Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.
For each shareholder meeting the Proxy Administration Team provides Portfolio Management with the agenda and proposals, the Approved Guidelines, independent vote recommendations from Glass Lewis and ISS and supporting analyses for each proposal. Unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, or where a potential material conflict of interest exists, the Proxy Administration Team will generally vote the proposal according to the Approved Guideline. In cases where Portfolio Management recommends a vote contrary to the Approved Guideline, a member of the Proxy Administration Team will contact a member of the Legal & Compliance Department advising the Proxy Committee. Such communication, which may be in the form of an e-mail, shall include: the name of the issuer, a description of the proposal, the Approved Guideline, any potential conflict of interest presented and the reason(s) Portfolio Management believes a proxy vote in this manner is in the best interest of clients In such cases, the Proxy Committee and the Legal & Compliance Department will review the proposal and make a determination.
Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by-case basis, Lazard believes that Portfolio Management is best able to evaluate the potential impact to shareholders resulting from a particular proposal.
Similarly, with respect to certain Lazard strategies, as discussed more fully in Sections F and G below, the Proxy Administration Team will consult with Portfolio Management to determine when it would be appropriate to abstain from voting. The Proxy Administration Team seeks Portfolio Management’s recommendation on how to vote all such proposals. The Proxy Administration Team may also consult with Lazard’s Chief Compliance Officer, General Counsel or his/her designee, and may seek the final approval of the Proxy Committee regarding a recommendation by Portfolio Management.
As a global firm, we recognize that there are differing governance models adopted in various countries and that local laws and practices vary widely. Although the Approved Guidelines are intended to be applied uniformly world-wide, where appropriate, Lazard will consider regional/local law and guidance in applying the Policy.
Specific Proxy Items
Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a change in a company’s name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation/ issues, election of directors, mergers and other significant transactions and social or political issues. Lazard’s Approved Guidelines for certain common agenda items are outlined below. The Proxy Committee will also consider any other proposals presented and determine whether to implement a new Approved Guideline.
Certain strategy-specific considerations may result in Lazard voting proxies other than according to the Approved Guidelines, not voting shares at all, issuing standing instructions to ISS on how to vote certain proxy matters on behalf of Lazard, or taking other action where unique circumstances require special voting efforts or considerations. These considerations are discussed in more detail in Section G, below.
Routine Items
Lazard generally votes routine items as recommended by the issuer’s management and board of directors, based on the view that management is generally in a better position to assess these matters. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to long-term shareholder value.
Routine items generally include:
• issues relating to the timing or conduct of annual meetings;
• provisionary financial budgets and strategy for the current year;
• proposals that allow votes submitted for the first call of the shareholder meeting to be considered in the event of a second call;

• proposals to receive or approve of variety of routine reports (Lazard will generally vote FOR the approval of financial statements and director and auditor reports unless there are concerns about the accounts presented or audit procedures used or the company is not responsive to shareholder questions about specific items that should be publicly disclosed); and
• changes to a company’s name.
Amendments to Board Policy/Charter/Regulation:
Proposals to amend a company’s Articles of Association and other bylaws are commonly seen at shareholder meetings. Companies usually disclose what is being amended, or the amended bylaws, or both in their meeting circulars. Amendments are nearly always bundled together as a single voting resolution, and Lazard’s general approach is to review these amendments on a case-by-case basis and to oppose article amendments as a whole when they include changes Lazard opposes.
Lazard has Approved Guidelines generally to vote FOR bylaw amendments that are driven by regulatory changes and are technical in nature or meant to update company-specific information such as address and/or business scope.
Lazard has Approved Guidelines generally to vote AGAINST bylaw amendments if
• there is no disclosure on the proposed amendments or full text of the amended bylaw; or
• the amendments include increase in the decision authority of what is considered “excessive” and the company fails to provide a compelling justification.
Corporate Governance and Shareholder Rights
Many proposals address issues related to corporate governance and shareholder rights. These items often relate to a board of directors and its committees, anti-takeover measures, and the conduct of the company’s shareholder meetings.
Board of Directors and its Committees2
Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer’s board of directors.
Lazard has Approved Guidelines generally to vote FOR the following:
• the establishment of an independent nominating committee, audit committee or compensation committee of a board of directors;
• a requirement that a substantial majority (e.g., 2/3) of a company’s directors be independent;
• a proposal that a majority of the entirety of the board’s committees be comprised of independent directors;
• proposals seeking to de-classify a board;
• the implementation of director stock retention/holding periods;
• proposals relating to the establishment of directors’ mandatory retirement age and age restrictions for directors especially where such proposals seek to facilitate the improvement of the diversity of the board; and
• changes to the articles of association and other relevant documents which are in the long-term interests of shareholders;
• the appointment or (re)election of internal statutory auditors/fiscal council members unless (a) the name of the management nominees are not disclosed in a timely manner prior to the meeting, (b) there are serious concerns about statutory reports presented or the audit procedures used, (c) questions exist concerning any of the auditors, (d) the auditors have previously served the company in an executive capacity (or are otherwise considered affiliated) or (e) minority shareholders have presented timely disclosure of minority fiscal council nominee(s) to be elected under separate elections.
Lazard has Approved Guidelines generally to vote on a CASE by CASE Basis for the following:
• proposals to require an independent board chair or the separation of chairman and CEO; and
• establishment of shareholder advisory committees.
Lazard has Approved Guidelines generally to vote AGAINST the following:
• proposals seeking to classify a board

• the election of directors where the board does not have independent “key committees” or sufficient board independence;
• non-independent directors who serve on key committees that are not sufficiently independent;
• proposals relating to cumulative voting;
• proposals where the names of the candidates (in the case of an election) or the principles for the establishment of a committee (where a new committee is being created) have not been disclosed in a timely manner;
• release of restrictions on competitive activities of directors3 if (a) there is a lack of disclosure on the key information including identities of directors in question, current position in the company and outside boards they are serving on or (b) the non-nomination system is employed by the company for the director election;
• the discharge of directors, including members of the management board and/or supervisory board and auditors, unless there is reliable information about significant and compelling concerns that the board is not fulfilling its fiduciary duties; 4 and
• the chair of the board’s nominating committee, or all incumbent nominating committee members in the absence of the chair, if there is not at least one female on the board of directors.
US Listed Corporates
Given the governance practices unique to the United States market, Lazard has adopted the following principles-based approach to proxy voting that is designed to address:
• Board effectiveness – supporting board structure, diversity of cognitive thought, independence and avoiding over-boarding.
• Accountability – in conjunction with the immediately preceding bullet point, emphasizing individual accountability, for example holding the Chair of the Nomination Committee accountable where weaknesses and conflicts have been identified.
Anti-takeover Measures
Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company’s shares.
Consequently, Lazard has adopted Approved Guidelines to vote AGAINST:
• proposals to adopt supermajority vote requirements or increase vote requirements;
• proposals seeking to adopt fair price provisions and on a case-by-case basis regarding proposals seeking to rescind them; and
• “blank check” preferred stock
Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis regarding other provisions seeking to amend a company’s by-laws or charter regarding anti-takeover provisions or shareholder rights plans (also known as “poison pill plans”).
Lazard has adopted an Approved Guideline to vote FOR proposals that ask management to submit any new poison pill plan to shareholder vote.
Conduct of Shareholder Meetings
Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved Guidelines to vote AGAINST:
• proposals to adjourn US meetings;
• proposals seeking to eliminate or restrict shareholders’ right to call a special meeting;
• efforts to eliminate or restrict right of shareholders to act by written consent; and
• proposals to adopt supermajority vote requirements, or increase vote requirements.
Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis on changes to quorum requirements and FOR proposals providing for confidential voting.

Changes to Capital Structure
Lazard receives many proxies that include proposals relating to a company’s capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. A board and management may have many legitimate business reasons in seeking to effect changes to the issuer’s capital structure, including investing in financial products and raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management but will monitor these proposals closely to ensure that they are aligned with the long-term interests of shareholders.
Lazard has adopted Approved Guidelines to vote FOR:
• management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);
• stock splits and reverse stock splits;
• investments in financial products unless the company fails to provide meaningful shareholder vote or there are significant concerns with the company’s previous similar investments;5
• requests to reissue any repurchased shares unless there is clear evidence of abuse of authority in the past;
• management proposals to adopt or amend dividend reinvestment plans; and
• dividend distribution policies unless (a) the dividend payout ratio has been consistently below 30% without adequate explanation or (b) the payout is excessive given the company’s financial position.
Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis for:
• matters affecting shareholder rights, such as amending votes-per-share;
• management proposals to issue a new class of common or preferred shares (unless covered by an Approved Guideline relating to the disapplication of pre-emption rights);
• the use of proceeds and the company’s past share issuances;6
• proposals seeking to approve or amend stock ownership limitations or transfer restrictions; and
• loan and financing proposals. In assessing requests for loan financing provided by a related party the following fac- tors will be considered: (a) use of proceeds, size or specific amount of loan requested, interest rate and relation of the party providing the loan.
Lazard has adopted Approved Guidelines to vote AGAINST:
• changes in capital structure designed to be used in poison pill plans or which seeks to disregard pre-emption rights in a way that does not follow guidance set by the UK Pre-Emption Group’s Statement of Principles;
• the provision of loans to clients, controlling shareholders and actual controlling persons of the company; and
• the provision of loans to an entity in which the company’s ownership stake is less than 75% and the financing provision is not proportionate to the company’s equity stake.
Executive Compensation Issues
Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of a board, management and employees with those of long-term shareholders. Lazard generally favors programs intended to reward management and employees for positive and sustained, long-term performance but will take into account various considerations such as whether compensation appears to be appropriate for the company after an analysis of the totality of the circumstances (including the company’s time in history and evolution).
Lazard has Approved Guidelines generally to vote FOR
• employee stock purchase plans, deferred compensation plans, stock option plans and stock appreciation rights plans that are in the long-term interests of shareholders;
• proposals to submit severance agreements to shareholders for approval;

• annual advisory votes on compensation outcomes where the outcomes are considered to be aligned with the interest of shareholders; and
• annual compensation policy votes where the policy structures are considered to be aligned with the interest of shareholders.
Lazard has Approved Guidelines generally to vote on a CASE by CASE basis regarding:
• restricted stock plans that do not define performance criteria; and
• proposals to approve executive loans to exercise options.
Lazard has Approved Guidelines generally to vote AGAINST:
• proposals to re-price underwater options;
• annual advisory votes on remuneration outcomes where the outcomes are considered not to be in the interests of shareholders; and
• annual remuneration policy vote where the policy structures are considered not to be in the interests of shareholders.
US Listed Corporates
Given the governance practices unique to the United States market, Lazard maintains the view that votes regarding Say on Pay should in principle, support fair and transparent remuneration. In addition, we also consider:
• the level of dissent on previous Say on Pay votes; and
• individual accountability, for example holding the Chair of the Compensation Committee accountable where weaknesses have been identified.
Mergers and Other Significant Transactions
Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company’s assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard’s Approved Guideline is to vote on a CASE by CASE basis for these proposals.
Environmental, Social, and Corporate Governance
Proposals involving environmental, social, and corporate governance issues take many forms and cover a wide array of issues. Some examples may include: proposals to have a company increase its environmental disclosure; adoption of principles to limit or eliminate certain business activities; adoption of certain conservation efforts; adoption of proposals to improve the diversity of the board, the senior management team and the workforce in general; adoption of proposals to improve human capital management or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company’s management and its board of directors.
As set out in Lazard’s separate ESG Policy, Lazard is committed to an investment approach that incorporates ESG considerations in a comprehensive manner in order to safeguard the long-term interests of our clients and to manage more effectively long-term investment risks and opportunities related to ESG matters. Lazard generally supports the notion that corporations should be expected to act as good citizens. Lazard generally votes on environmental, social and corporate governance proposals in a way that it believes will most increase long-term shareholder value.
Lazard’s Approved Guidelines are structured to evaluate many environmental, social and corporate governance proposals on a case-by-case basis.
However, as a guide, Lazard will generally vote FOR proposals:
• asking for a company to increase its environmental/social disclosures (e.g., to provide a corporate sustainability report);
• seeking the approval of anti-discrimination policies;
• which are considered socially responsible agenda items;
• which improve an investee company’s ESG risk management and related disclosures; and
• deemed to be in the long-term interests of shareholders.

Shareholder Proposals
Lazard believes in the ability of shareholders to leverage their rights related to the use of shareholder proposals to address deficits in best practices and related disclosures by companies. Many ESG issues are improved through such use of shareholder proposals. For example, some companies are collaborating with shareholders on such proposals by voicing their support and recommending that shareholders vote in-line with such proposals.
Lazard has Approved Guidelines generally to vote FOR shareholder proposals which:
• seek improved disclosure of an investee company’s ESG practices over an appropriate timeframe;
• seek improved transparency over how the investee company is supporting the transition to a low carbon economy;
• seek to improve the diversity of the board;
• seek improved disclosures on the diversity of the board and the wider workforce;
• seek to establish minimum stock-ownership requirements for directors over an appropriate time frame;
• seek to eliminate or restrict severance agreements, or
• are deemed to be in the long-term interests of shareholders including Lazard’s clients.
Lazard has Approved Guidelines generally to vote AGAINST shareholder proposals which:
• seek to infringe excessively on management’s decision- making flexibility;
• seek to establish additional board committees (absent demonstrable need);
• seek to establish term limits for directors if this is unnecessary;
• seek to change the size of a board (unless this facilitates improved board diversity);
• seek to require two candidates for each board seat; or
• are considered not to be in the long-terms interests of shareholders.
Voting Securities in Different Countries
Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder’s ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as “share blocking”). In other instances, the costs of voting a proxy (i.e., by being routinely required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. Generally, the Proxy Administration Team will consult with Portfolio Management in determining whether to vote these proxies.
There may be other instances where Portfolio Management may wish to refrain from voting proxies (See Section G.1. below).
Conflicts of Interest
Overview
This Policy and related procedures implemented by Lazard are designed to address potential conflicts of interest posed by Lazard’s business and organizational structure. Examples of such potential conflicts of interest are:
• Lazard Frères & Co. LLC (“LF&Co.”), Lazard’s parent company and a registered broker- dealer, or a financial advisory affiliate, has a relationship with a company the shares of which are held in accounts of Lazard clients, and has pro- vided financial advisory or related services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);
• Lazard serves as an investment adviser for a company the management of which supports a particular proposal;
• Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or

• A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.
General Policy
All proxies must be voted in the best long-term interest of each Lazard client, without consideration of the interests of Lazard, LF&Co. or any of their employees or affiliates. The Proxy Administration Team is responsible for all proxy voting in accordance with this Policy after consulting with the appropriate member or members of Portfolio Management, the Proxy Committee and/or the Legal & Compliance Department. No other employees of Lazard, LF&Co. or their affiliates may influence or attempt to influence the vote on any proposal. Violations of this Policy could result in disciplinary action, including letter of censure, fine or suspension, or termination of employment. Any such conduct may also violate state and Federal securities and other laws, as well as Lazard’s client agreements, which could result in severe civil and criminal penalties being imposed, including the violator being prohibited from ever working for any organization engaged in a securities business. Every officer and employee of Lazard who participates in any way in the decision-making process regarding proxy voting is responsible for considering whether they have a conflicting interest or the appearance of a conflicting interest on any proposal. A conflict could arise, for example, if an officer or employee has a family member who is an officer of the issuer or owns securities of the issuer. If an officer or employee believes such a conflict exists or may appear to exist, he or she should notify the Chief Compliance Officer immediately and, unless determined otherwise, should not continue to participate in the decision-making process.
Monitoring for Conflicts and Voting When a Material Conflict Exists
The Proxy Administration Team monitors for potential conflicts of interest that could be viewed as influencing the outcome of Lazard’s voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is clearly defined to vote for or against, or is to vote on a case-by-case basis. Any questions regarding application of these conflict procedures, including whether a conflict exists, should be addressed to Lazard’s Chief Compliance Officer or General Counsel.
Where Approved Guideline Is For or Against
Lazard has an Approved Guideline to vote for or against regard- ing most proxy agenda/proposals. Generally, unless Portfolio Management disagrees with the Approved Guideline for a spe- cific proposal, the Proxy Administration Team votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists when Portfolio Management disagrees with the Approved Guideline. The Proxy Administration Team will use its best efforts to determine whether a conflict of interest or potential conflict of interest exists. If conflict appears to exist, then the proposal will be voted according to the Approved Guideline. Lazard also reserves its right to Abstain.
In addition, in the event of a conflict that arises in connection with a proposal for Lazard to vote shares held by Lazard clients in a Lazard mutual fund, Lazard will typically vote each proposal for or against proportion to the shares voted by other shareholders.
Where Approved Guideline Is Case-by-Case
In situations where the Approved Guideline is to vote case-by- case and a material conflict of interest appears to exist, Lazard’s policy is to vote the proxy item according to the majority recommendation of the independent proxy services to which we subscribe. Lazard also reserves the right to Abstain.
Other Matters
Issues Relating to Management of Specific Lazard Strategies
Due to the nature of certain strategies managed by Lazard, there may be times when Lazard believes that it may not be in the best interests of its clients to vote in accordance with the Approved Guidelines, or to vote proxies at all. In certain markets, the fact that Lazard is voting proxies may become public information, and, given the nature of those markets, may impact the price of the securities involved. Lazard may simply require more time to fully understand and address a situation prior to determining what would be in the best interests of shareholders. In these cases the Proxy Administration Team will look to Portfolio Management to provide guidance on proxy voting rather than vote in accordance with the Approved Guidelines, and will obtain the Proxy Committee’s confirmation accordingly.
Additionally, Lazard may not receive notice of a shareholder meeting in time to vote proxies for or may simply be prevented from voting proxies in connection with a particular meeting. Due to the compressed time frame for notification of shareholder meetings and Lazard’s obligation to vote proxies on behalf of its clients, Lazard may issue standing instructions to ISS on how to vote on certain matters.

Different strategies managed by Lazard may hold the same securities. However, due to the differences between the strategies and their related investment objectives, one Portfolio Management team may desire to vote differently than the other, or one team may desire to abstain from voting proxies while the other may desire to vote proxies. In this event, Lazard would generally defer to the recommendation of the Portfolio Management teams to determine what action would be in the best interests of its clients. The Chief Compliance Officer or General Counsel, in consultation with members of the Proxy Committee will determine whether it is appropriate to approve a request to split votes among one or more Portfolio Management teams.
Stock Lending
As noted in Section B above, Lazard does not generally vote proxies for securities that a client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares. Under certain circum- stances, Lazard may determine to recall loaned stocks in order to vote the proxies associated with those securities. For example, if Lazard determines that the entity in possession of the stock has borrowed the stock solely to be able to obtain control over the issuer of the stock by voting proxies, or if the client should specifically request Lazard to vote the shares on loan, Lazard may determine to recall the stock and vote the proxies itself. However, it is expected that this will be done only in exceptional circumstances. In such event, Portfolio Management will make this determination and the Proxy Administration Team will vote the proxies in accordance with the Approved Guidelines.
Reporting
Separately managed account clients of Lazard who have authorized Lazard to vote proxies on their behalf will receive information on proxy voting with respect to that account. Additionally, the US mutual funds managed by Lazard will disclose proxy voting information on an annual basis on Form N-PX which is filed with the SEC.
Recordkeeping
Lazard will maintain records relating to the implementation of the Approved Guidelines and this Policy, including a copy of the Approved Guidelines and this Policy, proxy statements received regarding client securities, a record of votes cast and any other document created by Lazard that was material to a determination regarding the voting of proxies on behalf of clients or that memorializes the basis for that decision. Such proxy voting books and records shall be maintained in the manner and for the length of time required in accordance with applicable regulations.
Review of Policy and Approved Guidelines
The Proxy Committee will review this Policy at least annually to consider whether any changes should be made to it or to any of the Approved Guidelines. The Proxy Committee will make revisions to its Approved Guidelines when it determines it is appropriate or when it sees an opportunity to materially improve outcomes for clients. Questions or concerns regarding the Policy should be raised with Lazard’s General Counsel or Chief Compliance Officer.
Notes
1
In accordance with this Policy, Lazard's exclusive purpose when voting proxies is to (i) maximize long-term shareholder value; (ii) prioritize our clients' pecuniary interests; and (iii) ensure that the votes cast are intended in good faith to accomplish these objectives, while adhering to our fiduciary responsibility. All proxy votes are cast in alignment with this purpose, demonstrating Lazard's commitment to act in the best interest of our clients.
2
Given the governance practices unique to the Japanese market, the voting structure described herein is aligned with the Japanese Stewardship Code.
3
This is intended to cover instances where directors engage in commercial transactions with the company and/or are involved with other companies (outside board memberships).
4
For example, a lack of oversight or actions by board members which invoke shareholder distrust, legal issues aiming to hold the board responsible for breach of trust or egregious governance issues.
5
Evaluate (a) any known concerns with previous investments, (b) amount of the proposed investment relative to the company’s assets and (c) disclosure of the nature of products in which the company proposed to invest and associated risks of the investment.
6
Specifically, with respect to the issuance of shares to raise funds for general financing purposes, Lazard will consider the Measures for the Administration of the Issuance of Securities by Listed Companies 2006 and the Detailed Rules for Private Placement by Listed Companies, the China Securities Regulatory Commission.
Important Information
All sources Lazard Asset Management unless otherwise noted. Published in November 2023.
This document reflects the views of Lazard Asset Management LLC or its affiliates (“Lazard”) based upon information believed to be reliable as of the date hereof. There is no guarantee that any forecast or opinion will be realized. This document is provided by Lazard Asset Management LLC or its affiliates (“Lazard”) for informational purposes only. Nothing herein constitutes investment advice or a recommendation relating to any security, commodity, derivative, investment management service or investment product. Investments in securities, derivatives and commodities involve risk, will fluctuate in price, and may result in losses. Certain assets held in Lazard’s investment portfolios, in particular alternative investment portfolios, can involve high degrees of risk and volatility when compared to other assets. Similarly, certain assets held in Lazard’s investment portfolios may trade in less liquid or efficient markets, which can affect investment performance. Past performance does not guarantee future results. The views expressed herein are subject to change, and may differ from the views of other Lazard investment professionals.
This document is intended only for persons residing in jurisdictions where its distribution or availability is consistent with local laws and Lazard’s local regulatory authorizations. Please visit www.lazardassetmanagement.com/globaldisclosure for the specific Lazard entities that have issued this document and the scope of their authorized activities.
Wellington Management LLP
Introduction
Wellington Management has adopted and implemented policies and procedures it believes are reasonably designed to ensure that proxies are voted in the best interests of clients for which it exercises proxy-voting discretion.
The purpose of this document is to outline Wellington Management’s approach to executing proxy voting.
Wellington Management’s Proxy Voting Guidelines (the “Guidelines”), which are contained in a separate document, set forth broad guidelines and positions on common issues that Wellington Management uses for voting proxies. The Guidelines set out our general expectations on how we vote rather than rigid rules that we apply without consideration of the particular facts and circumstances.
STATEMENT OF POLICY
Wellington Management:
Votes client proxies for clients that have affirmatively delegated proxy voting authority, in writing, unless we have arranged in advance with a particular client to limit the circumstances in which the client would exercise voting authority, or we determine that it is in the best interest of one or more clients to refrain from voting a given proxy.
Seeks to vote proxies in the best financial interests of the clients for which we are voting.
Identifies and resolves all material proxy-related conflicts of interest between the firm and our clients in the best interests of the client.
RESPONSIBILITY AND OVERSIGHT
The Proxy Voting Team monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. The Proxy Voting Team also acts as a resource for portfolio managers and investment research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of the Proxy Voting Team. The Investment Stewardship Committee a senior, cross-functional group of experienced professionals, is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines, and identification and resolution of conflicts of interest. The Investment Stewardship Committee reviews the Guidelines as well as the Global Proxy Policy and Procedures annually.
PROCEDURES
Use of Third-Party Voting Agent
Wellington Management uses the services of a third-party voting agent for research and to manage the administrative aspects of proxy voting. We view third-party research as an input to our process. Wellington Management complements the research provided by its primary voting agent with research from other firms.
Our primary voting agent processes proxies for client accounts and maintains records of proxies voted. For certain routine issues, as detailed below, votes may be instructed according to standing instructions given to our primary voting agent, which are based on the Guidelines.
We manually review instances where our primary voting agent discloses a material conflict of interest of its own, potentially impacting its research outputs. We perform oversight of our primary voting agent, which involves regular service calls and an annual due diligence exercise, as well as regular touchpoints in the normal course of business.
Receipt of Proxy
If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting materials to Wellington Management or its designated voting agent in a timely manner.

Reconciliation
Proxies for public equity securities received by electronic means are matched to the securities eligible to be voted, and a reminder is sent to custodians/trustees that have not forwarded the proxies due. This reconciliation is performed at the ballot level. Although proxies received for private equity securities, as well as those received in non-electronic format for any securities, are voted as received, Wellington Management is not able to reconcile these ballots and does not notify custodians of non-receipt; Wellington Management is only able to reconcile ballots where clients have consented to providing holdings information with its provider for this purpose.

Proxy Voting Process
Our approach to voting is investment-led and serves as an influential component of our engagement and escalation strategy. The Investment Stewardship Committee, a cross-functional group of experienced professionals, oversees Wellington Management’s activities with regards to proxy voting practices.
Routine issues that can be addressed by the proxy voting guidance below are voted by means of standing instructions communicated to our primary voting agent. Some votes warrant analysis of specific facts and circumstances and therefore are reviewed individually. We examine such vote sources including internal research notes, third-party voting research and company engagement. While manual votes are often resolved by investment research teams, each portfolio manager is empowered to make a final decision for their relevant client portfolio(s), absent a material conflict of interest. Proactive portfolio manager input is sought under certain circumstances, which may include consideration of position size and proposal subject matter and nature. Where portfolio manager input is proactively sought, deliberation across the firm may occur. This collaboration does not prioritize consensus across the firm above all other interests but rather seeks to inform portfolio managers’ decisions by allowing them to consider multiple perspectives. Portfolio managers may occasionally arrive at different voting conclusions for their clients, resulting in different decisions for the same vote. Voting procedures and the deliberation that occurs before a vote decision are aligned with our role as active owners and fiduciaries for our clients.
Material Conflict of Interest Identification and Resolution Processes
Further detail on our management of conflicts of interest can be found in our Stewardship Conflicts of Interest Policy, available on our website.
OTHER CONSIDERATIONS
In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.
Securities Lending
Clients may elect to participate in securities lending. Such lending may impact their ability to have their shares voted. Under certain circumstances, and where practical considerations allow, Wellington Management may determine that the anticipated value of voting could outweigh the benefit to the client resulting from use of securities for lending and recommend that a client attempt to have its custodian recall the security to permit voting of related proxies. We do not borrow shares for the sole purpose of exercising voting rights.
Share Blocking and Re-Registration
Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.
Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs
Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote; the proxy materials are not delivered in a timely fashion; or, in Wellington Management’s judgment, the costs of voting exceed the expected benefits to clients (included but not limited to instances such as when powers of attorney or consularization or the disclosure of client confidential information are required).
ADDITIONAL INFORMATION
Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws. In addition, Wellington Management discloses voting decisions through its website, including the rationale for votes against management.
Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, as well as the Voting Guidelines, upon written request. In addition, Wellington Management will provide specific client information relating to proxy voting to a client upon written request.
06088-0726

VICTORY PORTFOLIOS III
PART C. OTHER INFORMATION
Item 28.		Exhibits
(a)	(1)(a)	Amended and Restated Certificate of Trust dated as of April 11, 2023.
	(2)(a)	USAA Mutual Funds Trust Third Amended and Restated Master Trust Agreement dated September 22, 2015.
	(2)(b)	USAA Mutual Funds Trust Fourth Amended and Restated Master Trust Agreement dated February 25, 2016.
	(2)(c)	Victory Portfolios III Fifth Amended and Restated Master Trust Agreement dated April 24, 2023.
(b)	(1)(a)	Second Amended and Restated By-Laws dated September 22, 2015.
	(1)(b)	Third Amended and Restated By-Laws of Victory Portfolios III dated April 24, 2023.
(c)		None other than provisions contained in Exhibits (a)(1), (a)(2), and (b)(1) above.
(d)	(1)(a)	Investment Advisory Agreement between USAA Mutual Funds Trust and Victory Capital Management Inc. (“VCM”).
	(1)(b)	Amendment No. 1 to the Investment Advisory Agreement between Victory Portfolios III and VCM. dated April 24, 2023
	(1)(c)	Schedules A-1, A-2, B, and B-1 to Advisory Agreement (Funds with Performance Adjustment) current as of December 8, 2023.
	(1)(d)	Schedules A-1, A-2, B, and B-1 to Advisory Agreement (Funds with Performance Adjustment) current as of December 13, 2024.
	(2)(a)	Investment Subadvisory Agreement between VCM and Loomis Sayles dated July 1, 2019.
	(3)(a)	Investment Subadvisory Agreement between VCM and Wellington Management dated July 1, 2019.
	(3)(b)	Amendment No. 1. to the Investment Subadvisory Agreement between VCM and Wellington Management dated December 10, 2021.
	(4)(a)	Investment Subadvisory Agreement between VCM and Granahan Investment Management, Inc. dated July 1, 2019.
	(4)(b)	Amendment No. 1 to the Investment Subadvisory Agreement between VCM and Granahan Investment Man- agement, Inc. dated March 11, 2022.
	(5)(a)	Investment Subadvisory Agreement between VCM and Lazard Asset Management dated July 1, 2019.
	(5)(b)	Amendment No. 1 to the Investment Subadvisory Agreement between VCM and Lazard Asset Management dated January 1, 2022.
(e)	(1)(a)	Distribution Agreement between USAA Mutual Funds Trust and Victory Capital Services, Inc. f/k/a Victory Capital Advisers, Inc. dated July 1, 2019.
	(1)(b)	Schedule A to Distribution Agreement current as of December 9, 2022.
	(1)(c)	Amendment No. 1 to the Distribution Agreement between Victory Portfolios III f/k/a USAA Mutual Funds Trust and Victory Capital Services, Inc.
	(1)(d)	Schedule A to Distribution Agreement current as of December 13, 2024.
(f)		Not Applicable
(g)	(1)(a)	Global Custodial Services Agreement with USAA Mutual Funds Trust dated March 22, 2019.
	(1)(b)	Amendment No. 1 to Global Services Agreement with Victory Portfolios III dated April 24, 2023.
(h)	(1)(a)	Transfer Agency Agreement dated July 1, 2019.
	(1)(b)	Amendment No. 1 to Transfer Agency Agreement dated June 29, 2020.
	(1)(c)	Amendment No. 2 to Transfer Agency Agreement dated February 5, 2021.
	(1)(d)	Amendment No. 3 to Transfer Agency Agreement dated March 31, 2022.
	(1)(e)	Amendment No. 4 to Transfer Agency Agreement dated April 2, 2023.
	(2)(a)	Expense Limitation Agreement Amended and Restated June 29, 2022.
	(2)(b)	Amendment No. 1 to the Expense Limitation Agreement dated April 24, 2023.
	(2)(c)	Amendment No. 2 to the Expense Limitation Agreement dated June 22, 2023.
	(2)(d)	Schedule A to the Expense Limitation Agreement Amended and Restated dated June 23, 2024.
	(2)(e)	Expense Limitation Agreement dated July 1, 2025.
	(3)(a)	Fund Administration, Servicing and Accounting Agreement dated July 1, 2019.
	(3)(b)	Amendment No. 1 to Fund Administration, Servicing and Accounting Agreement dated June 29, 2020.
	(3)(c)	Amendment No. 2 to Fund Administration, Servicing and Accounting Agreement dated February 5, 2021.
	(3)(d)	Amendment No. 3 to the Fund Administration, Servicing and Accounting Agreement dated June 28, 2022.
	(3)(e)	Amendment No. 4 to the Fund Administration, Servicing and Accounting Agreement dated January 1, 2023.
	(3)(f)	Amendment No. 5 to the Fund Administration, Servicing and Accounting Agreement dated April 24, 2023.

	(3)(g)	Amendment No. 6 to the Fund Administration, Servicing and Accounting Agreement dated September 17, 2024.
	(4)(a)	Sub-Administration and Sub-Fund Accounting Agreement effective October 1, 2015, between Victory Capital and Citi Fund Services Ohio, Inc.
	(4)(b)	Amendment No. 4 dated as of July 1, 2019, to the Sub-Administration and Sub-Fund Accounting Agreement.
	(4)(c)	Amendment No. 5 dated as of May 12, 2020, to the Sub-Administration and Sub-Fund Accounting Agree- ment.
	(4)(d)	Amendment No. 6 dated as of August 25, 2020, to the Sub-Administration and Sub-Fund Accounting Agree- ment.
	(4)(e)	Amendment No. 7 dated as of December 2, 2020, to the Sub-Administration and Sub-Fund Accounting Agreement.
	(4)(f)	Amendment No. 8 dated as of April 1, 2021, to the Sub-Administration and Sub-Fund Accounting Agreement.
	(4)(g)	Amendment No. 9 dated as of November 30, 2021, to the Sub-Administration and Sub-Fund Accounting Agreement.
	(4)(h)	Amendment No. 10 dated as of June 29, 2022, to the Sub-Administration and Sub-Fund Accounting Agree- ment.
	(4)(i)	Amendment No. 11 dated as of August 30, 2022, to the Sub-Administration and Sub-Fund Accounting Agree- ment.
	(4)(j)	Amendment No. 12 dated as of January 1, 2023, to the Sub-Administration and Sub-Fund Accounting Agree- ment.
	(4)(k)	Amendment No. 13 dated April 24, 2023, to the Sub-Administration and Sub-Fund Accounting Agreement.
	(4)(l)	Amendment No. 14 dated June 25, 2024, to the Sub-Administration and Sub-Fund Accounting Agreement.
	(4)(m)	Amendment No. 15 dated October 1, 2024, to the Sub-Administration and Sub-Fund Accounting Agreement.
	(4)(n)	Amendment No. 16 dated June 10, 2025, to the Sub-Administration and Sub-Fund Accounting Agreement.
	(5)	Revised Form of Broker-Dealer Agreement.
	(6)(a)	Global Securities Lending Agency Agreement dated December 9, 2021.
	(6)(b)	Amendment No.1 dated April 24, 2023, to the Global Securities Lending Agency Agreement dated Decem- ber 9, 2021.
(i)	(1)(a)	Opinion and Consent of Counsel with respect to Victory Portfolios III for February 28 fiscal year end funds and all relevant share classes.
	(1)(b)	Opinion and Consent of Counsel with respect to the Victory Portfolios III April 30 fiscal year end funds and all relevant share classes.
(j)	(1)(a)	Consent of Independent Registered Public Accounting Firm with respect to Victory Portfolios III for February 28 fiscal year end funds.
	(1)(b)	Consent of Independent Registered Public Accounting Firm with respect to the Victory Portfolios III for April 30 fiscal year end funds.
(k)		Not applicable.
Subscriptions and Investment Letters
(l)	(1)(a)	Subscription and Investment Letter for Global Opportunities Fund.
	(1)(b)	Subscription and Investment Letter for Target Retirement Income Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, and Target Retirement 2050 Fund.
	(1)(c)	Subscription and Investment Letter for Ultra Short-Term Bond Fund.
	(1)(d)	Subscription and Investment Letter for Cornerstone Conservative Fund, Cornerstone Moderately Conservative Fund, Cornerstone Aggressive Fund, and Cornerstone Equity Fund.
	(1)(e)	Subscription and Investment Letter for Target Retirement 2060 Fund dated July 12, 2013.
	(1)(f)	Subscription and Investment Letter for Target Managed Allocation Fund and Global Equity Income Fund (Fund Shares and Institutional Shares) dated August 7, 2015.
12b-1 Plans
(m)	(1)(a)	12b-1 Plans.
	(1)(b)	Amended and Restated Distribution and Service Plan Class A Shares adopted as of June 29, 2020.
	(1)(c)	Amendment No. 1 to the Amended and Restated Distribution and Service Plan Class A Shares dated April 24, 2023.
	(1)(d)	Schedule A to the Amended and Restated Distribution and Service Plan Class A Shares dated March 29, 2024.
	(1)(e)	Distribution and Service Plan Class C Shares adopted as of June 29, 2022.
	(1)(f)	Amendment No. 1 the Distribution and Service Plan Class C Shares dated April 24, 2023.
	(1)(g)	Distribution and Service Plan Class C Shares adopted as of December 13, 2024.

	(1)(h)	Schedule A to the Amended and Restated Distribution and Service Plan Class A Shares dated December 13, 2024.
18f-3 Plans
(n)	(1)(a)	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 Victory Portfolio III revised as of April 24, 2023.
	(1)(b)	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 Victory Portfolio III revised as of March 29, 2024.
(o)		Reserved.
Code of Ethics
(p)	(1)(a)	Victory Capital Management Inc. and WestEnd Advisors, LLC effective July 1, 2023.
	(1)(b)	Victory Portfolios III dated April 23, 2023.
	(1)(c)	Wellington Management Company LLP dated April 30, 2017.
	(1)(d)	Loomis, Sayles & Company, L.P. dated December 16, 2020.
	(1)(e)	Granahan Investment Management, Inc., October 25, 2013.
	(1)(f)	Lazard Asset Management dated April 1, 2016.
Powers of Attorney
(q)	(1)(a)	Powers of Attorney for Barbara B. Ostdiek, Dawn M. Hawley, Jefferson C. Boyce, Richard Y. Newton, III, Daniel S. McNamara, David C. Brown, and John C. Walters dated June 21, 2023.
Item 29. Persons Controlled by or Under Common Control with the Fund
None.
Item 30. Indemnification
Protection for the liability of the adviser and underwriter and for the officers and trustees of the Registrant is provided by two methods:
(a)
The Trustee and Officer Liability Policy. This policy covers all losses incurred by the Registrant, its adviser, and its underwriter from any claim made against those entities or persons during the policy period by any shareholder or former shareholder of any Fund by reason of any alleged negligent act, error, or omission committed in connection with the administration of the investments of said Registrant or in connection with the sale or redemption of shares issued by said Registrant. The Trust will not pay for such insurance to the extent that payment therefor is in violation of the Investment Company Act of 1940, as amended (the “1940 Act”) or the Securities Act of 1933 (the “Securities Act”).
(b)
Indemnification Provisions under Agreement and Declaration of Trust. Under Article VI of the Registrant’s Agreement and Declaration of Trust, each of its Trustees and officers or any person serving at the Registrant’s request as directors, officers, or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise (“Covered Person”) shall be indemnified against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such an officer, director, or trustee, except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person’s office (such conduct referred to hereafter as “Disabling Conduct”). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Covered Person was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither “interested persons” of the Registrant as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.
Expenses, including accountants and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time from funds attributable to the Fund of the Registrant in question in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Fund of the Registrant in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and (i) the Covered Person shall have provided security for such undertaking, (ii) the Registrant shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.
As to any matter disposed of by a compromise payment by any such Covered Person pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (a) by a majority of the disinterested Trustees who are not parties to the proceeding or (b) by an independent legal counsel in a written opinion. Approval by the Trustees pursuant to clause (a) or by independent legal counsel pursuant to clause (b) shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with any of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person’s office.
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the Registrant’s Agreement and Declaration of the Trust or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, then the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
Item 31. Business and Other Connections of the Investment Adviser
Information pertaining to business and other connections of the Registrant’s investment adviser, Victory Capital Management Inc. (“VCM” or “Adviser”), is hereby incorporated by reference to the section of the Prospectus captioned “Organization and Management of the Fund” and to the section of the SAI captioned “The Trust’s Adviser and Other Service Providers.” The Adviser is an indirect wholly-owned subsidiary of Victory Capital Holdings, Inc. (“VCH”), a publicly traded Delaware corporation.
The principal executive officers and directors of the Adviser and VCH are as follows:

Name	Position
David C. Brown	Director, Chairman and Chief Executive Officer of Adviser and VCH
Michael D. Policarpo, II	President, Chief Financial Officer and Chief Administrative Officer of Adviser and VCH, Director of Adviser
Nina Gupta	Chief Legal Officer and Secretary of Adviser and VCH, Director of Adviser.

To the knowledge of the Registrant, none of the directors or officers of the Adviser is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.
With respect to certain funds of the Registrant, Victory Capital Management Inc., currently engages the following subadvisers:
(a)
Wellington Management Company LLP (“Wellington Management”), located at 75 State Street, Boston, Massachusetts
02109, serves as a subadviser to the Victory Science & Technology Fund and Victory International Fund. The information required by this Item 31 with respect to each director and officer of Wellington Management is incorporated herein by reference to Wellington Management’s current Form ADV as amended and filed with the SEC.

(b)
Loomis, Sayles & Company, L.P. (“Loomis Sayles”), located at One Financial Center, Boston, Massachusetts 02111,
serves as a subadviser to the Victory Growth Fund. The information required by this Item 31 with respect to each director and officer of Loomis Sayles is incorporated herein by reference to Loomis Sayles’ current Form ADV as amended and filed with the SEC.

(c)
Granahan Investment Management, LLC (“GIM”), located at 404 Wyman St. Suite 270, Waltham, Massachusetts 02451,
serves as a subadviser to the Victory Small Cap Stock Fund. The information required by this Item 31 with respect to each director and officer of GIM is incorporated herein by reference to GIM’s current Form ADV as amended and filed with the SEC.

(d)
Lazard Asset Management (“Lazard”), located at 30 Rockefeller Plaza, New York, New York 10112-6300, serves as a subadviser to the Victory Emerging Markets Fund. The information required by this Item 31 with respect to each director and officer of Lazard is incorporated herein by reference to Lazard’s current Form ADV as amended and filed with the
SEC.

Item 32. Principal Underwriters
(a)
Victory Capital Services, Inc. (“VCS”), 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, acts as principal underwriter and distributor of the Registrant’s shares on a best-efforts basis and receives no fee or commission for its underwriting services. VCS also acts as principal underwriter and distributor for Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds.
(b)
Following is information concerning directors and executive officers of VCS.
Name and Principal	Position and Offices with VCS	Position and Offices with Registrant
David C. Brown	Director	Trustee
Michael D. Policarpo, II	Director and President	None
Charles Mathes	Director and Chief Compliance Officer	None
Donald Inks	Chief Operations Officer	None
Christopher Ponte	Chief Financial Officer	Assistant Treasurer
(c) Not Applicable
Item 33. Location of Accounts and Records
The following entities prepare, maintain, and preserve the records required by Section 31(a) of the 1940 Act for the Registrant. These services are provided to the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the rules and regulations of the Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

Victory Capital Management Inc., 15935 La Cantera Pkwy, San Antonio, Texas 78256 (records relating to its functions as investment adviser and administrator).
Citibank, N.A., 388 Greenwich St., New York, New York 10013 (records relating to its function as custodian).
Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, Ohio 43219 (records relating to its functions as sub-administrator and sub-fund accountant).
Victory Capital Transfer Agency, Inc.,15935 La Cantera Pkwy, San Antonio, Texas 78256 (records relating to its function as the transfer agent).
FIS Investor Services LLC, 4249 Easton Way, Suite 400, Columbus, Ohio 43219 (records relating to its functions as transfer agent and dividend disbursing agent).
Victory Capital Services, Inc., 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144 (records relating to its function as distributor).
Wellington Management Company LLP, 75 State Street, Boston, Massachusetts 02109 (records relating to its functions as a subadviser with respect to the Victory Science & Technology Fund and Victory International Fund)

Loomis, Sayles & Company, L.P., One Financial Center, Boston, Massachusetts 02111 (records relating to its functions as a subadviser with respect to the Victory Growth Fund)
Granahan Investment Management, LLC, 275 Wyman St. Suite 270, Waltham, Massachusetts 02451 (records relating to its functions as a subadviser with respect to the Victory Small Cap Stock Fund)
Lazard Asset Management, 30 Rockefeller Plaza, New York, New York 10112-6300 (records relating to its functions as a subadviser with respect to the Victory Emerging Markets Fund)
Item 34. Management Services
Not Applicable.
Item 35. Undertakings
None.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the city of San Antonio, and state of Texas, on the 1st day of May 2026.
Victory Portfolios III
By: /s/ Thomas Dusenberry

Thomas Dusenberry
President
Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.
(Signature)	(Title)	(Date)
/s/ Thomas Dusenberry Thomas Dusenberry	President (Principal Executive Officer)	May 1, 2026
/s/ Carol Trevino Carol Trevino	Treasurer (Principal Financial and Accounting Officer)	May 1, 2026
* Jefferson C. Boyce	Chairman of the Board of Trustees	May 1, 2026
* David C. Brown	Trustee	May 1, 2026
* Dawn M. Hawley	Trustee	May 1, 2026
* Daniel S. McNamara	Trustee	May 1, 2026
* Richard Y. Newton III	Trustee	May 1, 2026
* Barbara B. Ostdiek	Trustee	May 1, 2026
* John C. Walters	Trustee	May 1, 2026
*By : Thomas Dusenberry

*
Thomas Dusenberry, under the Powers of Attorney dated June 21, 2023, incorporated herein and filed under Post-Effective Amendment Nos. 198 with the Securities and Exchange Commission on June 27, 2023.